Exhibit 10.5

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED

WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH

THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN

APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 406

PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

Confidential

DATED October 15th, 2010

Glaxo Group Limited

And

Fondazione Telethon

and

Fondazione Centro San Raffaele del Monte Tabor

RESEARCH AND DEVELOPMENT

COLLABORATION AND LICENSE AGREEMENT

TABLE OF CONTENTS

1	DEFINITIONS	4
2	RESEARCH AND DEVELOPMENT UNDER THE ALLIANCE	22
3	MANAGEMENT OF THE COLLABORATION	36
4	GRANT OF RIGHTS	45
5	POST-EXERCISE and POST-LICENSE ACTIVITIES	58
6	MILESTONES AND ROYALTIES; PAYMENTS	61
7	EXCLUSIVITY	70
8	INTELLECTUAL PROPERTY	72
9	CONFIDENTIALITY	84
10	REPRESENTATIONS AND WARRANTIES	90
11	INDEMNIFICATION; INSURANCE	94
12	TERM AND TERMINATION	98
13	MISCELLANEOUS	109

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Execution Copy

This RESEARCH, DEVELOPMENT, COLLABORATION AND LICENSE AGREEMENT (the “Agreement”) is entered into and made effective as of October 15th, 2010 (the “Effective Date”) by and between (a) Fondazione Telethon, having a registered office at via Carlo Spinola, 16, 00154, Rome, Italy (“F. Telethon”), and Fondazione Centro San Raffaele del Monte Tabor, having a registered office at Via Olgettina 60 20132 Milano (“F. San Raffaele”), each entity, a not-for-profit corporation incorporated under the laws of Italy, (F. Telethon and F. San Raffaele are hereinafter referred to jointly as “TELETHON-HSR”) on the one hand; and, (b) on the other hand, Glaxo Group Limited, a company incorporated under the laws of England and Wales with registered number 00305979, whose registered office is Glaxo Wellcome House, Berkeley Avenue, Greenford, Middlesex, UB6 0NN, England (“GSK”). TELETHON-HSR and GSK are each referred to herein by name or as a “Party” or, collectively, as “Parties.”

RECITALS

WHEREAS, in 1995, F. Telethon and F. San Raffaele del Monte Tabor (“F. San Raffaele”, and jointly with F. Telethon, the “Foundations”) established a collaboration for the creation of the San Raffaele-Telethon Institute for Gene Therapy, an entity without juridical personality (HSR-TIGET), based in Milan, Italy;

WHEREAS, The joint conduct of HSR-TIGET has been disciplined by specific agreements endorsed by both Foundations. The most recent of such agreements, dated July 1st, 2006 was modified by mutual agreement on March 3rd, 2009 is valid until June 30th, 2011 (the “HSR-TIGET Agreement”);

WHEREAS, On February 15th, 2010, the Foundations signed an Addendum to the HSR-TIGET Agreement, aimed at disciplining relationships with potential industrial partners for the development of programs of ex vivo gene therapy of monogenic hereditary diseases through retroviral and lentiviral platforms, up to the stage of marketing authorization and commercialization of the medicinal products;

WHEREAS, According to such Addendum, F. Telethon is free to negotiate any agreement pursuant to the aims stated above with potential industrial partners, provided that final approval is also obtained by F. San Raffaele;

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WHEREAS, F. Telethon and F. San Raffaele will utilize for such a program exclusively the San Raffaele-Telethon Institute for Gene Therapy (HSR-TIGET), therefore, F. Telethon and F. San Raffaele, with respect to any research and clinical activities carried out outside HSR-TIGET which are not carried out by a Third Party acting on behalf of, or as a contractor, service provider or agent of HSR-TIGET are not bound by this Agreement;

WHEREAS, GSK desires to form an alliance with F. Telethon and F. San Raffaele for the research and development and commercialization of programs for ex vivo hematopoietic stem cell gene therapy of monogenic hereditary diseases through retroviral and lentiviral platforms, up to the stage of marketing authorization and commercialization of the resulting medicinal products; and

WHEREAS both F. Telethon and F. San Raffaele consider their primary goal that the results of their research become therapeutic solutions to be developed and made available to the benefit of patients.

NOW, THEREFORE, GSK and F. Telethon have agreed to enter into this binding Agreement which sets forth the terms and conditions of an alliance pursuant to this Research and Development Collaboration and License Agreement (the “Agreement”). The Parties to this Agreement are (a) F. Telethon and F. San Raffaele, on the one hand (which are referred to collectively hereinafter as “TELETHON-HSR”), and (b) GSK on the other hand (GSK and F. Telethon and F. San Raffaele are jointly referred to as “Parties” and individually as “Party”). Unless otherwise expressly stated to the contrary in this Agreement, any reference in this Agreement to TELETHON-HSR shall include both F. Telethon and F. San Raffaele. In consideration of the premises and mutual covenants herein contained, which constitute part of this Agreement, the Parties hereto hereby agree as follows:

1	DEFINITIONS

As used in this Agreement, the following terms will have the meanings set forth in this Article 1 unless context dictates otherwise:

“Acceptance” means with respect to a BLA, or NDA, or MAA filed for a Product, (a) in the United States, the receipt by GSK or its Affiliate or Sublicensee of written notice from the FDA in accordance with 21 CFR 314.101(a)(2) that such BLA or NDA is officially “filed”, (b) in the European Union, receipt by GSK or its Affiliate or

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Sublicensee of written notice of acceptance by the EMEA of such MAA for filing under the centralized European procedure in accordance with any feedback received from European Regulatory Authorities; provided, that if the centralized filing procedure is not used, then Acceptance shall be determined upon the acceptance of such MAA by the applicable Regulatory Authority in the first Major EU Country, (c) in Japan, receipt by GSK or its Affiliate or Sublicensee of written notice of acceptance of filing of such MAA from the MHLW or (d) in any other major market country after receipt by GSK or its Affiliate or Sublicensee of written notice of acceptance of filing of the applicable applications by the competent Regulatory Authority of that specific country.

“ADA-SCID Program Exclusively Licensed IP” means with respect to the ADA-SCID Program: (a) any and all TELETHON-HSR Know-How and Joint Know-How, in each case relating to the ADA-SCID Program or to the composition of matter of, the formulation or delivery of, or the making, use (including method of use) or sale of any Product included within the ADA-SCID Program, or the use of any such Product within the Alliance Scope and (b) any and all TELETHON-HSR Patent Rights and Joint Patent Rights, in each case relating to the ADA-SCID Program or which claims or covers the composition of matter of or the formulation or delivery of, or the making, use (including method of use) or sale of any Product included within the ADA-SCID Program, or the use of any such Product within the Alliance Scope, and (c) or any Vector Manufacturing Improvements IP relating to the ADA-SCID Program.

“Additional Program” means a Collaboration Program within the Alliance Scope that is added under the terms and conditions as set forth in section 6.2 and pertaining to a new disease application, or to a new Vector to be applied to a disease under an existing Collaboration Program under article 2.1.2 (a) through (f) or to be applied to ADA-SCID.

“Adverse Drug Reaction” or “ADR” means any noxious and unintended response to a medicinal product occurring at any dose where there is at least a possibility of a causal link between the administration of the medicinal product and the noxious and unintended response. The foregoing definition is intended to be construed in accordance with International Conference on Harmonisation (ICH) guideline E2A.

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“Affiliate” means any Person, which, directly or indirectly through one (1) or more intermediaries, controls, is controlled by or is under common control with a Party to this Agreement, regardless of whether such Affiliate is or becomes an Affiliate on or after the Effective Date. A Person shall be deemed to “control” another Person if it (a) owns, directly or indirectly, beneficially or legally, at least fifty percent (50%) of the outstanding voting securities or capital stock (or such lesser percentage which is the maximum allowed to be owned by a Person in a particular jurisdiction) of such other Person, or has other comparable ownership interest with respect to any Person other than a corporation; or (b) has the power, whether pursuant to contract, ownership of securities or otherwise, to direct the management and policies of the Person. For clarity, F. Telethon and F. San Raffaele are not Affiliates and may not be considered Affiliates hereunder, notwithstanding the relationship between the two Foundations, as indicated in the recitals.

“Alliance Manager” has the meaning assigned to such term in Section 3.3.

“Alliance Scope” means the research, development, manufacture and commercialization of retroviral or lentiviral vectors using ex vivo hematopoietic stem cell gene therapy approaches for treating or curing monogenic diseases or disorders.

“Annual Net Sales” means total Net Sales in the Territory in a particular Calendar Year.

“BLA” or “Biologics License Application” means a Biologics License Application (as more fully defined in 21 C.F.R. 600 et seq. or its successor regulations) and all amendments and supplements thereto filed with the FDA.

“Breaching Party” has the meaning assigned to such term in Section 12.2(a).

“Business Day” means a day on which banking institutions in New York, New York, United States, Milan, Italy, and London, England are open for business, excluding any Saturday or Sunday, and excluding the nine (9) consecutive calendar days beginning on December 24th and continuing through January 1st of each Calendar Year during the Term.

“Calendar Day” means any day, including a Saturday, Sunday, Business Day or public or company holiday.

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“Calendar Quarter” means a period of three (3) consecutive months ending on the last day of March, June, September, or December, respectively.

“Calendar Year” means a period of twelve (12) consecutive months beginning on January 1 and ending on December 31.

“cGMP” means all applicable standards relating to manufacturing practices for fine chemicals, intermediates, bulk products or Products, including (i) the principles detailed in the U.S. Current Good Manufacturing Practices, 21 CFR Parts 210 and 211 and EU Commission Directives 2003/94/EC and 2005/28/EC and The Rules Governing Medicinal Products in the European Community, Volume IV, Good Manufacturing Practice for Medicinal Products, as each may be amended from time to time or (ii) standards promulgated by any governmental body having jurisdiction over the manufacture of a Vector, in the form of laws or regulations.

“Chairperson” has the meaning assigned to such term in Section 3.2(a).

“Claims” has the meaning assigned to such term in Section 11.1.

“Clinical Candidate Selection Criteria” means the criteria (a) set forth in Exhibit A, and (b) as modified by the JSC for Vectors in each Collaboration Program pursuant to Section 2.5(a), for achievement of the Clinical Candidate Selection Milestone.

“Collaboration Program” means the program of Research and Development activities to be conducted by TELETHON-HSR and GSK under the alliance pursuant to this Agreement for each of the following Programs:

a.	Wiskott-Aldrich Syndrome

b.	Chronic granulomatous Disease

c.	Metachromatic leukodystrophy

d.	Globoid cell leukodystrophy

e.	Mucopolysaccaridosis Type I (Hurler)

f.	Beta-thalassemia

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g.	“Additional Programs” will be added upon the terms and conditions set forth in section 6.2 and will be identified during the Research Term.

“Collaboration Program Exclusively Licensed IP” means with respect to the relevant Collaboration Program: (a) any and all TELETHON-HSR Know-How and Joint Know-How, in each case relating to the relevant Collaboration Program or to the composition of matter of, the formulation or delivery of, or the making, use (including method of use) or sale of any Product included within the Collaboration Program, or the use of any such Product within the Alliance Scope and (b) any and all TELETHON-HSR Patent Rights and Joint Patent Rights, in each case relating to the relevant Collaboration Program or which claims or covers the composition of matter of or the formulation or delivery of, or the making, use (including method of use) or sale of any Product included within the Collaboration Program, or the use of any such Product within the Alliance Scope, and (c) any Lentiviral Platform Improvements IP relating to the Collaboration Program or Vector Manufacturing Improvements IP relating to the Collaboration Program. For the avoidance of doubt, GSK shall not have an exclusive license to the Collaboration Program Exclusively Licensed IP unless and until such time as GSK exercises its Option with respect to the relevant Collaboration Program or by operation of the applicable termination provisions of Article 12.

“Commercially Reasonable Efforts” means the following: (a) with respect to TELETHON-HSR, such efforts that are consistent with the efforts and resources normally used by TELETHON-HSR in the exercise of its reasonable business discretion relating to the research, development and commercial progression of a potential biopharmaceutical product owned by it or to which it has exclusive rights, with similar product characteristics as the relevant Vector or Product, which is of similar market potential at a similar stage in its development or product life as the relevant Vector or Product, taking into account issues of scientific risk, patent coverage, safety and efficacy, product profile, competitiveness of the marketplace, proprietary position, the regulatory structure involved and profitability (including pricing and reimbursement status achieved or likely to be achieved) and other relevant factors, including without limitation, technical, legal, scientific and/or medical factors; and (b) with respect to GSK, such efforts that are consistent with the efforts and resources

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normally used by GSK in the exercise of its reasonable business discretion relating to the development and commercialization of a prescription biopharmaceutical product owned by it or to which it has exclusive rights, with similar product characteristics as the relevant Vector or Product, which is of similar market potential at a similar stage in its development or product life as the relevant Vector or Product, taking into account issues of scientific risk, patent coverage, safety and efficacy, product profile, the competitiveness of the marketplace, the proprietary position, the regulatory structure involved and profitability (including pricing and reimbursement status achieved or likely to be achieved) and other relevant factors, including without limitation, technical, legal, scientific and/or medical factors provided that GSK shall not be entitled to factor in amounts that would be owed to TELETHON-HSR relating to the relevant Product.

“Competitive Infringement” has the meaning assigned to such term in Section 8.5(a).

“Confidential Information” has the meaning assigned to such term in Section 9.1.

“Control,” “Controls,” “Controlled” or “Controlling” means, with respect to any intellectual property, possession of the ability to grant the licenses or sublicenses as provided herein without violating the terms of any agreement or other arrangement with any Third Party. A Party shall be deemed to Control Joint IP to the extent of its individual or joint interest therein, as applicable.

“Develop” or “Development” means pre-clinical and clinical drug development activities relating to the development of Vectors, Products and/or processes and submission of information to a Regulatory Authority for the purpose of obtaining Regulatory Approval and Reimbursement Approval of a Product, and activities to develop manufacturing capabilities for Products. Development includes, but is not limited to, pre-clinical activities, toxicology studies, formulation, manufacturing process development and scale-up (including bulk Vector production), manufacturing Vector or Product for Clinical Trials, quality assurance and quality control, technical support, pharmacokinetic studies, clinical studies and regulatory affairs activities.

“Development Plan” has the meaning assigned to such term in Section 2.2(c).

“Disclosing Party” has the meaning assigned to such term in Section 9.1.

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“EMA” means the European Medicines Agency, and any successor entity thereto.

“European Commission” means the executive body of the European Union that has legal authority to grant marketing authorization approvals for pharmaceutical products in the European Union following scientific evaluation and recommendation from the EMA or other applicable Regulatory Authorities.

“European Union” or “EU” means all countries that are officially recognized as member states of the European Union at any particular time during the Term.

“Executive Officers” means the executive officers designated by each Party as having the final decision-making authority with respect to the particular dispute being presented for resolution pursuant to Sections 3.1, 3.2 and 5.1.

“Exclusively Licensed IP” means, collectively, the Collaboration Program Exclusively Licensed IP and the ADA-SCID Program Exclusively Licensed IP.

“FDA” means the U.S. Food and Drug Administration, and any successor entity thereto.

“Field” means gene therapy of any monogenic disorder, disease or condition.

“First Commercial Sale” means, with respect to each Product, the first sale for which revenue has been recognized by GSK or TELETHON-HSR or their respective Affiliate or Sublicensees for use or consumption by the general public of such Product in any country in the Territory after all required Regulatory Approvals and Reimbursement Approvals have been granted, or such sale is otherwise permitted, by the Regulatory Authority in such country (e.g. [***]), provided, that, the following shall not constitute a First Commercial Sale: (a) any sale to an Affiliate or Sublicensee unless the Affiliate or Sublicensee is the last entity in the distribution chain of the Product and (b) any use of such Product in Clinical Trials, preclinical activities or other Research or Development activities, or disposal or transfer of Products for a bona fide charitable purpose.

“Generic Competition” means with respect to the GSK Product(s) in any particular country, the existence of any Generic Product(s) in direct competition with such GSK Product(s) in such country that amount to more than [***] of the market for such GSK Product(s) in such country.

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“Generic Product” means any biopharmaceutical or biosimilar product that (a) is sold by a Third Party that is not a licensee or Sublicensee of GSK or its Affiliates, or any of their licensees or Sublicensees, under a marketing authorization granted by a Regulatory Authority to such Third Party and (b) contains the same or a similar Vector as an active pharmaceutical ingredient as the relevant Product and (c) (i) for purposes of the United States, is approved in reliance, in whole or in part, on the prior approval of a Product or on the safety and efficacy data generated for the prior approval of a Product, in each case as determined by the FDA, or (ii) for purposes of a country outside the United States, is approved in reliance, in whole or in part, on the prior approval of a Product or on the safety and efficacy data generated for the prior approval of a Product, in each case as determined by the applicable Regulatory Authority.

“GSK Development Vector” means any Vector, arising out of (i) the exclusively licensed ADA-SCID Program, pursuant to Section 4 or (ii) a Collaboration Program that has become a GSK Development Program upon GSK’s exercise of the applicable Option.

“GSK Development Plan” shall have the meaning assigned to it in Section 5.1(d).

“GSK Development Program” means each of (i) the ADA-SCID Program, and (ii) any Collaboration Program for which GSK has exercised its Option and, for both (i) and (ii), where such Program has not been terminated by GSK or terminated by TELETHON-HSR (i.e for a termination by TELETHON-HSR in the case of an uncured material breach by GSK of its diligence or other obligations with respect to such Program).

“GSK IP” means GSK Know-How and GSK Patent Rights.

“GSK Know-How” means Know-How that is solely owned or otherwise Controlled by GSK and is (i) discovered, developed, invented or created solely by or on behalf of GSK as of the Effective Date or at any time during the Term of this Agreement pursuant to, and is utilized and incorporated in, a Collaboration Program or a GSK Development Program and (ii) necessary or useful for the Research, Development making, use or sale of Vectors.

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“GSK Patent Rights” means all Patent Rights solely owned or otherwise Controlled by GSK as of the Effective Date or at any time during the Term of the Agreement which claim or cover GSK Know-How.

“GSK Product” means a Product Developed and commercialized by GSK or its Affiliate or Sublicensee under or resulting from a GSK Development Program.

“Indemnitee” has the meaning assigned to such term in Section 11.3.

“Joint IP” means Joint Know-How and Joint Patent Rights.

“Joint Know-How” means, at any time during the Term of this Agreement, Know-How that is discovered, developed, invented or created jointly by or on behalf of employees, agents and/or consultants and/or contractors and/or collaborators of (1) TELETHON -HSR working within, or working on behalf of, HSR-TIGET and/or its Affiliate on the one hand, and on the other hand, by or on behalf of employees, agents and/or consultants and/or contractors of (2) GSK and/or its Affiliate, or any Third Party collaborator of TELETHON-HSR where relevant and permissible under a Third Party agreement existing on the Effective Date or entered into during the Term of this Agreement.

“Joint Patent Rights” means, at any time during the Term of this Agreement, Patent Rights owned jointly by (1) TELETHON-HSR and/or its Affiliate on the one hand, and (2) on the other hand, by GSK and/or its Affiliate, or by any Third Party collaborator of TELETHON-HSR where relevant and permissible under a Third Party agreement existing on the Effective Date or entered into during the Term of this Agreement, covering or claiming Joint Know-How.

“Joint Patent Subcommittee” or “JPS” has the meaning assigned to such term in Section 3.2(g).

“Joint Steering Committee” or “JSC” has the meaning assigned to such term in Section 3.2.

“Know-How” means all (a) information, techniques, technology, practices, trade secrets, inventions (whether patentable or not), methods, knowledge, know-how, skill, experience, data, results (including pharmacological, toxicological and clinical

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test data and results, and Research or Development data, reports and batch records), clinical, safety, analytical and quality control data, analytical methods (including applicable reference standards), full batch documentation, packaging records, release, stability, storage and shelf-life data, manufacturing process information and quality control data, results or descriptions, software and algorithms, regulatory filings, pharmaceutical data, instructions, processes, procedures, formulas, drawings, technical and non-technical data and (b) compositions of matter, cells, cell lines, assays, animal models and physical, biological or chemical material. As used in this definition, “clinical test data” shall be deemed to include all information related to the clinical or pre-clinical testing of a Vector or Product, including without limitation patient report forms, investigators’ reports, biostatistical, pharmaco-economic and other related analyses, regulatory filings and communications, and the like.

“Lead Vector” means a Vector which is the most advanced Vector within the Program.

“Lentiviral Platform Improvements IP” means, collectively, any and all TELETHON-HSR Know-How and Joint Know-How and TELETHON-HSR Patents and Joint Patents existing or arising under the Research Program for Lentiviral Platform Improvements or under any Program hereunder or which is otherwise generated by or on behalf of TELETHON-HSR, or in collaboration with a Third Party where relevant and permissible under a Third Party agreement existing on the Effective Date or entered into during the Term of this Agreement, during the Term relating to the technology platform for the use of lentiviral vectors for ex vivo hematopoietic stem cell gene therapy of monogenic diseases, disorders or conditions.

“Losses” has the meaning assigned to such term in Section 11.1.

“MAA” means a regulatory application filed with the EMA or MHLW seeking Regulatory Approval of a Product, and all amendments and supplements thereto filed with the EMA or MHLW.

“Major EU Country” means any of the United Kingdom, Germany, France, Spain or Italy.

“Market Exclusivity Rights” means (a) a marketing exclusivity right conferred upon the sponsor of a drug for a rare disease or condition under 21 United States Code

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Section 360cc, any analogous provision of law applicable in any other country in the Territory, or any provision of law that is a successor to them; and (b) “market exclusivity” that is additive or complementary to that specified in the preceding clause “a” that is earned and granted as a result of the conduct of specified paediatric studies, under 21 United States Code Section 355a, any analogous provision of law applicable in any other country in the Territory, or any provision of law that is a successor to them.

“Materials” has the meaning assigned to such term in Section 2.8.

“MHLW” means the Ministry of Health, Labour and Welfare of Japan, or the Pharmaceuticals and Medical Devices Agency (the “PMDA,” formerly known as IYAKUHIN SOGO KIKO), or any successor to either of them, as the case may be.

“Milestone Criteria” means either Clinical Candidate Selection Criteria, Six Month Safety and Data Review During PhI/II Extension Study Criteria or Proof of Concept Criteria, as the case may be.

“Milestone Report” has the meaning assigned to such term in Section 2.6(a).

“NDA” means a New Drug Application (as more fully defined in 21 C.F.R. 314.5 et seq. or its successor regulation) and all amendments and supplements thereto filed with the FDA.

“Net Sales” means, with respect to any Product, the gross invoiced sales price of such Product sold by GSK or their respective Affiliates or Sublicensees (the “Selling Party”), but excluding [***] as reported by the Selling Party in its financial statements in accordance with the International Financial Reporting Standards (“IFRS”) for GSK or TELETHON-HSR (or any other Selling Party which accounts in accordance with IFRS) applied on a consistent basis, for:

(a)	[***];

(b)	[***];

(c)	[***];

(d)	[***];

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(e)	[***]; and

(f)	[***].

Sales between GSK and its Affiliates or Sublicensees, or TELETHON-HSR and its Affiliates or Sublicensees, as applicable, shall be excluded from the computation of Net Sales, and no payments will be payable on such sales except where such Affiliate or Sublicensee is the end user in the distribution chain for the Product, in which case such sales shall be deemed to be at a price which is equivalent to the price which would normally be charged on an arms’ length basis for equivalent sales.

For purposes of determining royalties and sales milestones payable on Combination Products, Net Sales will be calculated as follows, in each [***]:

If a Product is sold as part of a Combination Product (as defined below), Net Sales will be the product of (i) Net Sales of the Combination Product calculated as above (i.e., calculated as for a non-Combination Product) and (ii) the fraction (A/(A+B)), where:

A	is [***]

B	is [***].

If A or B cannot be determined by reference to non-Combination Product sales as described above, then Net Sales for purposes of determining royalty payments will be calculated as above, but the average wholesale acquisition cost in the above equation shall be determined by mutual agreement reached in good faith by the Parties prior to the end of the accounting period in question based on an equitable method of determining same that takes into account, in the applicable country, variations in dosage units and the relative fair market value of each therapeutically active ingredient in the Combination Product. If the Parties are unable to reach such an agreement prior to the end of the applicable accounting period, then the Parties will refer such matter to a jointly selected Third Party with expertise in the pricing of pharmaceutical products that is not an employee, consultant, legal advisor, officer, director or stockholder of, and does not have any conflict of interest with respect to, either Party for resolution in accordance with Section 13.1(b). As used in this Agreement, “Combination Product” means a Product that contains one or more

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additional active ingredients (whether co-formulated or co-packaged) that are neither Vectors nor generic or other non-proprietary compositions-of-matter. Pharmaceutical dosage form vehicles, adjuvants and excipients shall be deemed not to be “active ingredients”

“Non-breaching Party” has the meaning assigned to such term in Section 12.2(a).

“Option” has the meaning assigned to such term in Section 4.2(a).

“Option Exercise Fee” means the fee payable by GSK on exercise of an Option as set out in Section 6.2.

“Option Period Start” has the meaning assigned to such term in Section 4.2(d) (i).

“Option Point” means the date upon which GSK exercises its Option.

“Party” or “Parties” has the meaning assigned to such term in the Preamble.

“Patent Costs” means the reasonable fees and expenses paid to outside legal counsel, and filing, maintenance and other out-of-pocket expenses paid to Third Parties, incurred in connection with the Prosecution and Maintenance of Patents.

“Patent/Market Exclusivity Royalty” has the meaning assigned to such term in Section 6.3(a).

“Patent Rights” means (a) all patents and patent applications in any country or supranational jurisdiction in the Territory, (b) any substitutions, divisions, continuations, continuations-in-part, provisional applications, reissues, renewals, registrations, confirmations, re-examinations, utility models, inventors certificates, patent term extensions including supplementary protection certificates, paediatric patent term extensions and the like of any such patents or patent applications, and (c) foreign counterparts of any of the foregoing.

“Payee” has the meaning assigned to such term in Section 6.7.

“Payor” has the meaning assigned to such term in Section 6.7.

“Person” means any individual, partnership, joint venture, limited liability company, limited liability partnership, corporation, firm, trust, association, unincorporated organization, governmental authority or agency, or any other entity not specifically listed herein.

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“Product” means any product that includes a Vector designed or intended for gene therapy within the Field, including, for example, a patient’s cell transduced with the Vector, whether or not as the sole active ingredient, and in any dosage form or formulation.

“Program” means the ADA-SCID Program, a Collaboration Program, a TELETHON-HSR Development Program, or a GSK Development Program, as applicable.

“Proof of Concept” or “POC” means the stage of Development at which a Lead Vector has successfully satisfied the Proof of Concept Criteria.

“Proof of Concept Criteria” or “POC Criteria” means the clinical and the non-clinical criteria established by the JSC, pursuant to Section 2.5 (b), which is designed to determine whether a Lead Vector demonstrates Proof of Concept, that is, (i) the endpoints and parameters for the Proof of Concept Study designed to indicate a degree of efficacy, for example determined by the level of gene expression, required to signal differentiation in a particular indication in patients with the disease under study with the appropriate safety profile for such indication, and (ii) the associated non-clinical Proof of Concept Criteria, that is, the non-clinical safety assessment, metabolism, pharmacokinetics and chemical manufacture and control criteria to be defined by the JSC on a Collaboration Program-by-Collaboration Program basis.

“Proof of Concept Study or “POC Study” shall mean, with respect to a particular Lead Vector, the first human Clinical Trial of such Lead Vector, carried out in accordance with normal industry standards, that meets the requirements of 21 C.F.R. Section 312.21(b), unless otherwise agreed by the JSC, and is intended to explore the effectiveness and signal for differentiation of the Lead Vector for a particular indication in patients with the disease under study and to determine the common short-term side effects and risks associated with the drug and thus to satisfy the clinical Proof of Concept Criteria if successful. For clarity, the Proof of Concept Study is intended only to provide evidence of efficacy as described above of a particular Lead Vector and is not intended to be a pivotal trial or dose-ranging study or otherwise to provide data sufficient to support any Regulatory Approval.

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“Proof of Concept Study Design” or “POC Study Design” means the design, content and endpoints for a Proof of Concept Study.

“Prosecution and Maintenance” or “Prosecute and Maintain” means, with regard to a Patent Right, the preparing, filing, prosecuting and maintenance of such Patent Right, as well as re-examinations, reissues, and requests for patent term adjustments, patent term extensions and supplementary protection certificates with respect to such Patent, together with the initiation or defense of interferences, the initiation or defense of oppositions, revocation and invalidity proceedings, and other similar proceedings with respect to the particular Patent, and any appeals therefrom. For clarification, “Prosecution and Maintenance” or “Prosecute and Maintain” shall not include any other enforcement actions taken with respect to a Patent.

“Receiving Party” has the meaning assigned to such term in Section 9.1.

“Regulatory Approval” means any and all approvals, licenses, registrations, or authorizations of any country, federal, supranational, state or local regulatory agency, department, bureau or other government entity that are necessary for the manufacture, use, storage, import, transport and/or sale of a particular Product in the applicable jurisdiction.

“Regulatory Authority” means the FDA in the U.S. or any health regulatory authority in another country in the Territory that is a counterpart to the FDA and holds responsibility for granting regulatory marketing approval for a Product in such country, including the European Commission and the MHLW, and any successor(s) thereto.

“Reimbursement Approval” means any and all pricing and/or reimbursement approvals, licenses, registrations, or authorizations of any country, federal, supranational, state or local regulatory agency, department, bureau or other government entity, or by a payor or charitable organisation relating to the sale or transfer of a particular Product in the applicable jurisdiction including in the EU applicable reimbursement in a Major EU Country, in the U.S. applicable first reimbursement by the first applicable agency, payor or organisation, in Japan applicable first reimbursement by the first applicable agency, payor or organisation, and in any other jurisdiction applicable first reimbursement by the first applicable agency, payor or organisation in such jurisdiction.

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“Research” means the discovery, identification, research, characterization, modification, derivatization, improvement, optimization, and pre-clinical testing of ex vivo stem cell gene therapy Vectors.

“Research Term” has the meaning assigned to such term in Section 2.3.

“Review Period” has the meaning assigned to such term in Section 4.2(d).

“Research Program for Lentiviral Platform Improvements” means the activities of TELETHON-HSR, as outlined generally in Exhibit E, to be conducted during the Term, in collaboration with GSK and/or its Affiliates under this alliance, or independently by or on behalf of TELETHON-HSR, or, where relevant and permissible under a Third Party agreement, in collaboration with a Third Party, to research and develop the technology platform for the use of lentiviral vectors for ex vivo hematopoietic stem cell gene therapy for treating or curing monogenic disorders, diseases or conditions.

“Research Program for Vector Manufacturing Improvements” means the activities of GSK and/or its Affiliates, as outlined generally in Exhibit F, to be conducted during the Term in collaboration with TELETHON-HSR and/or its Affiliates under this alliance, or independently by or on behalf of GSK, or, where relevant and permissible under a Third Party agreement, in collaboration with a Third Party, to research and develop improvements relating to the manufacture of retroviral or lentiviral vectors for ex vivo hematopoietic stem cell gene therapy.

“Serious Adverse Event” or “SAE” means any untoward medical occurrence or effect that at any dose results in death, is life-threatening, requires hospitalisation or prolongation of existing hospitalisation, results in persistent or significant disability or incapacity, or is a congenital anomaly or birth defect.

“Subcommittee” has the meaning assigned to such term in Section 3.2(f).

“Sublicensee” means, with respect to a particular Product, an Affiliate or a Third Party to whom GSK or TELETHON-HSR, as applicable, has granted a sublicense or license under any TELETHON-HSR IP and/or Joint IP and/or GSK IP licensed to such Party, as permitted in accordance with the provisions of this Agreement, but excluding any Third Party acting solely as a distributor.

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“TELETHON-HSR Development Program” means a Collaboration Program for which GSK fails to exercise its Option before expiration or GSK declines its Option, a Collaboration Program that is terminated by the JSC or GSK, or a terminated GSK Development Program, where such Program has been terminated by GSK or TELETHON-HSR by operation of the applicable provisions of Article 12 containing Vectors and Products that TELETHON-HSR elects to further Develop and commercialize.

“TELETHON-HSR IP” means the TELETHON-HSR Know-How and the TELETHON-HSR Patent Rights.

“TELETHON-HSR Know-How” means Know-How that is (i) solely owned or otherwise Controlled by TELETHON-HSR and/or is discovered, developed, invented or created solely by or on behalf of employees, agents, consultants, contractors and/or collaborators working within HSR-TIGET or on behalf of TELETHON-HSR, that is existing as of the Effective Date or generated at any time during the Term of this Agreement pursuant to a Program and (ii) necessary or useful to the Program or the Research, Development making, use or sale of Vectors or Products.

“TELETHON-HSR Patent Rights” means all Patent Rights solely owned or otherwise Controlled by TELETHON-HSR as of the Effective Date or at any time during the Term of this Agreement which cover or claim TELETHON-HSR Know-How, including, without limitation, those listed on Exhibit D, which is to be updated as necessary from time to time.

“TELETHON-HSR Product” means a Product Developed and commercialized by TELETHON-HSR under a TELETHON-HSR Development Program.

“Term” has the meaning assigned to such term in Section 12.1.

“Territory” means the entire world.

“Third Party” means any Person other than TELETHON-HSR or GSK or an Affiliate of TELETHON-HSR or GSK.

“United States” or “U.S.” means the United States of America and all of its territories and possessions.

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“VAT” means the tax imposed by Council Directive 2006/112/EC of the European Community and any national legislation implementing that directive together with legislation supplemental thereto and in particular, in relation to the United Kingdom, the tax imposed by the Value Added Tax Act.

“Valid Claim” means any claim within a pending, allowed or issued U.S. patent application or patent, or pending, issued patent application or patent in a jurisdiction outside the U.S., that: (a) has not expired, lapsed, been cancelled or abandoned, or been dedicated to the public, disclaimed, or held unenforceable, invalid, revoked or cancelled by a court or administrative agency of competent jurisdiction in an order or decision from which no appeal has been or can be taken, including without limitation through opposition, re-examination, reissue or disclaimer and (b) in the case of a pending patent application, has not been pending for more than [***] from the earliest priority date claimed in the relevant country, provided that such patent application was prosecuted in good faith by TELETHON-HSR.

“Vector” means any retroviral or lentiviral gene therapy vector, for the relevant Program, together with its gene insert, (a) that is existing as of the Effective Date in relation to the Program or (b) that arises under a Collaboration Program, or (c) that is identified, modified, derivatized, improved, optimized or otherwise Researched or Developed by TELETHON-HSR or its Affiliate or by GSK under a Collaboration Program or a GSK Development Program.

“Vector Manufacturing Improvements IP” means, collectively, any and all GSK or TELETHON-HSR Know-How and Joint Know-How and GSK or TELETHON-HSR Patents and Joint Patents existing or arising under the Research Program for Vector Manufacturing Improvements or under any Program hereunder or which is otherwise generated by or on behalf of TELETHON-HSR or in collaboration with a Third Party where relevant and permissible under a Third Party agreement existing on the Effective Date or entered into during the Term of this Agreement, during the Term relating to the manufacture of retroviral or lentiviral vectors for ex vivo hematopoietic stem cell gene therapy of monogenic diseases, disorders or conditions.

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2	RESEARCH AND DEVELOPMENT UNDER THE ALLIANCE

2.1	Overview

The intent and objective of the alliance under this Agreement is to 1) develop and commercialize an ex vivo hematopoietic stem cell gene therapy franchise comprised of several different product candidates for treating or curing multiple monogenic disorders and 2) to further optimize lentivirus vectors for ex vivo gene therapy of monogenic diseases, disorders or conditions. The “Alliance Scope” is defined as the research, development, manufacture and commercialization of retroviral or lentiviral vectors using ex vivo hematopoietic stem cell gene therapy approaches for treating or curing monogenic diseases, disorders or conditions. The alliance hereunder will include the ADA-SCID Program, the Collaboration Programs (including any Additional Programs that are selected by GSK), the Research Program for Lentiviral Platform Improvements and the Research Program for Vector Manufacturing Improvements. An overview of the alliance hereunder is described below:

1.	Retrovirus-based GSK Development Program

a.	ADA-SCID Program

2.	Lentivirus-based Collaboration Programs

a.	Wiskott-Aldrich Syndrome

b.	Chronic granulomatous Disease

c.	Metachromatic leukodystrophy

d.	Globoid cell leukodystrophy

e.	Mucopolysaccaridosis Type I (Hurler)

f.	Beta-thalassemia

g.	Additional Programs related to monogenic diseases, disorders or conditions to be added upon the terms and conditions set forth in section 6.2 and to be identified during the Research Term.

3.	Research Programs, for

a.	Lentiviral Platform Improvements necessary or useful for the Collaboration Programs

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b.	Vector Manufacturing Improvements necessary or useful for the Collaboration Programs

The Research Program for Lentiviral Platform Improvements and the Research Program for Vector Manufacturing Improvements will involve collaboration between the Parties as well as independent activities by TELETHON-HSR or GSK, and activities by TELETHON-HSR with a Third Party where relevant and permissible under Third Party agreements existing on the Effective Date or entered into during the Term of this Agreement, with respect to researching and developing improvements to the relevant ex-vivo gene therapy platform, which includes, for example, improvements to the retroviral and lentiviral vector platform, the cell transduction methodology, and the bone marrow transplantation methodology, and vector production and optimization.

Research Program for Vector Manufacturing Improvements

This Research Program will be as outlined generally in Exhibit F and will include, but not be limited to, activities such as further improvements and scale up of transient transfection and downstream process and stable packaging cell line generation. Such activities are envisaged as GSK independent activities or as jointly undertaken activities through cooperation between the Parties. Jointly undertaken activities between the Parties will be overseen by the JSC, with GSK taking on most of the wet activities and costs. TELETHON-HSR will provide to GSK and its Affiliates expert advice and reagents at no cost to GSK. Each Party will incur and be responsible for its own costs.

Research Program for Lentiviral Platform Improvements

This Research Program will be as outlined generally in Exhibit E and will include, but not be limited to, activities performed by TELETHON-HSR independently of GSK, or in collaboration with GSK hereunder, or, where relevant and permissible under Third Party agreements, by TELETHON-HSR in collaboration with a Third Party under existing or arising agreements with such Third Party during the Term. Jointly undertaken activities between the Parties, except for Third Party collaborations, will be overseen by the JSC, with TELETHON-HSR and its Third

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Party collaborators taking on most of the wet activities and costs. TELETHON-HSR shall provide to GSK and its Affiliates privileged access to use the licenses described in Article 4 and to use the results of this research so that arising data and improvements can be incorporated under any Program during the Term as is useful or necessary. Each Party will incur and be responsible for its own costs.

2.2	Obligations of the Parties in General

The general obligations of each Party for the ADA-SCID Program and the Collaboration Programs shall be as follows:

(a)	TELETHON-HSR at its own cost, shall be responsible as follows:

i. To progress all Collaboration Programs through clinical Development to the completion of clinical Proof of Concept studies (see Exhibit C for general proof of concept “PoC” criteria). It is anticipated, and both Parties agree, that GSK will provide regulatory guidance to support TELETHON-HSR activities.

ii. To produce research and early clinical grade material as needed for all Collaboration Programs up to the Option Point, unless GSK elects, in its sole discretion, to conduct such activities or to use a Third Party manufacturer of GSK’s choice to conduct such activities, at GSK’s own cost, subject to the prior approval of the JSC, such approval not to be withheld by TELETHON-HSR unless for compelling reasons relating to Vector or Product quality, scientific considerations, or material delay to critical Program timelines, that in each case, cannot reasonably be overcome. GSK’s costs in the event of such election by GSK to conduct such activities or use a Third Party manufacturer shall include any non-cancellable and committed costs owed by TELETHON-HSR to a Third Party manufacturer under contractual obligations which cannot be mitigated or avoided by TELETHON-HSR’s reasonable efforts.

iii. TELETHON-HSR will not have obligations or responsibilities for conducting any of the commercial activities of the ADA-SCID Program or for any Collaboration Program either before or after the Option Point.

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(b)

GSK, at its own cost, and having final decision-making authority, as of the Option Point for each Collaboration Program (or as of the Agreement Effective Date for the ADA-SCID Program), shall be responsible as follows:

i. To produce clinical and commercial supplies of material as needed on a global basis, unless GSK elects to use a Third Party manufacturer, to be selected by GSK at its sole discretion.

ii. To conduct and manage all regulatory activities either alone or, if GSK elects to do so, via TELETHON-HSR, but with GSK having final say, on all such matters, even those carried out via TELETHON-HSR, subject to GSK reimbursing TELETHON-HSR’s reasonable and documented costs for conducting such activities, if requested by GSK. It is anticipated, and if agreed in writing in advance by GSK at the JSC, that TELETHON-HSR may remain responsible for and sponsor an ongoing clinical study that was initiated by TELETHON-HSR prior to the Option Point, provided, however, that GSK shall reimburse TELETHON-HSR its reasonable and documented costs for conducting such activities after the exercise of the Option, if requested by GSK, and GSK shall have the final say on all aspects of the conduct and progression of the Program after exercise by GSK of the Option right, provided that GSK must act reasonably in any such request for TELETHON-HSR to conduct such activities, and will not require Telethon-HSR to do anything that would be unethical, breach any applicable law or be in breach of the relevant ethically approved protocol.

iii. To conduct all commercial activities on a global basis and, save the occurrence of extraordinary force majeure events (as defined in Section 13.6), to use its Commercially Reasonable Efforts to commercialize the ADA-SCID Program and the Programs for which it exercises its Option throughout the Territory upon the exercise of the Option Right in accordance with the terms of Section 5.1(c).

(c)

Each Collaboration Program will be carried out by TELETHON-HSR pursuant to a development plan (each, a “Development Plan”) that will outline anticipated Research and Development activities to be conducted by TELETHON-HSR, the anticipated timelines for carrying out such activities and the criteria to be met in reaching the Program milestones to enable a determination on completion of

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the relevant activities as to whether all of the applicable Milestone Criteria have been met. Any estimates regarding the timelines of such activities shall be intended as a general guide only. Development Plans for the Programs will be prepared by TELETHON-HSR following the Effective Date and submitted to the JSC for comment and approval. TELETHON-HSR shall consider all comments of the JSC in good faith and shall prepare a final Development Plan for approval by the JSC promptly following receipt of such comments.

(d)

From time to time during the Research Term, TELETHON-HSR shall update each Development Plan (or applicable portion thereof) and shall submit such updated Development Plan to the JSC for review and comment. TELETHON-HSR shall consider all such comments in good faith before preparing an updated Development Plan. Each updated Development Plan shall replace the Development Plan previously in effect. Each Development Plan will be reviewed as necessary at each meeting of the JSC, and at any other time upon the request of either Party, and the JSC may suggest modifications, as appropriate, to reflect material scientific or commercial developments. In the event of any inconsistency between any Development Plan and this Agreement, the terms of this Agreement shall prevail and any such inconsistent portion of a Development Plan shall be amended on a timely basis.

(e)

Each Party contemplates the possibility of hosting visiting scientists from the other Party for activities related to the Alliance Scope. In such case, the Parties will apply appropriate and mutually-acceptable visiting scientist agreements.

2.3	Research Term

The Research term shall commence on the Effective Date and shall expire, on a Program-by-Program basis, upon the earlier of (i) five (5) years after the Effective Date, or (ii) the date that the last Option with respect to any Collaboration Program is exercised or expires un-exercised by GSK (unless terminated earlier in accordance with this Agreement) (the “Research Term”), subject to extension if mutually agreed in writing by the Parties.

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2.4	The ADA-SCID Program and the Collaboration Programs

(a)	TELETHON-HSR Rights and Responsibilities.

(i) The Collaboration Programs. Prior to GSK’s exercise of an Option with respect to a Collaboration Program, TELETHON-HSR shall have responsibility for the conduct of the Research and Development of each Vector (including, but not limited to, Clinical Trials and submissions to Regulatory Authorities) under such Collaboration Program in accordance with the applicable Development Plan. TELETHON-HSR shall be solely responsible for all internal and external costs and expenses in connection with the Collaboration Programs up to the date of GSK’s exercise of an Option in relation to such a Collaboration Program. TELETHON-HSR Development Activities after Option Exercise: After the Option Exercise Date for a given Collaboration Program, and only if and to the extent mutually agreed in writing by the Parties, TELETHON-HSR will have the limited right to conduct those specific Development activities as may be mutually agreed in writing by the Parties, and all such activities shall be subject to the sole decision-making authority of GSK. Subject to a budget agreed upon in advance by the Parties, GSK shall bear the costs and expenses associated with all such Development activities, which may also include pre-clinical and CMC (Chemistry Manufacturing & Control) activities, conducted by TELETHON-HSR pursuant to this Section 2.4, and TELETHON-HSR will invoice GSK for such costs and expenses on a [***] basis. TELETHON-HSR’s obligation to conduct each Collaboration Program shall terminate at the earlier of (i) GSK’s exercise of the Option with respect to such Collaboration Program, (ii) expiration of the Research Term, as may be extended pursuant to Section 2.3, or (iii) a decision being made by the JSC to terminate such Collaboration Program.

(b)	Diligence.

(i) Collaboration Programs. The objective of each Collaboration Program is to (i) discover and Develop a Lead Vector for each Program for further Development under the terms of this Agreement and (ii) progress each Lead Vector to the completion of the POC Study. The JSC will commence a review at the point at which the

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first Lead Vector(s) is within [***] of achieving the Clinical Candidate Selection Criteria (or as otherwise may be earlier agreed by the JSC) in the relevant Collaboration Program to determine the liabilities associated with such Lead Vector(s). During the Research Term, TELETHON-HSR shall use Commercially Reasonable Efforts to conduct each Collaboration Program and related Research and Development activities for such Collaboration Program in accordance with the applicable Development Plan once such plan has been approved by the JSC in accordance with Section 2.2. If in relation to any Collaboration Program, TELETHON-HSR is unable to identify a Lead Vector which meets the Clinical Candidate Selection Criteria within the Research Term, TELETHON-HSR’s obligations under this Section 2 shall cease in relation to that Collaboration Program, unless otherwise agreed by the JSC.

(ii) ADA-SCID program. GSK shall use its Commercially Reasonable Efforts to Develop and obtain Regulatory Approval for the ADA-SCID Product at least in the EU G5 countries and in the U.S., and once Regulatory Approval has been obtained, either in the EU G5 countries or in the U.S., GSK shall use its Commercially Reasonable Efforts to (a) launch and promote to a commercially reasonable extent the ADA-SCID Product, and (b) manufacture and supply the ADA-SCID Product at a sufficient level to meet commercial demand.

(iii) Other Collaboration Programs. On a Collaboration Program by Collaboration Program basis, once the PoC Criteria have been met, and if GSK exercises its Option with respect to such Collaboration Program, GSK shall use its Commercially Reasonable Efforts to Develop and obtain Regulatory Approval for the relevant Product at least in the EU G5 countries and in the U.S., and once Regulatory Approval has been obtained, either in the EU G5 countries or in the U.S., GSK shall use its Commercially Reasonable Efforts to (a) launch and promote to a commercially reasonable extent the relevant Product, and (b) manufacture and supply the relevant Product at a sufficient level to meet commercial demand.

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(c)	GSK Research and Funding Responsibilities.

(i) GSK shall, upon TELETHON-HSR’s reasonable request, consult with TELETHON-HSR regarding the Research and Development of Vectors under each Collaboration Program.

(ii) As of the Effective Date, GSK shall assume all costs and expenses with respect to the continued Development of the ADA-SCID Program, including CMC costs, including active pharmaceutical ingredient (API) or finished product costs related to any pivotal studies, and all clinical activities, except for any materials that were existing prior to the Effective Date.

(iii) Upon the exercise of an Option of a Collaboration Program, GSK shall assume all costs and expenses associated with continuing such Program, including all pre-clinical, clinical development and CMC activities occurring upon and after the exercise of such Option.

2.5	Milestone Criteria

(a)

Clinical Candidate Selection Criteria. Clinical Candidate Selection Criteria shall be consistent with the generic criteria attached in Exhibit A, modified as necessary by the mutual written agreement of the JSC as evidenced by the final mutually approved minutes of the JSC meeting.

(b)

Proof of Concept Criteria. Prior to the initiation of the first applicable Clinical Trial for a Collaboration Program, the Parties shall through the JSC agree upon the provisional Proof of Concept Criteria for each Collaboration Program, and prior to entering into the relevant Study, the Parties shall agree on the final criteria, subject to GSK’s right to have the final say on the matter under Section 3.2(d).

(c)

Proof of Concept Study Design and endpoints. The JSC shall be responsible for Proof of Concept Study Design and endpoints for each Collaboration Program, subject to GSK’s right to have the final say on the matter under Section 3.2(d).

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2.6	Evaluation of Milestone Criteria

(a)

In the event that a Vector achieves all or substantially all of the Milestone Criteria after TELETHON-HSR has completed the activities required to make such an assessment, TELETHON-HSR shall promptly notify GSK in writing of such event and shall provide to the JSC a completed data package containing a set of the analyses, results, raw data, reports and any related correspondence and information received from or sent to any Regulatory Authority from the Collaboration Program for such Lead Vector (the “Milestone Report”). Unless otherwise agreed to by the Parties, the JSC will schedule an ad hoc meeting as soon as reasonably possible, but in any event not more than [***] after receipt by GSK of such complete Milestone Criteria Report, to review such Milestone Report and to confirm whether or not such Vector meets all or substantially all of the applicable Milestone Criteria. In the event that the JSC agrees that all or substantially all of the applicable Milestone Criteria have been met, subject to payment of the milestone as outlined in Section 6.2, TELETHON-HSR shall use its Commercially Reasonable Efforts to continue to progress the Collaboration Program through to completion of the Proof of Concept Study.

(b)

If all or substantially all of the applicable Milestone Criteria have not been met, then TELETHON-HSR shall complete any additional studies as are required by the JSC to determine if all or substantially all of the applicable Milestone Criteria have been met and if they have, subject to payment of the applicable milestone, progress such Vector through completion of the Proof of Concept Study under the relevant provisions of Articles 2 and 3. If the Parties via the JSC (with neither Party having final say) disagree as to whether or not the relevant Milestone Criteria have been met or can reasonably be achieved for any particular Vector, such dispute will be referred to expert determination in accordance with Section 13.1(b), other than for the achievement of PoC Criteria, for which GSK shall have the final say under Section 3.2(d)(ii).

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2.7	Reports

TELETHON-HSR shall provide written progress reports on the status of each Collaboration Program, including without limitation, summaries of data associated with TELETHON-HSR’s Research and Development activities within the Collaboration Programs and with regards to the jointly undertaken activities with GSK under a Research Program, and the anticipated timelines for carrying out such activities. TELETHON-HSR shall provide such written report to JSC members at least [***] in advance of the applicable JSC meeting. Reports may also be in the format of PowerPoint presentations, datasheets and other similar informal formats.

2.8	Material Transfer

To facilitate the conduct of the Programs, either Party may provide to the other Party, at no cost to the other Party, certain biological materials or chemical Vectors, such as cell-based assays or specific Vectors, if available, owned by or licensed to the supplying Party for use by the other Party in furtherance of the Research activities, but not Development, under the Development Plans (such materials or Vectors provided hereunder are referred to, collectively, as “Materials”). Except as otherwise provided under this Agreement, all such Materials delivered to the other Party shall remain the sole property of the supplying Party, shall be used only in furtherance of the Programs and expressly in accordance with the applicable Development Plan and solely under the control of the other Party (or its Affiliates), shall not be used or delivered to or for the benefit of any Third Party without the prior written consent of the supplying Party, and shall not be used in Research or testing involving human subjects, unless expressly agreed. The Materials supplied under this Section 2.8 are supplied “as is” and must be used with prudence and appropriate caution in any experimental work, since not all of their characteristics may be known.

2.9	Regulatory Matters; Compliance

(a)

Compliance. Each Party shall use Commercially Reasonable Efforts to conduct all of the Research and Development activities for which it is responsible under the relevant provisions of this Agreement in good scientific manner and, depending on the stage of development, in compliance in all material respects with applicable laws, rules and regulations and all other applicable requirements of cGMP, good laboratory practice and current good clinical practice, and as specifically applicable in accordance with the provisions of this Agreement.

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(b)	Data Integrity.

(i)	Each Party acknowledges the importance to the other Party of ensuring that the Collaboration Programs are undertaken in accordance with the following good data management practices:

(A)	data are being generated using sound scientific techniques and processes;

(B)	data are being accurately and reasonably contemporaneously recorded in accordance with good scientific practices by Persons conducting Research hereunder;

(C)	data are being analyzed appropriately without bias in accordance with good scientific practices; and

(D)	data and results are being stored securely and can be easily retrieved.

(ii)

TELETHON-HSR agrees that it shall use Commercially Reasonable Efforts to carry out the Collaboration Programs and GSK agrees to use Commercially Reasonable Efforts to carry out the GSK Development Programs so as to collect and record any data generated therefrom in a manner consistent with the above requirements as set forth in subsection (a) above.

(c)	Ownership and Transfer of Regulatory Filings and Regulatory Authorizations.

(i) The Parties acknowledge that, to the extent existing as of the Effective Date, TELETHON-HSR owns all regulatory filings and Regulatory Approvals (including, orphan drug designations) with respect to Products included under the ADA-SCID Program. As soon as reasonably practical after the Effective Date, TELETHON-HSR will transfer and assign ownership of all such regulatory filings and approvals throughout the Territory to GSK (or its designated Affiliate), and send any correspondence to regulatory authorities, execute any instruments, or take any other steps GSK reasonably deems necessary to effectuate such

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transfers/assignments to GSK (or its designated Affiliate) throughout the Territory, at which time GSK shall own and be fully responsible for all such regulatory filings and approvals, including any resulting Market Exclusivity Rights, at its own expense, throughout the Territory. An example of the documents and materials to be transferred to GSK is described in Exhibit B.

(ii) Prior to exercise by GSK of its Option over any Collaboration Program, TELETHON-HSR shall own all regulatory filings and Regulatory Approvals (including orphan drug designations) for Products. Upon GSK exercising its Option with respect to a Collaboration Program, TELETHON-HSR shall provide notice in writing to GSK of all such regulatory filings and approvals in the Territory as soon as reasonably practicable for the resulting GSK Development Vectors and Products, including all relevant INDs, if any, and provide GSK with copies of such INDs and other regulatory filings and approvals in the Territory and all pre-clinical and clinical data and results (including pharmacology, toxicology, formulation, and stability studies). Upon exercise of such Option, as soon as reasonably practical thereafter, TELETHON-HSR shall assign and transfer to GSK (or its designated Affiliate), and send any correspondence to Regulatory Authorities, execute any instruments, or take any other steps GSK reasonably deems necessary to effectuate such transfers/assignments to GSK or its designated Affiliate throughout the Territory. GSK (or its designated Affiliate) shall thereafter own and be fully responsible for maintaining all regulatory filings and Regulatory Approvals (including orphan drug designations) and any resulting Market Exclusivity Rights for GSK Development Vectors and Products throughout the Territory. An example of the documents and materials to be transferred to GSK is described in Exhibit B.

(d)

Adverse Event Reporting. Beginning on commencement of the first Clinical Trial and during the Term of this Agreement, each Party shall promptly inform the other of any Serious Adverse Events related to the Vector or Product that occur in any Collaboration Programs and/or Development Programs and each Party shall provide the JSC with a [***] report summarising

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all adverse drug reaction experiences related to any Vectors in a Collaboration Program or a GSK Development Program in connection with the Clinical Trial activities of TELETHON-HSR or GSK, as the case may be, under this Agreement and as required to be reported to the appropriate Regulatory Authorities in the countries in the Territory in which such Vectors are being Developed, in accordance with the appropriate laws and regulations of the relevant countries and Regulatory Authorities in those countries. Through the JSC, GSK and TELETHON-HSR shall have the right to review from time to time the other Party’s pharmacovigilance policies and procedures. GSK and TELETHON-HSR agree to cooperate and use good faith efforts to ensure that TELETHON-HSR’s adverse event database is organized in a format that is compatible with GSK’s adverse event databases. The Parties agree that they will enter into a Pharmacovigilance Agreement within [***] after the Effective Date, or any necessary extension of such period as reasonable agreed to by the Parties.

2.10	Collaboration Program Costs

a.

TELETHON-HSR shall be responsible for all internal and external costs and expenses associated with the conduct of the Research and Development activities, subject to the provisions of paragraph b of this Section 2.10, under each of the Collaboration Programs, through the earlier of the completion of the Proof of Concept Study or until the exercise of the Option for such Collaboration Program. The costs for those patients who are treated during the time intervening between treatment of the last patient needed for establishing achievement of the PoC Criteria at the time the PoC Option data package is provided to GSK until the date that GSK notifies TELETHON-HSR in writing that it is exercising its Option to the relevant Collaboration Program, will be paid by GSK as an increased cost of the Clinical PoC Option Exercise Fee, and TELETHON-HSR shall add such costs to the Clinical PoC Option Exercise Fee shown in Section 6.2 and shall reflect the total in its invoice to GSK for the Clinical PoC Option Exercise Fee. GSK shall not be obligated to pay any of such costs if it does not exercise its Option with respect to the Collaboration Program.

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b.

On a Collaboration Program by Collaboration Program basis, in the event that additional costs for a Collaboration Program are required to be incurred by TELETHON-HSR and such additional costs are due to either (i) failure to achieve the PoC Criteria after the completion of the Proof of Concept Study by TELETHON-HSR, where GSK requests and the JSC agrees for TELETHON-HSR to conduct additional pre-clinical or clinical studies aimed at achieving such PoC Criteria, or (ii) based on new regulatory guidelines or requirements from the relevant Regulatory Authorities, additional clinical or pre-clinical studies would need to be conducted by TELETHON-HSR prior to the Option Point, and the JSC agrees that such additional studies are needed, then, in the case of either (i) or (ii), GSK and TELETHON shall share on a [***] basis the costs of such additional studies, in accordance with the following rules:

1.	If GSK’s portion of such shared costs exceeds [***], then the excess amount paid by GSK in excess of [***] shall be deducted as set out in paragraphs 2 and 3 below.

2.	[***] of the excess amount paid by GSK in excess of [***] for its share of costs will be deducted from the Clinical PoC Option Exercise Payment shown in Section 6.2.

3.

[***] of the excess amount paid by GSK in excess of [***] for its share of costs will be deducted from the next immediate milestone payment after the Clinical PoC Option Exercise Payment shown in Section 6.2.

2.11	Subcontracting

Subject to the terms of this Agreement, each Party shall have the right to engage Affiliates or Third Party academic or non-commercial or commercial fee-for-service subcontractors to perform certain of its obligations under this Agreement pursuant to the Collaboration Programs. Any Affiliate or subcontractor to be engaged by a Party to perform a Party’s obligations set forth in the Agreement shall meet the qualifications typically required by such Party for the performance of work similar in scope and complexity to the subcontracted activity. Notwithstanding the preceding, any Party engaging an Affiliate or subcontractor hereunder shall remain principally responsible and obligated for such activities. In addition, each Party engaging a subcontractor with

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respect to its obligations under a Collaboration Program shall in all cases (i) retain exclusive Control of any and all intellectual property used with the relevant Party’s permission by such subcontractor and (ii) shall obtain exclusive control of any and all intellectual property created by the subcontractor in performance of its obligations directly related to such subcontracted activity under the Collaboration Program and directly related to the composition of matter or method of use of a Vector within such Collaboration Program. The Party engaging a subcontractor under a Collaboration Program shall be solely responsible for all costs associated with obtaining such exclusive Control and rights to such intellectual property. However, it is understood that, in some cases, it may not be commercially reasonable for such Party to obtain such exclusive Control. To the extent that it is not possible to obtain such exclusive Control from any such subcontractor under a Collaboration Program, prior to entering into such arrangement with such subcontractor, such Party shall bring such matter to the JSC for the prior approval of the JSC to enter into such arrangement and for approval by the JSC of the licensing terms and conditions with respect to such arrangement.

3	MANAGEMENT OF THE COLLABORATION

3.1	General Terms for Governance

(a)

The Parties will establish a Joint Steering Committee to oversee the clinical Development and Research activities of all the Collaboration Programs, and of the jointly undertaken activities of the Research Program for Vector Manufacturing Improvements and of the jointly undertaken activities of the Research Program for Lentiviral Platform Improvements (the latter two Research Programs are referred to collectively as “The Research Programs”). Decision-Making for all clinical Development and Research activities under the Collaboration Programs will be joint, mutual decision making. In the event of a dispute, final decision making authority will be allocated as follows, after first escalating to the Parties’ respective Executive Officers to attempt resolution, and subject always to prior review of any significant safety concerns by the Joint Development Sub-Committee:

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For pre-Optioned Collaboration Programs:

•	The Parties shall attempt to agree in good faith the development activities, criteria, endpoints, etc. In the event of disagreement, GSK to have final say on the following matters:

•	defining the criteria, design, content and endpoints for PoC;

•	deciding whether PoC has been achieved; and

•	Selecting the Additional Programs.

For the Research Program for Vector Manufacturing Improvements for all activities relating to Development of Vector manufacturing and all related activities:

•	The Parties will operate under mutual decision making for jointly undertaken activities and, in the event of a disagreement, GSK will have the final say on the matter.

For the Research Program for Lentiviral Platform Improvements:

•	The Parties will operate under mutual decision making for jointly undertaken activities and, in the event of a disagreement, TELETHON-HSR will have the final say on the matter.

(b)

The JSC will act only as a conduit for sharing information on all Programs for which GSK has exercised its Option right, and for the ADA-SCID Program. Following exercise of a GSK Option for a Collaboration Program, or as of the Effective Date in the case of the ADA-SCID program, GSK shall manage and be responsible for all the remaining Development and commercialization activities.

(c)

For clarity, the Joint Steering Committee responsibilities and authority will only include pre-commercial Research and clinical Development activities for the Collaboration Programs prior to Option exercise by GSK, and for the jointly undertaken activities of the Research Programs. GSK will have sole authority and responsibility for all decisions for a Program following the exercise of an Option and the termination of an ongoing clinical study that

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was initiated by Telethon-HSR prior to the Option Point, and in the case of the ADA-SCID Program, from the Effective Date forward. It is anticipated, and if agreed in writing in advance by GSK via the JSC, that TELETHON-HSR may remain responsible for and sponsor, provided, however, that GSK shall have final say on all aspects of the conduct and progression of the Program after exercise of the Option right. GSK will have full control, sole decision-making authority and responsibility for the commercialization of and all commercial activities in the Territory for all “Licensed Products” resulting from all Programs.

3.2	Joint Steering Committee

Promptly and in any event within [***] after the Effective Date, the Parties shall establish a joint steering committee (the “Joint Steering Committee” or “JSC”) as more fully described in this Section 3.2. The JSC shall initially have advisory, oversight and decision-making responsibilities for all Research and Development activities performed under the Collaboration Programs. Upon completion of the Research Term, or upon Option exercise by GSK, on a Program-by-Program basis, the role of the JSC will shift from an oversight and decision-making body to a vehicle used to facilitate information exchange between the Parties regarding the GSK Development Programs, as further described below. Each Party agrees to keep the JSC informed of its progress and activities under the Programs.

(a)

Membership. The JSC shall be comprised of [***] representatives (or such other number of representatives as the Parties may agree) from each of GSK and TELETHON-HSR. Each Party shall provide the other with a list of its initial members of the JSC no later than [***] prior to the first scheduled meeting of the JSC, which shall be no later than [***] after the Effective Date. Each Party may replace any or all of its representatives on the JSC at any time upon written notice to the other Party in accordance with Section 13.7 of this Agreement. Each representative of a Party shall have relevant expertise (either individually or collectively) in biopharmaceutical drug discovery and/or development. Any member of the JSC may designate a substitute to attend and perform the functions of that member at any meeting of the JSC. Each Party may, in its reasonable discretion, invite non-member

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representatives of such Party to attend meetings of the JSC as non-voting participants, subject to the confidentiality obligations of Article 9. The Parties shall designate a chairperson (a “Chairperson”) to oversee the operation of the JSC, each such Chairperson to serve a [***] term. The right to name the Chairperson shall alternate between the Parties, with TELETHON-HSR designating the first such Chairperson.

(b)

Meetings. During the Research Term, the JSC shall meet in person or otherwise at least once each [***] (with at least [***] in-person meeting per year), and more or less frequently as the Parties mutually deem appropriate, on such dates and at such places and times as provided herein or as the Parties shall agree. Upon conclusion of the Research Term, the JSC shall meet, in person or otherwise, at least once every [***] to provide TELETHON-HSR an update regarding GSK’s efforts to Develop and commercialize Vectors and GSK Products in the GSK Development Programs, including without limitation, material changes in the GSK Development Plans for GSK Products, status of regulatory filings, anticipated indications, anticipated launch dates, manufacturing issues, and the like. Meetings of the JSC that are held in person shall alternate between the offices of the Parties, or such other place as the Parties may agree. The members of the JSC also may convene or be polled or consulted from time to time by means of telecommunications, video conferences, electronic mail or correspondence, as deemed necessary or appropriate. Each Party will bear all expenses it incurs in regard to participating in all meetings of the JSC, including all travel and living expenses.

(c)

Minutes. Each Party shall nominate an Alliance Manager, and the Alliance Managers of the Parties will equally share and be responsible for preparing and circulating minutes of each meeting of the JSC, setting forth, inter alia, an overview of the discussions at the meeting and a list of any actions, decisions or determinations approved by the JSC and a list of any issues to be resolved by the Executive Officers pursuant to Section 3.1(a). Such minutes shall be effective only after approval by both Parties. With the sole exception of specific items of the meeting minutes to which the members cannot agree and that are escalated to the Executive Officers as provided in Section 3.1(a),

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definitive minutes of all JSC meetings shall be finalized no later than [***] after the meeting to which the minutes pertain. If at any time during the preparation and finalization of the JSC minutes, the Parties do not agree on any issue with respect to the minutes, such issue shall be resolved by the escalation process as provided in Section 3.1(a). The decision resulting from the escalation process shall be recorded by the Alliance Manager in amended finalized minutes for such meeting.

(d)	Decisions.

(i) Except as otherwise provided for herein, the JSC shall have oversight authority and responsibility over matters and decisions relating to Research and Development for each Collaboration Program and for each of the Research Programs up until the conclusion of the Research Term, at which time oversight and decision-making authority regarding the GSK Development Programs that were subject to JSC oversight shall be transferred to GSK. Except as otherwise provided herein, with respect to a given Collaboration Program or GSK Development Program, or with respect to the Research Programs, all decisions of the JSC shall be made by unanimous agreement of the JSC, with each Party having [***]. Except as otherwise expressly provided in the provisions of Article 2 or in Section 3.1 or in Section 3.2 (d)(ii) below, or otherwise in this Article 3, any disagreement in relation to any matter which is governed by the JSC shall be resolved as follows: (i) for any matters arising prior to the exercise of an Option by GSK for a Collaboration Program, TELETHON-HSR shall have the final decision-making authority and (ii) for any matters arising after the exercise of an Option by GSK for a Collaboration Program, GSK shall have the final decision-making authority. The final decision-making authority of a Party shall not be subject to dispute resolution under Section 13.1 or 13.2.

(ii) Notwithstanding the foregoing, GSK shall have final decision-making authority with respect to the Proof of Concept Criteria and the Proof of Concept Study Design and Proof of Concept Study end points for all Collaboration Programs, and with respect to whether or not the PoC Criteria have been achieved, and the selection of the Additional Programs.

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(e)

Responsibilities. The JSC shall perform the following functions and have the following responsibilities and authority with respect only to the Collaboration Programs, and not the ADA-SCID Program, and shall be subject to the final decision-making authority of the respective Parties as set forth above in Section 3.2(d), some or all of which may be addressed directly at any given meeting of the JSC:

(i) review and comment on the Development Plan for each Collaboration Program and monitor progress of activities under such Development Plan;

(ii) oversee and guide the progress of each Collaboration Program in accordance with the applicable Milestone Criteria;

(iii) prepare, review, modify, update and approve each Milestone Criteria, Milestone Report and Proof of Concept Study Design;

(iv) assess the Proof of Concept Criteria for each Collaboration Program;

(v) determine that a Product or Vector (as the case may be) has satisfied the applicable Milestone Criteria;

(vi) except as otherwise provided in Section 3.1(h) below, discuss and attempt to resolve any deadlock issues submitted to it by any Subcommittee (as defined in Section 3.1(g)), in accordance with the procedures established in Section 3.1(d);

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(vii) serve as an information transfer vehicle, from time to time, to facilitate the discussion of Development and commercialization of GSK Products under GSK Development Programs;

(viii) periodically review the Development and commercialization of any GSK Product and GSK Development Plan and discuss any comments with GSK; and

(ix) such other responsibilities as may be assigned to the JSC pursuant to this Agreement or as may be mutually agreed upon by the Parties from time to time.

(x) Either Party may present a proposed Additional Program to the JSC for consideration as a Collaboration Program hereunder, and GSK will have final say on selecting any Additional Program for inclusion hereunder as a Collaboration Program. If selected, such proposed program will become an Additional Program and thus a new Collaboration Program, and GSK will pay the milestone payments for such Additional Program as described under Section 6.2.

(xi) In the event that GSK is to initiate a lentiviral ADA-SCID Program within the Field during the Research Term, it shall first offer TELETHON-HSR the opportunity to pursue such Program as an Additional Program hereunder.

For clarity, the JSC shall not have any authority beyond the specific matters set forth above in this Section 3.1(e), and in particular shall not have any power to amend or modify the terms or provisions of this Agreement. In addition, GSK (and not TELETHON-HSR or the JSC) shall have the sole right to make decisions with respect to (A) the exercise of an Option; or (B) subject to GSK’s diligence obligations in Section 5.1(c), the Research, Development, progression, manufacture, and commercialization of any Vectors or Products under a GSK Development Program.

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(f)

Subcommittee(s). From time to time, the JSC may establish subcommittees to oversee particular projects or activities, as it deems necessary or advisable (each, a “Subcommittee”). Each Subcommittee shall consist of such number of members as the JSC determines is appropriate from time to time. Such members shall be individuals with expertise and responsibilities in the areas of pre-clinical development, clinical development, patents, process sciences, manufacturing, regulatory affairs, product development and/or product commercialization, as applicable to the stage of development of the project or activity.

(g)

Joint Patent Subcommittee. Within [***] after the Effective Date, the JSC shall establish a Subcommittee (the “Joint Patent Subcommittee” or “JPS”) to be responsible for the coordination of the Parties’ efforts in accordance with Article 8 of this Agreement, including the preparation, review and filing of patent applications and assessments of inventorship of inventions created during the Research Term under the Collaboration Programs, and the assessment of the appropriateness of filing divisional patent applications. The JPS shall be comprised of an equal number of representatives from each of GSK and TELETHON-HSR and shall meet on such dates and at such places and times agreed to by the Parties. All decisions of the JPS on matters for which it has responsibility shall be made by consensus, with each Party having collectively [***] vote in all decisions. In the event that the JPS is unable to reach a consensus decision within [***] after it has met and attempted to reach such decision, then either Party may, by written notice to the other, have such issue submitted to the chief patent counsel of GSK and of TELETHON-HSR (together, the “Chief Patent Counsel”), or such other person holding a similar position designated by GSK or TELETHON-HSR (who may be a Third Party) from time to time, for resolution. The Chief Patent Counsel shall meet promptly to discuss the matter submitted and to determine a resolution. Prior to exercise of an Option for a Collaboration Program, if the Chief Patent Counsel are unable to determine a resolution in a timely manner: (i) with respect to all patent matters relating TELETHON-HSR Patent Rights and to Joint Patent Rights owned jointly by TELETHON-HSR and GSK and related to such Program prior to exercise by GSK of its Option, then the

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decision of the Chief Patent Counsel of TELETHON-HSR shall be binding upon the Parties without further review, and (ii) with respect to all patent matters relating TELETHON-HSR Patent Rights and to Joint Patent Rights and related to such Program after exercise by GSK of its Option, then the decision of the Chief Patent Counsel of GSK shall be binding upon the Parties without further review. Each Party will bear all expenses it incurs in regard to participating in all meetings of the JPS, including all travel and living expenses. In addition, the Parties will discuss within the Joint Patent Subcommittee any Third Party licences that are necessary or desirable for activities under the Collaboration Programs, the ADA-SCID Program or under jointly undertaken activities of the Research Programs, and shall reasonably cooperate in good faith to endeavour to obtain the most favourable conditions and the broadest license scope achievable for both Parties.

(h)

Joint Development Sub-Committee. Within [***] of a Lead Vector achieving the Clinical Candidate Selection Criteria the Parties will establish a joint development committee comprised of personnel with relevant expertise to oversee the Development of the Lead Vector.

(i)

Review of Safety Issues at the Joint Development Sub-Committee. The Parties will discuss and consider at the Joint Development Sub-Committee any significant safety concerns expressed by one Party to the other Party, and will facilitate via the Joint Development Sub-Committee escalation to internal safety Review Boards of each Party, where appropriate. The Parties agree to cooperate in good faith to resolve in a timely manner and to a mutually acceptable resolution, any significant and material safety concerns raised, including, without limitation, the decision as to whether or not to enter into any first time in humans clinical studies when one Party has raised significant safety concerns, or any safety concerns of GSK regarding any monitoring or study protocols established by TELETHON-HSR for first time in humans studies. If both Parties mutually agree via the Joint Development Sub-committee, the Program may be mutually terminated pursuant to article 12.3(b). In the event the Joint Development Sub-Committee cannot resolve a safety dispute within [***], it will escalate the dispute to the Executive Officers designated by both Parties. If not resolved by the Executive Officers within an additional [***], the Party raising the compelling safety issue and desiring to terminate the Program will have the right to unilaterally terminate the Collaboration Program in accordance with the terms and conditions of Section 12.3(b).

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3.3	Alliance Managers.

Promptly after the Effective Date, each Party shall appoint an individual (who may not be an existing member of the JSC) to act as alliance manager for such Party (each, an “Alliance Manager”). Each Alliance Manager shall thereafter be permitted to attend meetings of the JSC as a non-voting observer, subject to the confidentiality provisions of Article 9. The Alliance Managers shall be the primary point of contact for the Parties regarding the activities contemplated by this Agreement and shall facilitate all such activities hereunder including, but not limited to, the exchange of information and Know-How described in Section 2.8. The Alliance Managers shall also be responsible for assisting the JSC and any of its Sub-Committees in performing its oversight responsibilities. The name and contact information for each Party’s Alliance Manager, as well as any replacement(s) chosen by TELETHON-HSR or GSK, in their sole discretion, from time to time, shall be promptly provided to the other Party in accordance with Section 13.8 of this Agreement.

3.4	[***]

4	GRANT OF RIGHTS

4.1	License Grant to GSK for the ADA-SCID Program

Subject to the terms and conditions of this Agreement, TELETHON-HSR hereby grants to GSK, and GSK hereby accepts and shall have with effect from the Effective Date, an exclusive (even as to TELETHON-HSR and its Affiliates), worldwide, sublicenseable (subject to Section 4.14) license in the Territory under all of TELETHON-HSR’s and its Affiliates’ rights, title and interest in and to the ADA-SCID Program EXCLUSIVELY LICENSED IP to make, have made, use, sell, offer for sale and import Vectors and Products included under or resulting from the ADA-SCID Program as and into GSK Products in the Field.

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4.2	GSK Options, Exercise of Options and Resulting Licenses

(a)

Grant of Option Rights. Subject to the terms and conditions of this Agreement, TELETHON-HSR hereby grants to GSK with respect to each Collaboration Program the exclusive option during the Research Term, which shall be exercisable on a Collaboration Program-by-Collaboration Program basis at GSK’s sole discretion, to obtain the exclusive license set forth in Section 4.2(c) (each, an “Option”), subject to the terms and conditions described in Sections 4.2(b)—4.2(d) below. GSK shall be limited to exercising [***] Option per Collaboration Program, and on exercise of an Option and payment of the applicable Option Exercise Fee set out in Section 6.2, GSK shall have exclusive rights to such Collaboration Program consisting of all Vectors and Products under a given Collaboration Program.

(b)

Option Period. The Option may be exercised on a Collaboration Program-by-Collaboration Program basis at any time during the Research Term starting on the Option Period Start (defined in Section 4.2(d) below) and ending when the Review Period (defined in Section 4.2(d) below) expires.

(c)

Upon Exercise of Option - Grant of Exclusive License to GSK. Subject to the terms and conditions of this Agreement, upon GSK’s exercise of the relevant Option with respect to a given Collaboration Program in accordance with Section 4.2(d) or by operation of Section 12.5 and TELETHON-HSR’s receipt of the applicable Option Exercise Fee, TELETHON-HSR and its Affiliates shall be hereby deemed to have granted and hereby grant to GSK, conditional upon such event, an exclusive, worldwide, sublicenseable (subject to Section 4.14) license (which rights shall be exclusive even as to TELETHON-HSR and its Affiliates), in the Territory under all of TELETHON-HSR’s and its Affiliates’ rights, title and interest in and to the relevant Collaboration Program Exclusively Licensed IP to make, have made, use, sell, offer for sale and import Vectors and/or Products included under or resulting from the Collaboration Program as and into GSK Products in the Field.

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(d)	Exercise of Option.

(i) The “Option Period Start” with respect to a Collaboration Program will commence upon the receipt by GSK of the Milestone Report for the Proof of Concept Study or as otherwise agreed or upon GSK’s right to exercise its Option early arising in accordance with Section 4.2(d)(ii) or 4.8(a) below or Section 12.5(c) below. TELETHON-HSR will, in order to enable GSK to determine whether or not to exercise an Option, provide access to the TELETHON-HSR data room containing the set of material or relevant clinical and preclinical information related to the applicable Collaboration Program. GSK shall decide whether or not to exercise the Option and may exercise the Option with respect to a Collaboration Program by written notice to TELETHON-HSR at any time within [***] after the Option Period Start (the “Review Period”), unless extended by the mutual written agreement of the Parties. Upon GSK’s exercise of an Option and receipt by TELETHON-HSR of the applicable Option Exercise Fee set forth in Section 6.2, the Collaboration Program will become a GSK Development Program. Subject to Section 5.3(b), any Option exercise shall be irrevocable.

(ii) Early Exercise of Option. GSK may, on a Collaboration Program-by-Collaboration Program basis, at any time during the Research Term after the [***] have been treated under such Collaboration Program, exercise early any unexercised Option on a Collaboration Program-by-Collaboration Program basis by providing written notice to TELETHON-HSR and paying the Option Exercise Fee and all other milestones payments and royalty payments as and when they become due to TELETHON-HSR in accordance with Article 6. Following such early exercise of an Option, GSK shall be responsible for all costs of the Program that is the subject of such Option.

4.3	Non-Exclusive license to GSK for the conduct of its Obligations under a Collaboration Program prior to Option exercise.

Prior to the exercise by GSK of its Option, on a Collaboration Program-by-Collaboration Program basis, TELETHON-HSR shall grant and GSK shall have a fully-paid and royalty-free, worldwide, non-exclusive license under all existing (as of the Effective Date) and

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arising (during the Term of the Agreement) TELETHON-HSR Patents and Joint Patents and TELETHON-HSR Know-How and Joint Know-How relating to the Collaboration Program or included under the Lentiviral Platform Improvements IP or the Vector Manufacturing Improvements IP, as is necessary or useful for GSK and/or its Affiliates to carry out its activities and obligations with respect to the relevant Collaboration Program for GSK’s internal research and development purposes pursuant to this Agreement only.

4.4	GSK’s First Right to Negotiate for Broader Licenses.

In addition to the licenses and Options granted to GSK above, and where not precluded by any existing or new agreement between TELETHON-HSR and a Third Party, GSK shall have the first right to negotiate in good faith and on commercially-reasonable terms, a non-exclusive, worldwide license, under all of TELETHON-HSR’s and/or its Affiliate’s rights therein, to use the Lentiviral Platform Improvements IP and/or the Vector Manufacturing Improvements IP, for any of GSK’s and/or its Affiliate’s research, development or commercial purposes, beyond the scope of the Programs hereunder or beyond the Alliance Scope. The commencement of the period of time for any such license negotiation will be, in the case of patent applications as the subject matter to be licensed, the filing date of a TELETHON-HSR owned patent application, and for TELETHON-HSR Know-How that is not the subject of a patent application, will be the date that GSK first requests additional information from TELETHON-HSR regarding any such TELETHON-HSR Know-How that is discussed or disclosed to GSK at or through the JSC or JPS. GSK shall have a period of [***] from the date that it receives the additional information requested from TELETHON-HSR further describing such Know-How in order to determine if it wants to exercise its right to negotiate such a license. In the case of patent applications, GSK will have [***] from the date it first receives a copy of such patent application to evaluate the patent application and to communicate the intention to start negotiations. If GSK does not exercise its rights within such [***] period then TELETHON-HSR shall be free to negotiate for such license outside of the Alliance Scope with Third Parties. Therefore, TELETHON-HSR shall be obligated to disclose in good faith all such additional information requested by GSK, and the related Know-How and patent applications to GSK at the JSC or at the JPS.

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4.5	Licenses of Jointly Owned IP by TELETHON-HSR and Third Parties.

Where relevant and not precluded by Third Party agreements and not already granted to GSK under Section 4.1 or 4.2, TELETHON-HSR shall in good faith and with reasonable efforts negotiate with the relevant Third Party the right to grant to GSK for the purpose of the Development and commercialization of Products resulting from the ADA-SCID Program or the Collaboration Programs: (a) either an exclusive license under TELETHON-HSR’s share of Joint IP that is owned jointly between TELETHON-HSR and such Third Party, such license to be granted at no additional cost to GSK, or, if not possible, (b) a non-exclusive license under TELETHON-HSR’s share of Joint IP that is owned jointly between TELETHON-HSR and such Third Party, such license to be granted at no additional cost to GSK.

4.6	Covenants of Telethon relating to Licenses to Third Parties under Joint IP beyond the Alliance Scope

(a)

In addition to the license and Option rights granted to GSK above, for any Vector Manufacturing Improvements IP which is invented/owned jointly by GSK and TELETHON-HSR, TELETHON-HSR hereby agrees and covenants not to license or sublicense or assign or transfer its rights therein outside of the scope of the Programs or outside of the Alliance Scope to any for-profit or commercial entity without GSK’s prior written consent, such consent not to be unreasonably withheld in the event that GSK is not practicing such technology.

(b)

In addition to the license and Option rights granted to GSK above, for any Lentiviral Platform Improvements IP which is invented/owned jointly by GSK and TELETHON-HSR, TELETHON-HSR hereby agrees and covenants not to license or sublicense or assign or transfer its rights therein outside of the scope of the Programs or outside of the Alliance Scope to any for-profit or commercial entity without GSK’s prior written consent, such consent not to be unreasonably withheld in the event that GSK is not practicing such technology.

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4.7	Third Party Patents on the Lentiviral Platform.

If any licences under a Third Party’s patents with respect to the lentiviral platform are necessary or desirable, as determined by either Party or by the JPS, for the Development and/or commercialization of Vectors or Products under or resulting from the relevant Program or for the conduct of the alliance hereunder within the Alliance Scope, including the Research Programs as well as the Collaboration Programs, then GSK and/or TELETHON, as appropriate and as determined by the JPS, shall cooperate in good faith and with reasonable efforts to negotiate with the relevant Third Parties for the necessary or desirable licenses that will, wherever reasonably obtainable, include the right to sublicense to the other Party for research and development purposes for the furtherance of the relevant Programs hereunder.

4.8	(a) Change of Control of TELETHON-HSR.

A “Change of Control Event” in relation to TELETHON-HSR shall be deemed to have occurred if either (a) F. Telethon or F. San Raffaele withdraws entirely from the TIGET joint project or withdraws all or substantially all of its funding support from the TIGET joint project, or (b) a Third Party acquires the right to control and direct the TIGET joint project. In the event that a Change of Control Event occurs in relation to TELETHON-HSR;

(i) if such Change of Control Event occurs prior to the exercise of the Option for a Collaboration Program, GSK shall have the right to exercise such Option immediately at its sole discretion except that the Option Payment set forth in Section 6.2(b) shall be paid in [***] equal installments, with the first installment paid upon exercise of the Option, and the remaining installment paid upon completion of the next milestone point set forth in Section 6.2(b), and GSK shall have the right to terminate the Agreement in the event of a Change of Control Default as set out below.

(ii) If the Change of Control Event occurs in relation to TELETHON-HSR as defined above following exercise of the Option for any Collaboration Program, then, within [***] after the Change of Control Event, and every [***] thereafter for the [***], the Parties, or the Parties and the Third Party acquiror, as the case may be, shall meet to discuss, in good faith and in as much detail and specifics as is practicable at the time, the consequences of

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such Change of Control Event under this Agreement. If at any time in the [***] following the Change of Control Event to which either Section 4.6(i) or 4.6(ii) above applies, GSK has a reasonable, good faith basis to believe, based on the plans, documents, actions or inactions of TELETHON-HSR and/or its acquiror that TELETHON-HSR and/or its acquiror has not or will not, with respect to any Program, employ diligent efforts that are at least equivalent to the diligent efforts that were employed by TELETHON-HSR for the Program prior to such Change of Control Event (but excluding any period of delay or disruption due to such Change of Control Event being pending), then GSK shall provide written notice to TELETHON-HSR, such notice to allege the specific basis for GSK’s view that the diligent efforts are not being or will not be applied to the Program (a “Change of Control Default”). TELETHON-HSR and/or its acquiror shall notify GSK whether or not it plans to cure such deficiency, and if it so elects to cure, shall produce a plan within [***] of GSK’s notice to cure any such deficiencies in efforts or resources so alleged by GSK. In the event that TELETHON-HSR notifies GSK that it does not intend to cure such deficiencies or GSK reasonably believes that such deficiency has not been corrected or cured within a [***] period following GSK’s notice (the “Change of Control Default”), GSK shall have the right to exercise its Options to any and all Collaboration Programs, at GSK’s sole discretion, by providing written notice to TELETHON-HSR within thirty (30) Calendar Days after such cure period has expired or such notice from TELETHON-HSR or its acquiror that it does not intend to cure such deficiencies. In the event of a dispute between the Parties as to whether or not any such deficiency has been cured or as to whether or not any such deficiency exists at all, the Parties shall refer the matter to arbitration in accordance with Section 13.2 below.

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(iii) Financial Consequences for Change of Control Default. Upon the exercise by GSK of its Option to a Collaboration Program, pursuant to Section 4.2 and due to a Change of Control Default, the Option Exercise Fee (which shall be payable immediately on exercise of the Option) and all the applicable milestone payments and royalty payments as they become due under Article 6 shall all be reduced as follows, and the Bonus milestone payments under Section 6.2 shall not be payable, on a Program-by-Program basis for each Collaboration Program with respect to which GSK exercises its Option as follows:

1)

if Option exercise occurs for a Collaboration Program with a Lead Vector that has not yet satisfied the Clinical Candidate Selection Criteria, then the Option Exercise Fee, future milestone payments, and royalty payments payable under Section 6 shall all be reduced by [***];

2)

if Option exercise occurs for a Collaboration Program with a Lead Vector that has satisfied the Clinical Candidate Selection Criteria but prior to initiation of the Proof of Concept Study then the Option Exercise Fee, future milestone payments, and the royalty payments payable under Section 6 shall all be reduced by [***];

3)

if Option exercise occurs for a Collaboration Program after the initiation of a Proof of Concept Study for such Program, but before completion of the Proof of Concept Study then the Option Exercise Fee shall be reduced by [***] but all other milestone payments and royalty payments shall be payable under Section 6 in full as though GSK had exercised its Option after the Proof of Concept Study.

(iv) In the event of any Change of Control Event of TELETHON-HSR except as expressly set forth in this Section 4.8 (a), the rights and obligations under this Agreement of each Party, including any successor to TELETHON-HSR, shall remain unchanged and in full force and effect and shall bind TELETHON-HSR and its successor, as the case may be.

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(b)

Change of Control of GSK. A “Change of Control Event” in relation to GSK shall be deemed to have occurred if GSK: (a) merges or consolidates with any other Person (other than an Affiliate or wholly-owned subsidiary not created for the purpose of such merger or consolidation of GSK with a Third Party ); or (b) effects any other transaction or series of transactions (other than a listing on a public recognised stock exchange or fund raising from existing or new investors in the ordinary course of business), such that the stockholders of GSK immediately prior thereto, in the aggregate, no longer own, directly or indirectly, beneficially or legally, at least [***] of the outstanding voting securities or capital stock of the surviving entity following the closing of such merger, consolidation, other transaction or series of transactions. If a Change of Control Event occurs in relation to GSK following the exercise of an Option for any Program, then within [***] after the Change of Control Event, and every [***] thereafter for the first [***] quarters, the Parties and the acquiror shall meet to discuss, in good faith and in as much detail and specifics as is practicable at the time, the consequences of such Change of Control Event under this Agreement. If at any time in the [***] months following the Change of Control Event, TELETHON-HSR has a reasonable, good faith basis to believe, based on the plans, documents, actions or inactions of GSK and/or its acquiror that GSK and/or its acquiror has not or will not, with respect to any Program, employ Commercially Reasonable Efforts that are at least equivalent to the Commercially Reasonable Efforts that were employed by GSK for the GSK Development Program prior to such Change of Control Event (but excluding any period of delay or disruption due to such Change of Control Event being pending), then TELETHON-HSR shall provide written notice to GSK, such notice to allege the specific basis for TELETHON-HSR’s view that the diligent efforts are not being or will not be applied to the Program. GSK and/or its acquiror shall notify TELETHON-HSR whether or not it plans to cure such deficiency, and if it so elects to cure, shall produce a plan within [***] of TELETHON-HSR’s notice to cure any such deficiencies in efforts or resources so alleged by TELETHON-HSR. In the event that GSK notifies TELETHON-HSR that it does not intend to cure such deficiencies or TELETHON-HSR reasonably believes that such deficiency has not been corrected or cured within a [***] period following TELETHON-HSR’s notice, TELETHON-HSR shall have the right to terminate any and all GSK Development Programs that are deficient, at TELETHON-HSR’s sole discretion, by providing written notice to GSK within [***] after such cure period has expired or such notice from GSK or its acquiror that it does not intend to cure such deficiencies. In the event of a dispute between the Parties as to whether or not any such deficiency has been cured or as to whether or not any such deficiency exists at all, the Parties shall refer the matter to arbitration in accordance with Section 13.2 below.

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4.9	Expiration or Termination of Option.

If GSK does not exercise the Option with respect to a particular Collaboration Program within the applicable Option Review Period described above or GSK elects not to exercise the Option, then, the Option shall terminate with respect to such Collaboration Program, which shall become a TELETHON-HSR Development Program, and TELETHON-HSR will thereafter have all rights, itself or with or through an Affiliate or Third Party, (a) to Develop and commercialize all Vectors and Products within the Collaboration Program and (b) to use any data, regulatory filings and know-how generated or used in the course of the Collaboration Program as further set forth in Section 5.2. Any Joint IP that is jointly owned between TELETHON-HSR and GSK will be licensed exclusively to TELETHON-HSR in accordance with the terms and conditions stated in Section 5.2. TELETHON-HSR will have the right to negotiate with GSK in good faith and on commercially reasonable terms for a license to use the relevant solely owned GSK IP solely for the Development and commercialization of the Products under the relevant Collaboration Program for which GSK has declined to exercise its Option as set forth in Section 5.2. The non-exclusive license granted to GSK under Section 4.3 for GSK’s research and development purposes pursuant to the relevant Collaboration Program using TELETHON-HSR solely owned IP will be terminated.

4.10	HSR and Equivalent Foreign Laws.

If GSK reasonably determines in good faith prior to the expiration of the Review Period for exercise of an Option for a Particular Collaboration Program that the exercise of such an Option is required to be filed with the Federal Trade Commission (the “FTC”) under the Hart-Scott-Rodino Antitrust Improvements Act of 1976 (15 U.S.C. §18a) (“HSR”) or with equivalent foreign governmental authorities under any similar foreign law, GSK shall provide written notice of exercise of the Option to TELETHON-HSR prior to the end of the Review Period, which notice shall include GSK’s binding commitment to complete the exercise of the Option, subject only to HSR or other governmental

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clearance by the FTC or other governmental authority, and the Review Period automatically shall be extended for [***] (the “Review Period Extension”). If the exercise of the Option does not comply with the requirements of Section 4.2 and this Section 4.10, including, for example, because it includes other conditions to the completion of the exercise of the Option other than the grant of HSR or other governmental clearance, then the Parties shall negotiate in good faith to determine an appropriate way to proceed. If HSR or other governmental clearance is not granted within the Review Period Extension, or if GSK receives a “Second Request” from the FTC or similar request for additional information from a governmental authority in connection with such filing, the Review Period Extension shall be extended for an additional period of time as reasonably needed (which additional period is not expected to exceed an additional [***] unless reasonably required to obtain clearance) to permit GSK to obtain FTC or other governmental clearance or to respond to the Second Request or provide additional information to the governmental authority. If GSK elects not to respond to the Second Request or to withdraw its request for HSR or other governmental clearance or HSR, the Option shall terminate, and TELETHON-HSR shall have the same rights as are set forth in Section 4.2(d) in respect of the Vectors resulting from the applicable Collaboration Program. If HSR or other governmental clearance has not been granted by the end of the extended Review Period Extension, TELETHON-HSR and GSK shall promptly meet to discuss in good faith whether an additional extension of the Review Period Extension is reasonable under the circumstances, and to discuss and consider in good faith, where appropriate, the renegotiation of their financial and other obligations under the Agreement with respect to the affected Program, with the objective of placing each Party, to the maximum extent possible, in the same economic position that each Party would have occupied if the Program in question had not been included in the Agreement from the beginning as of the Effective Date. Notwithstanding the foregoing, nothing in this paragraph or the Agreement shall require either Party to divest any assets in such Party’s ownership or Control as of the Effective Date. GSK shall be solely responsible for all reasonable costs and expenses of either Party in connection with the grant of any exclusive license to GSK hereunder (including all governmental filing or other fees, and any other costs and expenses) arising from pursuing or obtaining any HSR approval.

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4.11	Tolling of Payment Obligations.

If the exercise by GSK of any Option or the grant to GSK of any exclusive license under Article 4 of this Agreement requires or required prior to the same the making of filings under HSR, or under any similar premerger notification provision in the European Union or any other jurisdiction, then all rights and obligations related to the exercise of such Option or to the grant of such exclusive license (including the payment of any Option Exercise Fee or the payment of any other applicable payment or milestone) shall be tolled until the applicable waiting period has expired or been terminated or until approval or clearance from the reviewing authority has been received, and each Party agrees to cooperate at the request of the Party which decides in its sole discretion to respond to any such request for information to expedite review of such transaction. In the event that HSR clearance is not reasonably achievable within [***] from notification, the Parties shall discuss in good faith potential alternatives, including termination of the relevant Program or the Agreement, as may be mutually agreed between the Parties in good faith, and, where appropriate, to discuss and consider in good faith the renegotiation of their financial and other obligations under the Agreement with respect to the affected Program, with the objective of placing each Party, to the maximum extent possible, in the same economic position that each Party would have occupied if the Program in question had not been included in the Agreement from the beginning as of the Effective Date.

4.12	No Grant of Rights to Third Parties.

Until such time as the Review Period (as may be extended), for an Option granted to GSK pursuant to Section 4.2 with respect to a given Collaboration Program has expired or terminated (including, for example, because the JSC agrees that a Collaboration Program be terminated), TELETHON-HSR and its Affiliates shall not grant to any Third Party rights in or to any Exclusively Licensed IP that are inconsistent with or that would interfere with the grant of the licenses that may result from the exercise of such Option by GSK hereunder. For the avoidance of doubt, the Parties understand and agree that for so long as an Option is in effect, such Option shall be exclusive as to the Vectors that are the subject of the relevant Collaboration Program, and TELETHON-HSR and its Affiliates shall have no right to offer or negotiate with any Third Party with respect to the grant to such Third Party of any right or license, or with respect to any settlement, consent judgment or other disposition of any action or proceeding under Article 8, or with respect to any other encumbrance of any kind, in or to any of such Vectors or any Exclusively Licensed IP that would interfere with the grant of the licenses resulting from the exercise of such Option to GSK hereunder. The grant of the Options by TELETHON-HSR hereunder is irrevocable except as expressly provided under Article 12.

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4.13	Sublicensing.

In the event GSK intends to grant a sublicense to a Third Party under the licences granted in this Article 4, GSK shall provide written notice of such proposed sublicense (including the identity of the Third Party Sublicensee), to TELETHON-HSR. GSK shall ensure that such sublicenses are granted on terms which are consistent with this Agreement and GSK shall remain liable for the performance of the obligations under this Agreement of its Sublicensees in connection with the grant of such sub-licensed rights.

4.14	Technology Transfer after Option Exercise

As soon as reasonably practicable after GSK exercises its Option for a Collaboration Program pursuant to Section 4.2, TELETHON-HSR shall deliver to GSK, at no cost to GSK, all Know-How and material in its possession and Control relating to the Vectors and Products in such Collaboration Program, and the documents and materials that are described in Section 2.9 (c), as exemplified in Exhibit B, and any other such information as may be in TELETHON-HSR’s Control and in the possession of any subcontractors (including Third Party manufacturers) appointed by TELETHON-HSR under Section 2.11, in each case in a format to be agreed between the Parties but which is in an electronically editable format suitable for eCTD submission. TELETHON-HSR shall provide such technology transfer services as may be reasonably necessary to transfer the Vector manufacturing processes to GSK’s or GSK’s Third Party manufacturer’s site. TELETHON-HSR shall use Commercially Reasonable Efforts with respect to those activities for which it is responsible to ensure orderly transition and uninterrupted Development of the GSK Development Program.

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5	POST-EXERCISE and POST-LICENSE ACTIVITIES

5.1	GSK Development and Commercialization

(a)

GSK, either itself and/or by and through its Affiliates, Sublicensees or contractors, shall be responsible for all Research, Development, regulatory, manufacturing, marketing, advertising, promotional, launch and sales and other commercial activities in connection with Vectors and Products resulting from the Programs.

(b)

Except as expressly stated in Section 3.2(d), GSK shall have sole and final decision-making authority with respect to the Research, Development, progression, regulatory activities, manufacturing, marketing, sales and other commercialization activities for any Vectors or Products within a GSK Development Program, without submitting any such matter for review or decision to the JSC or Executive Officers.

(c)

GSK Diligence: Upon GSK’s exercise of an Option with respect to a Collaboration Program, and as of the Effective Date for the ADA-SCID Program, GSK shall submit to the JSC the relevant GSK Development Plan as defined in letter (d) of this article 5.1. On a Program-by –Program basis, as a condition for GSK maintaining the exclusive license granted to GSK under Article 4 with respect to a particular GSK Development Program, GSK shall use its Commercially Reasonable Efforts to Develop and commercialize at least one Vector from the relevant GSK Development Program as a GSK Product within the projected timelines indicated in the relevant GSK Development Plan for such Program. In the event that TELETHON-HSR reasonably believes that GSK has failed to comply with the obligations of this Section 5.1(c) in any Calendar Year with respect to a particular GSK Development Program or GSK Product under such GSK Development Program, TELETHON-HSR shall have the right to terminate on a Program by Program basis the license granted to GSK for the relevant Collaboration Program or for the ADA-SCID Program, as applicable, depending upon the Program or GSK Product for which GSK has failed to comply with its diligence obligations under this Section 5.1(c), by operation of the applicable provisions of Article 12.

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(d)

With respect to the ADA-SCID Program and the Collaboration Programs, GSK shall submit to the JSC a detailed summary report on progress made by it since the date of the last report with regard to each GSK Development Vector at least once every [***] during Development and commercialization of such Vector (“the GSK Development Plan”). Such GSK Development Plan shall describe, an assessment of (i) the market potential of the GSK Development Vector, (ii) the proposed Clinical Trials (including details of trials proposed and anticipated timelines for the commencement and completion of such trials) and any other studies proposed, regulatory plans, Clinical Trial and commercial supply requirements, and (iii) process development and manufacturing plans with respect to such GSK Development Vector. The GSK Development Plan shall also include an estimated detailed Development timetable up to commercialization of the Product and the identity of the initial development team to be responsible for implementing the GSK Development Plan. The Parties shall meet at least once every [***] to discuss the GSK Development Plan and progress being made by GSK in relation thereto. Within [***] of Regulatory Approval being obtained in relation to a GSK Development Vector GSK shall supply to TELETHON-HSR a summary of GSK’s plans for commercialising the GSK Development Vector and shall keep TELETHON-HSR updated in writing once every [***] following the date of Regulatory Approval with regard to progress made in respect of such plans.

5.2	TELETHON-HSR Development Vectors

(a) Option Expiration; Collaboration Program Termination. In the event that the Review Period (as may be extended), for an Option with respect to a particular Collaboration Program expires without exercise, or in the event that the JSC or GSK terminates a Collaboration Program, then such Collaboration Program shall become a TELETHON-HSR Development Program, and TELETHON-HSR shall have the exclusive right, at its sole discretion, to Research, Develop and commercialize all Products within such Collaboration Program as TELETHON-HSR Products in the Territory in the Field, alone or with any Third Party or through any Sublicensee, Affiliate or subcontractor. GSK will have no further obligations to make any milestone, royalty or other payments to TELETHON-HSR of any kind under Article 6 with respect to such Products, nor shall GSK have any further obligation to make any milestone, royalty or other payments of any kind to any Third Party on account of any

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Third Party license with respect to such Products under any provision of this Agreement. GSK hereby grants, conditional upon the occurrence of such expiration or termination, an exclusive, royalty-free licence under GSK’s rights in any Joint IP solely as and to the extent necessary to further develop and commercialize such Products as TELETHON-HSR Products in the Territory in the Field. GSK hereby agrees to negotiate in good faith and under commercially reasonable terms with TELETHON-HSR for an exclusive license under the relevant solely owned GSK IP solely to the extent necessary to further Develop and commercialize such Products as TELETHON-HSR Products in the Territory in the Field.

(b) GSK Development Termination. After exercising an Option with respect to a particular Collaboration Program, GSK may, at its sole discretion and without any penalty or liability (other than the transfer of any data, regulatory filings and other Know-How and grant of rights contemplated under this Section 5.2(b) and to comply with its obligations in Article 12), terminate its Development or commercialization of all the Vectors or GSK Products within such Program upon written notice to TELETHON-HSR. In such event and by operation of the applicable provisions of Article 12, (i) all licenses in and to the Exclusively Licensed IP for such Vectors granted to GSK by TELETHON-HSR shall immediately terminate, (ii) TELETHON-HSR shall have the right to continue Development and commercialization of such Vectors under a TELETHON-HSR Development Program, (iii) the obligations of TELETHON-HSR and rights of GSK under the JSC with respect to such Program will terminate, and (iv) GSK (A) hereby grants, conditional upon the occurrence of such termination, an exclusive, royalty-free licence under GSK’s rights in any Joint IP solely as necessary to further Develop and commercialize such Vectors as TELETHON-HSR Products in the Territory in the Field, and GSK hereby agrees to negotiate in good faith and under commercially reasonable terms with TELETHON-HSR for an exclusive license under the relevant solely owned GSK IP solely to the extent necessary to further Develop and commercialize such Products as TELETHON-HSR Products in the Territory in the Field, and (B) GSK shall transfer to TELETHON-HSR, free of charge and within [***] any and all data and Know-How pertaining to

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such Vectors (other than any solely owned GSK IP, which will be subject to the negotiation for a license as described above) that are necessary for the continued Development and commercialization of such Vectors in its possession and other related materials, including without limitation copies of all Clinical Trial data and results, and all other Know-How and the like developed by or for the benefit of GSK relating to such Vectors and other documents (other than any solely owned GSK IP, which will be subject to the negotiation for a license as described above) to the extent relating to such Vectors that are necessary or useful in the continued Development and commercialization of such Vectors as TELETHON-HSR Products (including without limitation material documents and agreements relating to the regulatory filings including all Regulatory Approvals and Reimbursement Approvals) throughout the Territory.

5.3	Safety Data Exchange

The Parties shall negotiate in good faith a safety data exchange agreement with respect to GSK Products within [***] of GSK’s exercise of an Option. The safety data exchange agreement shall facilitate management of safety for all GSK Products covered under such agreement in accordance with standards that are no less stringent than in the ICH guidelines, such that the Parties would be able to comply with all regulatory and legal requirements regarding the management of safety data, by providing for the exchange of relevant information in appropriate format within applicable timeframes.

6	MILESTONES AND ROYALTIES; PAYMENTS

6.1	Upfront Payment

GSK, for the exclusive license grant pertaining to the ADA-SCID Program Exclusively Licensed IP and for the exclusive Option rights pertaining to the Collaboration Program Exclusively Licensed IP, and for the non-exclusive license granted in Section 4.3, shall pay to TELETHON-HSR a non-refundable, non-creditable payment of Ten (10) million Euros (€10,000,000) within [***] after receipt of an invoice by GSK on or after the Effective Date. F. Telethon and F. San Raffaele will each receive half of this amount and therefore be entitled to issue, after the Effective Date, separate invoices (to be paid within [***] after receipt of Invoice) for the amount of Five (5) Million Euros each.

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6.2	Development, Regulatory and Commercial Milestones

(a)

Subject to the provisions of this Section 6.2, or after the exercise of the option, GSK shall make the non-refundable, non-creditable milestone payments to TELETHON-HSR that are set forth in the table below on a TELETHON-HSR Collaboration Program-by-TELETHON-HSR Collaboration Program basis or a GSK Development Program-by-GSK Development Program basis, as the case may be, after receipt of an invoice following achievement of the corresponding milestone event with respect to Vectors and GSK Products resulting from the relevant TELETHON-HSR Collaboration Program or GSK Development Program, as the case may be. GSK shall correspond to TELETHON-HSR the payments due for the achievement of milestone events prior to PoC in exchange for the Know-How and Patent Rights generated by TELETHON-HSR upon the achievement of the corresponding specific milestone event as listed in Section 6.2(b). All of the milestones in Section 6.2 shall be payable only once for the relevant Collaboration Program. For clarity, it is understood and agreed that the Clinical PoC Option Exercise Payment shall only be paid if GSK elects to exercise its Option with respect to such Collaboration Program. In the event that GSK, after exercise of its Option, sublicenses its rights to an Affiliate or to a Third Party Sublicensee, GSK shall remain liable to TELETHON-HSR to make all payments owed under this Section 6.2 to TELETHON-HSR on behalf of any such Third Party Sublicensee or Affiliate.

(b)

With regard to the Additional Programs, TELETHON-HSR shall communicate to the JSC any potential Additional Program, providing all technical and scientific information necessary for evaluation by the JSC. The JSC shall, within [***] from receipt of TELETHON-HSR’s proposal, communicate the decision on whether to approve the Additional Program, for which GSK shall have the final say. If the Additional Program is approved, GSK shall pay [***] to TELETHON-HSR if [***] has been achieved. Otherwise, such payment will be

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delayed and made when [***] is achieved. In addition to this payment, GSK shall pay the same milestones for each of the Additional Programs as shown for [***] in the following table, unless the JSC mutually agree that the relevant Additional Program is not comparable to [***] based on criteria such as [***]. In such case, the [***] milestones shown in the following table will be applicable instead, except that no Bonus milestone payments will be payable by GSK.

M€
Upfront Payment (all cash)	10
Programs
Milestone Events	Retrovirus ADA-SCID	Lentivirus WAS	Lentivirus MLD	Lentivirus ß Thalass	Lentivirus MPS	Lentivirus GLD	Lentivirus CGD
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

*	[***].
^	[***].
^^	[***].

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Key Definitions Related to the Milestone Payment Table above:

1.	Program Definitions:

a.	Retrovirus ADA-SCID = adenosine deaminase-severe combined immunodeficiency gene therapy utilizing a retrovirus vector.

b.	Lentivirus WAS = Wiskott-Aldrich Syndrome gene therapy utilizing a lentivirus vector

c.	Lentivirus CGD = Chronic granulomatous Disease gene therapy utilizing a lentivirus vector

d.	Lentiviurs MLD = Metachromatic leukodystrophy gene therapy utilizing a lentivirus vector

e.	Lentivirus GLD = Globoid cell leukodystrophy gene therapy utilizing a lentivirus vector

f.	Lentivirus MPS = Mucopolysaccaridosis Type I (Hurler) gene therapy utilizing a lentivirus vector

g.	Lentivirus B Thalass = Beta-thalassemia gene therapy utilizing a lentivirus vector

2.	[***]

3.

[***]. This milestone represents one of the efficacy endpoint of the clinical trials (details on modality and timing of analysis are available in the clinical protocols), set here to a higher threshold in order to provide a stringent validation of our lentiviral vector platform of general validity for all the proposed projects in terms of HSC gene transfer efficacy.

4.

[***]. This milestone represents one of the safety endpoint of the clinical trials. The total number and time points of analysis will be dependent on the harvest of patient material as specified for the previous milestone, the relevance of each time point for monitoring the repopulation kinetics and the overall cost and feasibility of the study. This milestone will provide a stringent validation of the lentiviral platform of general validity for all the proposed projects in terms of HSC gene transfer safety.

5.	[***]

6.3	Royalties

(a)

Patent and Market Exclusivity Royalty. GSK shall pay to TELETHON-HSR incremental royalties on the Annual Net Sales by GSK and/or its Affiliate or Sublicensee of each GSK Product, on a country-by-country basis, (1) in those countries of the Territory in which the composition of matter, manufacture, or use of such GSK Product(s) is covered by a Valid Claim within the Patent Rights included in the Exclusively Licensed IP or (2) in those countries in the Territory in which such GSK Product has been granted Market Exclusivity

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Rights and such Market Exclusivity Rights are in force at the relevant time of sale in the relevant country, either of scenarios (1) or (2) shall qualify for the “Patent/Market Exclusivity Royalty”, in the case of scenarios (1) and (2) at one hundred percent (100%) of the royalty rates set forth in the table below. Royalties will be paid by GSK to TELETHON-HSR on a Program-by-Program basis for total annual Net Sales of Licensed Products resulting from a given Program, as follows and for the duration of the applicable Royalty Term as described below:

Worldwide Net Sales	Royalty Rate
[***]	[	***]
[***]	[	***]
[***]	[	***]
[***]	[	***]

The royalty rates above are incremental rates that apply only for the respective increment of worldwide Annual Net Sales described in the Annual Net Sales column and, thus, once a total Annual Net Sales figure is achieved for the year, the royalties owed on any lower tier portion of Annual Net Sales are not adjusted up to the higher tier rate. In the event that GSK, after exercise of its Option, sublicenses its rights to an Affiliate or to a Third Party Sublicensee, GSK shall remain liable to TELETHON-HSR to make all payments owed under this Section 6.3 to TELETHON-HSR on behalf of any such Third Party Sublicensee or Affiliate. The Patent/Market Exclusivity Royalty as provided in this Section 6.3(a) shall be adjusted and subject to the terms and conditions as provided in Section 6.3(b) below.

(b)

The royalty rates as described in Section 6.3(a) shall be payable for as long as (i) a Valid Claim of a Patent is pending ([***]) or is issued, which covers the composition of matter, manufacture, or use of the Product being sold in the country of sale, or (ii) Market Exclusivity was formally granted and remains enforceable in such country through orphan drug status. Upon the expiration of the period described in the prior sentence, or at any time when the conditions of neither (i) nor (ii) of this paragraph are met, the applicable

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royalty rates described in paragraph (a) above shall be reduced by [***], and such reduced royalty rate shall be payable for so long as there is no significant generic or biosimilars competition, but for a period not to extend beyond the date that is [***] after the date of First Commercial Sale of the Product in such country. The “Royalty Term” shall thus be defined on a Product-by-Product and country-by-country basis as for as long as (i) a Valid Claim of a Patent is pending ([***]) or is issued, which covers the making, use or sale of the Product being sold in the country of sale, (ii) [***] after the First Commercial Sale of the relevant Product in the relevant country or (iii) Market Exclusivity was formally granted and remains enforceable in such country through orphan drug status; whichever of (i), (ii) or (iii), as applicable, is longer. Notwithstanding the above, in the event that significant generic or biosimilars competition achieves a threshold percentage of [***] of market share, there will [***] by GSK.

(c)

Exchange Rates. For the purposes of determining royalties due Net Sales shall be converted into Pounds Sterling (a) by GSK using average exchange rates calculated and utilized by GSK’s group reporting system and published accounts.

(d)

Sublicensing Income. GSK shall pay to TELETHON-HSR a share of any sublicensing income that it receives from a Third Party beyond the amounts that are owed to TELETHON-HSR hereunder at the rate of [***], including any up-front payment and [***] under article 6.2.

6.4	GSK’s Right to Offset Third Party License Costs

(a)

TELETHON-HSR and GSK shall each take reasonable measures and cooperate to ensure that any license to be obtained from a Third Party that is necessary for the furtherance of a Program or for the Development, manufacture or commercialization of any Products resulting from a Program shall be sublicenseable to the other if necessary for the exercise of such other Party’s rights under this Agreement. If any license costs, milestone payments, royalties, or fees are involved, the Parties shall discuss in advance via the Joint Patent Subcommittee the potential costs and fees for any such

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necessary Third Party licenses. GSK shall be entitled to offset [***] any and all costs and payments ([***]) associated with any license required from such Third Party in order for GSK or its Affiliate or Sublicensee to Develop, manufacture and/or commercialize any Product resulting from any Program; provided, however, that TELETHON-HSR shall have the right to reasonably monitor or review the determination by GSK of such offset amounts and that such offset amounts shall be calculated in good faith by GSK, and that such right to offset shall apply only when a Third Party license is used for enabling the Development or commercialization of a Vector or Product, [***].

6.5	Reports; Milestone Payments

GSK shall make all milestone payments within [***] after receipt by GSK of an invoice from TELETHON-HSR with respect to the achievement of such milestone event after GSK has notified TELETHON-HSR or TELETHON-HSR has notified GSK of achievement of the milestone event in accordance with the terms of this Section 6.5. Upon exercise of an Option by GSK, GSK shall pay the applicable Option Exercise Fee within [***] of receipt of an invoice from TELETHON-HSR after notice from GSK of Option exercise pursuant to Section 4.2(c). TELETHON-HSR shall notify GSK in writing promptly, but in no event later than [***], after each achievement of a milestone in Section 6.2. GSK shall notify TELETHON-HSR in writing promptly, but in no event later than [***], after the achievement of any milestone in Section 6.2. GSK shall pay all milestone payments due within [***] after receipt of an invoice for such payment from TELETHON-HSR following the achievement of the corresponding milestone event. All invoices relevant to milestones achievement will be issued separately from F. Telethon and F. San Raffaele with reference to the 50% share of the milestone amount that is owed to each.

6.6	Reports; Royalty Payments

Until the expiration of a GSK’s royalty obligations under this Article 6, GSK agrees to make written reports to the other Party within [***] after the end of each [***] covering all sales of Products in the Territory by such Party and its Affiliates and Sublicensees for which invoices were sent during such [***], as well as, in the case of GSK, the amount of Sublicense Income received in such [***], each such written report in

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reasonable detail as available to such Party stating for the period in question: (a) the total Net Sales for each Product, (b) a calculation of the royalty payment due on such Net Sales pursuant to Article 6.3 or 6.5, as the case may be. The information contained in each report under this Section 6.6 shall be considered Confidential Information of the reporting Party. Concurrent with the delivery of each such report, each Party shall make the applicable royalty payment due to the other Party under this Article 6 for the [***] covered by such report. With respect to royalties owed hereunder by GSK to TELETHON-HSR, F. Telethon and F. San Raffaele shall each provide GSK with an invoice for their share of such royalties owed by GSK. In the case of transfers or sales of any Product between the royalty-paying Party and an Affiliate or Sublicensee of such Party, a royalty shall be payable only with respect to the sale of such Product to an independent Third Party and not an Affiliate or Sublicensee of the seller.

6.7	Methods of Payments

All payments due from one Party (the “Payor”) to the other Party (the “Payee”) under this Agreement shall be paid in Euro by wire transfer to a bank designated in writing by the Payee.

6.8	Accounting

Payor agrees to keep full, clear and accurate records for a maximum period of [***] after the relevant payment is owed pursuant to this Agreement, setting forth the sales and other disposition of Product sold or otherwise disposed of in sufficient detail to enable royalties and compensation payable to the Payee hereunder to be determined. Payor further agrees, upon not less than [***] prior written notice, to permit the books and records to be examined by an independent accounting firm selected by Payee and reasonably acceptable to Payor for the purpose of verifying reports provided by Payor under Section 6.7. Such audit shall not be performed more frequently than once in every period of [***] and shall be conducted under appropriate confidentiality provisions, for the sole purpose of verifying the accuracy and completeness of all financial, accounting and numerical information and calculations provided under this Agreement. Such examination is to be made at the expense of Payee, except in the event that the results of the audit reveal an underpayment of royalties, milestones, or

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other payments to Payee under this Agreement of [***] or more per annum over the period being audited, in which case reasonable audit fees for such examination shall be paid by Payor. When calculating Net Sales, the amount of such sales in foreign currencies shall be converted into pounds sterling in accordance with Section 6.3(c).

6.9	Taxes

(a)

For VAT, all amounts in this contract are stated exclusive of VAT and other indirect taxes. If applicable, the paying Party shall be responsible for the payment of all such appropriately levied taxes to the Party issuing a valid VAT invoice. Should such amounts of VAT be refunded subsequently by the fiscal authorities, the receiving Party shall refund these monies to the paying Party within [***] of receipt. For withholding taxes, any tax paid or required to be withheld by GSK for the benefit of TELETHON-HSR on account of any royalties or other payments payable to TELETHON-HSR under this Agreement shall be deducted from the amount of royalties or other payments otherwise due. GSK shall secure and send to TELETHON-HSR proof of any such taxes withheld and paid by GSK for the benefit of TELETHON-HSR, and shall, at TELETHON-HSR’s request, provide reasonable assistance to TELETHON-HSR in recovering such taxes.

(b)

TELETHON-HSR hereby represents and warrants that TELETHON-HSR is resident for tax purposes in Italy and that TELETHON-HSR is entitled to relief from United Kingdom income tax under the terms of the double tax agreement between the UK and Italy. TELETHON-HSR shall notify GSK immediately in writing in the event that TELETHON-HSR ceases to be entitled to such relief.

(c)

Pending receipt of formal certification from the UK Inland Revenue, GSK may pay royalty income and any other payments under this Agreement to TELETHON-HSR by deducting tax at a rate specified in the double tax treaty between the UK and Italy. TELETHON-HSR agrees to indemnify and hold harmless GSK against any loss, damage, expense or liability arising in any way from a breach of the above warranties or any future claim by a UK tax authority or other similar body alleging that GSK was not entitled to deduct withholding tax on such payments at source at the treaty rate.

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(d)

GSK hereby represents and warrants that GSK is resident for tax purposes in the United Kingdom and that GSK is entitled to relief from Italian income tax under the terms of the double tax agreement between Italy and UK. GSK shall notify TELETHON-HSR immediately in writing in the event that GSK ceases to be entitled to such relief.

6.10	Late Payments

Any undisputed amount owed by one Party to the other Party under this Agreement that is not paid within the applicable time period set forth herein shall accrue interest at the rate of [***], or, if lower, the highest rate permitted under applicable law. Where the late payment is caused by the Payee, such as non or late communication of changes to bank details, non response to communications regarding interpretation or dispute of terms etc then no interest will be payable by the Payor.

6.11	Consideration.

The Parties acknowledge that the payments received by TELETHON-HSR hereunder are in consideration for (i) the licenses and Options granted to GSK hereunder with respect to the Exclusively Licensed IP, including TELETHON-HSR Patent Rights, TELETHON-HSR Know-How, TELETHON-HSR’s interest in Joint Patent Rights and Joint Know-How (ii) data packages, clinical trial results, regulatory filings and Orphan Drug designations and (iii) TELETHON-HSR’s achievement of milestone events.

7	EXCLUSIVITY

7.1

TELETHON-HSR hereby agrees and covenants to work exclusively with GSK on the Programs, and not to grant any license to any Third Party in relation to any of the Programs, until the time that GSK has exercised or declined its last remaining Option right to a Program under the alliance, subject to the provisions of this paragraph below. Prior to working with any Third Party within the Alliance Scope, GSK shall first discuss with TELETHON-HSR at the Joint Steering Committee and shall consider in good faith TELETHON-HSR’s views regarding such a Third Party arrangement by GSK, but GSK

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shall have the final say on the matter. GSK and TELETHON-HSR shall agree in advance as to the nature of involvement and as to the financial and IP and license terms that would apply to the involvement of any Third Party as a collaborator in any aspects of any of the Programs. TELETHON-HSR agrees that for each Program, for so long as any research, development, or commercial activities are being conducted either by TELETHON-HSR under such Program, or by GSK or its Affiliate or sublicensee pursuant to the exercise of its Option right to such Program, TELETHON-HSR will work exclusively with GSK with respect to the Indication being pursued under such Program for ex vivo hematopoietic stem cell gene therapy approaches for monogenic diseases, disorders or conditions, and will not grant any license to any Third Party in relation to such Indication. This provision does not apply to funding or research collaboration agreements that were established by TELETHON-HSR on or related to the Programs prior to the Effective Date. TELETHON-HSR will be permitted under this Section 7.1 to conduct studies using biological material derived from treated patients enrolled in Clinical Studies within the Collaboration Programs with the purpose of further investigating disease targets, disease mechanisms, efficacy, and therapeutic endpoints or readouts of the human clinical trials conducted by TELETHON-HSR under the Collaboration Programs, provided that these studies are permissible under the relevant policies of both GSK and of TELETHON-HSR, are consistent with the express scope of the informed consents obtained from patients, and are permitted under all applicable laws and regulations, and, if any such studies are conducted beyond the Option Point, are mutually approved in advance by the JSC, such approval not to be unreasonably withheld. TELETHON-HSR shall present such proposal for use of such biological samples in writing to the JSC in advance for review and such proposals shall not include any pre-clinical or basic research and shall be only for non-commercial and non-commercially sponsored research and academic purposes, with the purpose being to use the samples and the resulting analysis to advance a Clinical Study that was conducted by TELETHON-HSR under a Collaboration Program hereunder. TELETHON-HSR shall promptly share the results and data obtained from such analysis of biological materials derived from patients with GSK, and GSK shall have the right to use such data and results for the progression of the Programs hereunder after the exercise of its Option. Moreover,(at least until GSK exercises an Option to the relevant Collaboration Program) TELETHON-HSR is entitled to seek to establish, after consultation with GSK at the Joint Steering Committee (but TELETHON-HSR will have final say on the matter), scientific

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collaboration and material transfer agreements with other non-commercial research or non-commercial clinical Institutions worldwide on research and clinical activities related to the Program and to seek to obtain, after consultation with GSK at the Joint Steering Committee, (but TELETHON-HSR will have final say on the matter), additional funding from non-commercial entities for activities related to the Programs, provided that these other agreements do not infringe the option terms or reduce or interfere with the scope of the licenses to the Programs to be granted to GSK upon exercise of its Option right.

7.2

Notwithstanding the above provisions of Section 7.1, to the extent not precluded by the express terms of a written agreement existing between TELETHON-HSR and a Third Party as of the Effective Date, prior to initiating any activities or collaboration within the Alliance Scope with any non-commercial or commercial Third Party that might constitute a significant component of an ongoing Program under the alliance or might constitute an Additional Program as described in paragraph 2(g) under the section on “Scope” above, TELETHON-HSR shall first consult with GSK and offer to collaborate with GSK on such potential program as an Additional Program under this alliance, or as a component of an ongoing Program; provided, however, that TELETHON-HSR will have final say on the matter for any potential collaboration with a non-commercial Third Party within the Alliance Scope. GSK will provide written feedback to TELETHON-HSR regarding the proposed subject of potential collaboration within [***] of the date that TELETHON-HSR first offers to collaborate with GSK with regards to such proposed subject matter.

8	INTELLECTUAL PROPERTY

8.1	Ownership

(a)

TELETHON-HSR shall own, Control and retain all of its rights, title and interest in and to the TELETHON-HSR IP except to the extent that any rights or licenses are expressly granted to GSK under this Agreement.

(b)

GSK shall own, Control and retain all of its rights, title and interest in and to the GSK IP, except to the extent that any rights or licenses are expressly granted to TELETHON-HSR under this Agreement.

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(c)	TELETHON-HSR and GSK shall jointly own and Control, in equal undivided shares, all Joint IP.

(d)

Inventorship for all inventions, and the law governing the rights of joint inventors in relation to one another for joint intellectual property shall be determined in accordance with the laws of the U.S, subject to the licenses and covenants expressly stated under this Agreement.

8.2	Prosecution and Maintenance of Patent Rights

(a)	TELETHON-HSR Patent Rights.

(1) Except as stated under paragraphs (2) and (3) of this Section 8.2(a) below, during the Term and thereafter, as between the Parties, TELETHON-HSR shall be responsible for the Prosecution and Maintenance of the TELETHON-HSR Patent Rights. TELETHON-HSR will use Commercially Reasonable Efforts to obtain a reasonable scope of patent protection for Vectors that satisfy the Clinical Candidate Selection Criteria, using counsel of its own choice but reasonably acceptable to GSK. TELETHON-HSR shall keep GSK informed through the JPS as to material developments with respect to the Prosecution and Maintenance of the TELETHON-HSR Patent Rights, including by providing copies of all applications, all substantive office actions and responses thereto, or any other substantive documents that TELETHON-HSR receives from any patent office, including without limitation notice of all interferences, reissues, re-examinations, oppositions, appeals or requests for patent term extensions. The JPS will provide oversight of Prosecution and Maintenance, defense and enforcement of the Patent Rights covering the Collaboration Programs and the jointly undertaken activities of the Research Programs under this Agreement. Notwithstanding the exclusion of the ADA-SCID Program from the JSC, the JPS will also provide oversight of Prosecution and Maintenance, defense and enforcement of the Patent Rights covering the ADA-SCID Program to the same extent and in the same manner such oversight is provided to the other Programs under this Agreement. Input shall be provided and consideration undertaken and concluded by the Parties in a

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timely manner so as not to jeopardize the pendency of the application under review or otherwise negatively affect or limit the rights of any Party hereto. GSK shall have the right and reasonable opportunity (at its own expense) to review and make comments and recommendations in relation to the Prosecution and Maintenance and management of the TELETHON-HSR Patent Rights, provided it does so promptly, consistent with any filing or other procedural deadlines, and TELETHON-HSR will consider in good faith the recommendations of GSK. TELETHON-HSR shall act in good faith, with respect to the Prosecution and Maintenance of any TELETHON-HSR Patent Rights. Should the Parties fail to agree on any matter in this Section 8.2(a), TELETHON-HSR shall have the final say on such matter.

(2) After Option Exercise by GSK or for the ADA-SCID Program. After the exercise of its Option for a given Collaboration Program, and as of the Effective Date for the ADA-SCID Program, for any TELETHON-HSR Patent Rights which are focused mainly on the relevant Program and/or the Vectors or Products included under such Program, GSK shall be responsible at its own cost for the Prosecution and Maintenance of such TELETHON-HSR Patent Rights. The Parties shall discuss and agree at the JPS on a case-by-case basis which TELETHON-HSR Patent Rights will qualify under this paragraph for control of Prosecution and Maintenance by GSK after Option exercise. TELETHON-HSR shall have the right and reasonable opportunity (at its own expense) to review and make comments and recommendations in relation to the Prosecution and Maintenance and management of any such TELETHON-HSR Patent Rights, provided it does so promptly, consistent with any filing or other procedural deadlines, and GSK will consider in good faith the recommendations of TELETHON-HSR. GSK shall act in good faith, with respect to the Prosecution and Maintenance of any TELETHON-HSR Patent Rights after exercise of the Option. Should the Parties fail to agree at the JPS on any matter in this Section 8.2(a) concerning post-exercise of Option matters or for the ADA-SCID Program, GSK shall have the final say on such matter.

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(3) Filing of Divisional applications for TELETHON-HSR Patent Rights. In the event that any TELETHON-HSR Patent Rights are not focused mainly on the relevant Program and the Vectors or Products included under such Program, but are nonetheless amenable to the filing of a divisional application to separate out such subject matter focused mainly on the relevant Program and the Vectors or Products included thereunder in a separate patent application, the parties shall consider on a case-by-case basis the filing of such divisional applications and, where appropriate and requested by GSK, shall file such divisional patent applications in the name of TELETHON-HSR. GSK shall be responsible for the Prosecution and Maintenance of such TELETHON-HSR Patent Rights under such divisional patent applications as of the date it exercises its Option to the relevant Program. TELETHON-HSR shall thereafter have the right and reasonable opportunity (at its own expense) to review and make comments and recommendations in relation to the Prosecution and Maintenance and management of such TELETHON-HSR Patent Rights, provided it does so promptly, consistent with any filing or other procedural deadlines, and GSK will consider in good faith the recommendations of TELETHON-HSR. GSK shall act in good faith, with respect to the Prosecution and Maintenance of any TELETHON-HSR Patent Rights after exercise of the option. Should the Parties fail to agree at the JPS on any matter in this Section 8.2(a) concerning post-exercise of Option matters, GSK shall have the final say on such matter.(b) GSK Patent Rights. As between the Parties, GSK shall control the Prosecution and Maintenance of the GSK Patent Rights. Notwithstanding the foregoing, GSK shall use Commercially Reasonable Efforts to consult with TELETHON-HSR through the JPS in connection with the Prosecution and Maintenance of the GSK Patent Rights; provided, however, that GSK shall not be required to disclose any confidential information that is not specific to the Programs. Input shall be provided and consideration undertaken and concluded by the Parties in a timely manner so as not to jeopardize the pendency of the application under review or otherwise negatively affect or limit the rights of any Party hereto. TELETHON-HSR shall have the right and reasonable opportunity (at its own expense) to review and make comments and recommendations in relation to the Prosecution and Maintenance and management of the GSK Patent Rights, provided it does so promptly consistent with any filing or procedural deadlines, and GSK will consider in good faith the recommendations of TELETHON-HSR. GSK shall act in good faith, with respect to the Prosecution and Maintenance of any GSK Patent Rights. Should the Parties fail to agree on any matter in this Section 8.2(b), GSK shall have the final say on such matter.

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(b)

Joint Patent Rights owned jointly between TELETHON-HSR and GSK. GSK shall be responsible for the Prosecution and Maintenance of the Joint Patent Rights, regardless of whether such Joint Patent Rights relate to the ADA-SCID Program, a Collaboration Program, or the jointly undertaken activities of one of the Research Programs. GSK will use Commercially Reasonable Efforts to obtain a reasonable scope of patent protection for Vectors that satisfy the Clinical Candidate Selection Criteria covered by claims of such Joint Patent Rights, using counsel, including in-house patent counsel, of its own choice but reasonably acceptable to TELETHON-HSR. GSK shall keep TELETHON-HSR informed through the JPS as to material developments with respect to the Prosecution and Maintenance of such Joint Patent Rights, including by providing copies of all applications and all substantive office actions and responses thereto, or any other substantive documents that GSK receives from any patent office, including without limitation notice of all interferences, reissues, re-examinations, oppositions, appeals or requests for patent term extensions. Input shall be provided and consideration undertaken and concluded by the Parties in a timely manner so as not to jeopardize the pendency of the application under review or otherwise negatively affect or limit the rights of any Party hereto. TELETHON-HSR shall have the right and reasonable opportunity (at its own expense) to review and make comments and recommendations in relation to the Prosecution and Maintenance and management of the Joint Patent Rights, provided it does so promptly, consistent with any filing deadlines, and GSK will consider in good faith the recommendations of TELETHON-HSR. GSK shall act in good faith with respect to the Prosecution and Maintenance of any Joint Patent Rights. Any dispute regarding the Prosecution and Maintenance of any Joint Patent Rights shall be resolved in accordance with Section 3.2(g).

(c)

Filing Decision or Prosecution Lapse. If, during the Term, the Party responsible for Prosecuting and Maintaining the TELETHON-HSR Patent Rights, GSK Patent Rights or Joint Patent Rights, as the case may be, in any country, decides not to file such Patent Rights or intends to allow such Patent Rights

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to lapse or become abandoned without having first filed a substitute, the Party Prosecuting or Maintaining such Patent Rights shall notify the other Party of such decision or intention at least sixty (60) Calendar Days prior to the date upon which the subject matter of such Patent Rights shall become unpatentable or such Patent Rights shall lapse or become abandoned. The other Party shall thereupon have the right, but not the obligation, to assume responsibility for the Prosecution and Maintenance of such Patent Rights at its own expense with counsel of its own choice.

(d)

Cooperation Regarding the Filing and Prosecution of Divisional Patent Applications. At either Party’s request, the Parties shall discuss and consider the appropriateness of filing a divisional patent application at the JPS and cooperate with one another in good faith to file and prosecute divisional Patent applications with respect to the TELETHON-HSR Rights and the Joint Patent Rights for which either Party is responsible for Prosecution and Maintenance pursuant to this Section 8.2 if practicable and if necessary or desirable to divide subject matter relating to one or more Programs from other subject matter that is not subject to this Agreement to facilitate the control by the respective Parties of the Prosecution and Maintenance of Patents as allocated in accordance with this Article 8.

8.3	Patent Costs

(a)

TELETHON-HSR Patent Rights and GSK Patent Rights. TELETHON-HSR shall be responsible for all Patent Costs incurred with respect to any TELETHON-HSR Patent Rights. GSK shall be responsible for all Patent Costs incurred by GSK with respect to GSK Patent Rights, unless and until such time as GSK acquires control of Prosecution and Maintenance of such TELETHON-HSR Patents in accordance with the provisions of Section 8.2, at which time GSK shall be responsible for the subsequent costs of Prosecution and Maintenance of such TELETHON-HSR Patent Rights.

(b)

Joint Patent Rights owned jointly by TELETHON-HSR and GSK. GSK shall be responsible for all Patent Costs incurred by GSK with respect to the Prosecution and Maintenance of Joint Patent Rights owned jointly by

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TELETHON-HSR and GSK, unless and until such time as TELETHON-HSR acquires control of Prosecution and Maintenance for any such Joint Patents, or by the filing of any divisional patent application in accordance with the provisions of Section 8.2, at which time TELETHON-HSR shall be responsible for the subsequent costs of Prosecution and Maintenance of any such Joint Patent Rights.

(c)

TELETHON-HSR Patent Rights. Up to the Option Point, GSK will provide reimbursement of patent costs related to GSK’s coverage requirements for Prosecution and Maintenance in countries requested by GSK which exceed those already planned by TELETHON-HSR, which usually include the following countries: US, EP, CA, JP, AU.

8.4	Defense of Infringement Claims Brought by Third Parties.

(a)

Infringement Claims by Third Parties. In the event that a Third Party asserts that the manufacture, use, sale, offer for sale or importation of any Vector or Product infringes a Patent Right of such Third Party, then the Party receiving notice of such action shall promptly notify the other Party and the following shall apply:

(b)

Vectors in a TELETHON-HSR Development Program or Collaboration Program. If a Third Party asserts that the manufacture, use, sale, offer for sale or importation of any Vector in a Collaboration Program or any Vector within a TELETHON-HSR Development Program infringes a Patent Right of such Third Party, then, subject to Section 8.4(d) below, TELETHON-HSR shall have the primary right but not the obligation to defend against any such assertions at its cost and expense. In the event TELETHON-HSR elects to defend against any such Third Party claims, TELETHON-HSR shall have the sole right to direct the defense of any such Third Party claims and to elect to settle such claims, but only with the prior written consent of GSK for a proposed settlement in circumstances where GSK has not exercised its Option in relation to that Collaboration Program, such consent not to be unreasonably withheld or delayed. In the event that TELETHON-HSR elects not to defend against such Third Party claims within [***] of learning of same, GSK shall have the right,

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subject to Section 8.4(d) below, but not the duty, to defend against such action in circumstances where GSK has not exercised its Option in relation to that Collaboration Program and thereafter shall have the sole right to direct the defense of any such Third Party claim(s), including the right to settle such claims, but only with the prior written consent of TELETHON-HSR for a proposed settlement, such consent not to be unreasonably withheld or delayed. Nevertheless, with regard to any actions taken by Third Parties directly against GSK, GSK shall have the primary right but not the obligation to defend itself against any such Third Party actions at its cost and expense. In the event GSK elects to defend against any such Third Party claims, GSK shall have the sole right to direct the defense of any such Third Party claims and to elect to settle such Third Party claims. In any event, the Parties shall reasonably assist one another and cooperate in any such litigation at the other’s request without expense to the requesting Party. Each Party may, at its own expense, and with its own counsel join any defense brought by the other Party.

(c)

GSK Development Vectors. If a Third Party asserts that the manufacture, use, sale, offer for sale or importation of any GSK Development Vector or GSK Product infringes a Patent Right of such Third Party, then, subject to Section 8.4(d) below, GSK shall have the primary right but not the obligation to defend against any such assertions at its cost and expense. In the event GSK elects to defend against any such Third Party claims, GSK shall have the sole right to direct the defense of such Third Party claims and to elect to settle such claims. In the event that GSK elects not to defend against such Third Party claims within [***] of learning of same, TELETHON-HSR shall have the right, subject to Section 8.4(d) below, but not the duty, to defend against such an action and thereafter shall have the sole right to direct the defense of any such Third Party claim(s), including the right to settle such claims. In any event, the Parties shall reasonably assist one another and cooperate in any such litigation at the other’s request without expense to the requesting Party. Each Party may at its own expense and with its own counsel join any defense brought by the other Party.

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(d)

Indemnification Provisions. Notwithstanding the foregoing, in the event that any Third Party claim is brought against a Party as set forth above, and such claim is subject to indemnification obligations as set forth in Article 11, then the Indemnification provisions shall control with respect to which Party undertakes the defense of such Third Party claim.

8.5	Enforcement of TELETHON-HSR or GSK Patent Rights.

(a)

Duty to Notify of Infringement. If either Party learns of an infringement, unauthorized use, misappropriation or threatened infringement by a Third Party, or that any Third Party has filed a declaratory judgment action against either Party alleging non-infringement of any Patent Rights with respect to any Joint Patent Rights, TELETHON-HSR Patent Rights, or GSK Patent Rights (“Competitive Infringement”), such Party shall promptly notify the other Party, and shall reasonably endeavour to do so, within [***] of becoming aware of such infringement and shall provide such other Party with available evidence of such Competitive Infringement.

(b)

Prior to Exercise of Option. Prior to GSK’s exercise of an Option, with respect to any Joint Rights or any TELETHON-HSR Patent Rights that is the subject of such Competitive Infringement, TELETHON-HSR shall have the primary right to bring and control any such action. Unless subject to an agreement between TELETHON-HSR and a Third Party in existence as of the Effective Date that would preclude TELETHON-HSR from granting such right to GSK, if TELETHON-HSR fails to bring any such action or proceeding within a period of [***] after first being notified of such Competitive Infringement (or in the case of a declaratory judgment action, within [***] after receiving notice of such declaratory judgment action, to prevent or abate any actual or alleged infringement or defend such declaratory judgment) (“Competitive Infringement Action Period”), then GSK shall have the right, but not the obligation, to bring and control any such action by counsel of its own choice, and TELETHON-HSR shall have the right to be represented in any such action by counsel of its own choice at its own expense. If GSK fails to bring an action or proceeding with respect to such Competitive Infringement within a period of [***] after the expiration of the Competitive Infringement Action Period, then TELETHON-HSR shall have the on-going right to pursue such action.

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(c)

Following Exercise of Option. Following GSK’s exercise of an Option, and before GSK’s termination of Development and commercialization, with respect to the Program containing Vectors that are the subject of any Competitive Infringement, GSK shall have the primary right, but not the obligation, to institute, prosecute, and control any action or proceeding with respect thereto (including any action or proceeding with respect to any Joint Patent Rights or TELETHON-HSR Patent Rights) by counsel of its own choice, and TELETHON-HSR shall have the right, at its own expense, to be represented in that action by counsel of its own choice. If GSK fails to bring an action or proceeding within a period of [***] after first being notified of such Competitive Infringement, TELETHON-HSR shall have the right to bring and control any such action by counsel of its own choice, and GSK shall have the right to be represented in any such action by counsel of its own choice at its own expense. TELETHON-HSR shall, at GSK’s cost, cooperate and provide assistance to GSK towards lending their name to proceed against infringement, subject to GSK indemnifying F. Telethon and F. San Raffaele under the terms and conditions of Sections 11.1, 11.3, 11.4 and 11.6 in respect of any direct costs, losses or liabilities owed to a Third Party as a result of taking such actions and being a party to such proceedings, except to the extent that such costs, losses or liabilities arise out of or result from or are attributable to the negligence, recklessness or wrongful intentional acts or omissions of F. Telethon and/or F. San Raffaele and/or its Affiliates and/Sublicensees, or their respective directors, officers, employees or agents

(d)

After GSK’s Termination of a Program. After GSK’s termination of Development and commercialization with respect to a Program containing Vectors or Products that are the subject of any Competitive Infringement of the TELETHON-HSR Patent Right or Joint Patent Rights, TELETHON-HSR shall have the primary right, but not the obligation, to institute, prosecute, and control any action or proceeding with respect thereto by counsel of its own choice. Notwithstanding the foregoing, to the extent that (a) such Competitive Infringement occurred prior to the termination of the applicable Program and (b) TELETHON-HSR fails to bring any such action or proceeding within a period of [***] after first being notified of such Competitive

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Infringement, then GSK shall have the right, but not the obligation, to bring and control any such action by counsel of its own choice at its own expense, and TELETHON-HSR shall have the right to be represented in any such action by counsel of its own choice at its own expense.

(e)

Settlement. A settlement or consent judgment or other voluntary final disposition of a suit under this Article 8 may not be entered into without the prior written consent of the Party not bringing the suit, such consent not to be unreasonably withheld or delayed; provided that such settlement, consent judgment or other disposition does not admit the invalidity or unenforceability of the relevant Patent Rights in the TELETHON-HSR Patent Rights, GSK Patent Rights, or Joint Patent Rights, and provided further, that any rights granted under the relevant Patent Rights to continue the infringing activity in such settlement, consent judgment or other disposition shall be limited to those rights that the granting Party otherwise has the right to grant, and provided further, that any settlement, consent judgment or other disposition shall not include the grant of any license, covenant or other rights to any Third Party that would limit or interfere with or reduce the scope of the subject matter included under the exclusive licenses to be granted to GSK pursuant to the exercise of any of its Options to Programs under Section 4.2(b), and further provided that such settlement does not impose any obligation on, or otherwise adversely affect the other Party.

(f)

Share of Recoveries. If one Party brings any such action or proceeding in accordance with this Section 8.5, the other Party agrees to be joined as a Party plaintiff where necessary and to give the first Party reasonable assistance (at the expense of the Party bringing suit) and authority to file and prosecute the suit. Any damages or other monetary awards recovered shall be shared as follows: (i) the amount of such recovery actually received by the Party controlling such action shall first be applied to the out-of-pocket costs of such action; and then (ii) any remaining proceeds shall be allocated between the Parties such that the Party bringing suit under this Section 8.5 retains [***].

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(g)

35 USC 271(e)(2) Infringement. Notwithstanding anything to the contrary in this Section 8.5, for infringement under 35 USC 271(e)(2) where GSK has exercised its Option or for the ADA-SCID Program and where GSK is the holder of the applicable NDA, and for so long as GSK maintains or retains its exclusive license under such Option, GSK shall have the sole right to initiate legal action to enforce all GSK Patent Rights and TELETHON-HSR Patent Rights licensed to it against infringement or misappropriation by Third Parties or defend any declaratory judgment action relating thereto at its sole expense. Any such suit may be in the name of GSK or jointly with TELETHON-HSR as required by law, subject to GSK indemnifying F. Telethon and F. San Raffaele under the terms and conditions of Sections 11.1, 11.3, 11.4 and 11.6 in respect of any direct costs, losses or liabilities owed to a Third Party as a result of taking such actions and being a party to such proceedings, except to the extent that such costs, losses or liabilities arise out of or result from or are attributable to the negligence, recklessness or wrongful intentional acts or omissions of F. Telethon and/or F. San Raffaele and/or its Affiliates and/Sublicensees, or their respective directors, officers, employees or agents.

(h)

Patent Listing. GSK shall be responsible for performing all patent listing acts and requirements for the Product with respect to which GSK has the exclusive rights pursuant to exclusive licenses granted under Article 4 to Develop and commercialize, and that have become the subject of a Marketing Authorisation Application submitted to any applicable Regulatory Authority. Such acts and requirements include all so-called “Orange Book” listings required under the US Hatch-Waxman Act, all so-called “Patent Register” listings as required in Canada, all acts required of the reference product sponsor under the US Biologicals Price Competition and Innovation Act of 2009 (42 U.S.C. § 262) (“Biologics Act”), or any foreign equivalents thereof. Specifically, GSK will control all of the actions, filings, and communications with any follow-on biologic applicant under the Biologics Act, including generating the following documents: (i) the list of patents that GSK believes could be reasonably asserted to be infringed by the launch of the biosimilars product; (ii) the list of patents, if any, which GSK would be willing to license to the follow-on biologic applicant; (iii) the detailed statement describing the

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factual and legal basis for why each listed patent will be infringed by the follow-on biologic applicant; and (iv) the response to the follow-on biologic applicant’s statement regarding validity and enforceability of each of the listed patents. Prior to such listings, the Parties will meet, through the JPS, to evaluate and identify all applicable Patents, and GSK shall have the right to review, where reasonable, original records relating to any invention for which Patents are being considered by the JPS for any such listing. Notwithstanding the preceding sentence, GSK will retain final decision-making authority as to the listing of all applicable Patents for the Product and all other acts pertaining to such patent listings as required by law, statue or regulation, regardless of which Party owns such Patent, and any such final decision made in good-faith on the matter shall not be subject to any further review under Section 3.2(d) or otherwise under this Agreement. For the avoidance of doubt, any decision made by GSK under this Section 8.5 shall not be used to determine, as between the Parties, whether a Patent contains any Valid Claim or whether any Product is covered by any Valid Claim.

9	CONFIDENTIALITY

9.1	Confidentiality; Exceptions

Except to the extent expressly authorized by this Agreement or otherwise agreed in writing, the Parties agree that the receiving Party (the “Receiving Party”) shall keep confidential and shall not publish or otherwise disclose or use for any purpose other than as provided for in this Agreement any Know-How or other confidential and proprietary information and materials, patentable or otherwise, in any form (written, oral, photographic, electronic, magnetic, or otherwise) which is disclosed to it by the other Party (the “Disclosing Party”) or otherwise received or accessed by a Receiving Party in the course of performing its obligations or exercising its rights under this Agreement, including but not limited to trade secrets, know-how, inventions or discoveries, proprietary information, formulae, processes, techniques and information relating to a Party’s past, present and future marketing, financial, and Research and Development activities of any product or potential product or useful technology of the Disclosing Party and the pricing thereof (collectively, “Confidential Information”), except to the extent that it can be established by the Receiving Party that such Confidential Information:

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(a)

was in the lawful knowledge and possession of the Receiving Party prior to the time it was disclosed to, or learned by, the Receiving Party, or was otherwise developed independently by the Receiving Party, as evidenced by written records kept in the ordinary course of business, or other documentary proof of actual use by the Receiving Party;

(b)	was generally available to the public or otherwise part of the public domain at the time of its disclosure to the Receiving Party;

(c)	became generally available to the public or otherwise part of the public domain after its disclosure and other than through any act or omission of the Receiving Party in breach of this Agreement; or

(d)	was disclosed to the Receiving Party, other than under an obligation of confidentiality, by a Third Party who had no obligation to the Disclosing Party not to disclose such information to others.

9.2

Authorized Disclosure. Except as expressly provided otherwise in this Agreement, a Receiving Party may use and disclose Confidential Information of the Disclosing Party as follows: (i) under appropriate confidentiality provisions similar to those in this Agreement, in connection with the performance of its obligations or exercise of rights granted or reserved in this Agreement (including the rights to commercialize Products and to grant licenses and sublicenses hereunder); or (ii) to the extent such disclosure is reasonably necessary in filing or prosecuting patent, copyright and trademark applications, prosecuting or defending litigation, complying with applicable governmental regulations, obtaining regulatory approval, conducting pre-clinical activities or Clinical Trials, marketing Products, or otherwise required by law; provided, however, that if a Receiving Party is required by law or regulation to make any such disclosure of a Disclosing Party’s Confidential Information it will, except where impracticable for necessary disclosures, for example in the event of medical emergency, give reasonable advance notice to the Disclosing Party of such disclosure requirement and, except to the extent inappropriate in the case of patent

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applications, will use its reasonable efforts to secure confidential treatment of such Confidential Information required to be disclosed; or (iii) in communication with investors, consultants, advisors or others on a need to know basis, in each case under appropriate confidentiality provisions substantially equivalent to those of this Agreement; or (iv) to the extent mutually agreed to in writing by the Parties; provided, however, that, in each of the above situations, the Receiving Party shall remain responsible for any failure by any Person who receives the Confidential Information pursuant to this Section 9.2 to treat such Confidential Information as required under this Article 9.

9.3

Press Release; Disclosure of Agreement. On or promptly after the Effective Date, the Parties shall jointly issue a public announcement of the execution of this Agreement. Neither Party shall be free to issue any press release or other public disclosure regarding the Agreement or the Parties’ activities hereunder, or any results or data arising hereunder, except (a) with the other Party’s prior written consent, or (b) for any disclosure that is reasonably necessary to comply with applicable national securities exchange listing requirements or laws, rules or regulations, with the other Party’s consent not to be unreasonably withheld or delayed beyond a time reasonably in advance of the required disclosure deadline necessary to comply with applicable national securities exchange listing requirements or laws, rules or regulations. The Parties agree to consult with each other reasonably and in good faith with respect to the text and timing of any such press releases prior to the issuance thereof, and a Party may not unreasonably withhold consent to such releases. Except to the extent required by law or as otherwise permitted in accordance with this Section 9.3, neither Party shall make any public announcements concerning this Agreement or the subject matter hereof without the prior written consent of the other, which shall not be unreasonably withheld or delayed. Each Party agrees to provide to the other Party a copy of any public announcement regarding this Agreement or the subject matter thereof as soon as reasonably practicable under the circumstances prior to its scheduled release. Except under extraordinary circumstances, when the following notice may not be possible but in which event the press release will still be provided to the other Party for comment before release, each Party shall provide the other with an advance copy of any such announcements at least [***] prior to its scheduled release. Each Party shall have the right to expeditiously review and recommend

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changes to any such announcement and, except as otherwise required by laws, rules or regulations, the Party whose announcement has been reviewed shall remove any Confidential Information of the reviewing Party that the reviewing Party reasonably deems to be inappropriate for disclosure. The principles to be observed by TELETHON-HSR and GSK in any such permitted public disclosures with respect to this Agreement shall be: accuracy and completeness, the requirements of confidentiality under this Article 9, and the normal business practice in the pharmaceutical and biotechnology industries for disclosures by companies comparable to TELETHON-HSR and GSK. Notwithstanding the foregoing, to the extent information regarding this Agreement under the ADA-SCID Program, or under a Collaboration Program, or under the jointly undertaken activities of a Research Program has already been publicly disclosed in the same context, either Party may subsequently disclose the same information to the public without the consent of the other Party. Each Party shall be permitted to disclose the terms of this Agreement, in each case under appropriate confidentiality provisions substantially equivalent to those of this Agreement, to any actual or potential acquirors, investors, merger partners, and professional advisors.

9.4

Termination of Prior Agreement. This Agreement supersedes the Confidentiality Agreement between TELETHON-HSR and GSK dated February 15th, 2010, including any and all amendments thereto. All information exchanged between the Parties under that agreement shall be deemed Confidential Information hereunder and shall be subject to the terms of this Article 9.

9.5

Publications. Neither Party nor its Affiliates shall publish or publicly disclose the results of any of the Research and/or Development activities conducted by either Party under this Agreement under the ADA-SCID Program, or under a Collaboration Program, or under the jointly undertaken activities of a Research Program without the prior written mutual consent of the JSC working through the JPS, except as expressly permitted in this Section 9.5 or otherwise in this Agreement. The Parties recognize that it may be useful or required to publish or publicly disclose the results of Research and Development work on Programs, and each Party (and its Affiliates and Sublicensees) shall be free to publish or publicly disclose such results, subject to the prior review by the JSC for patentability and protection of its Confidential Information as described in this Section 9.5. For TELETHON-HSR, the publication right conveyed by the preceding sentence shall apply solely to Vectors or Products prior to the exercise

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of an Option by GSK to the relevant Collaboration Program, if approved by JSC, such approval not to be unreasonably withheld or delayed. The Party that desires to publish results hereunder shall provide to the JSC and JPS a copy of such proposed abstract, manuscript, or presentation no less than [***] prior to its intended submission for publication. The JSC shall respond in writing promptly and in no event later than [***] after receipt of the proposed material, with one or more of the following: (i) comments on the proposed material, which the publishing Party must consider in good faith, (ii) a specific statement of concern, based upon the need to seek patent protection, or to block publication if the JSC determines that the proposed disclosure is intellectual property that should be maintained as a trade secret to protect a Vector or Product or any Research and/or Development activities conducted under this Agreement, or (iii) an identification of the other Party’s Confidential Information that is contained in the material reviewed. In the event of concern over patent protection or whether maintaining a trade secret would be a priority, the publishing Party agrees not to submit such publication or to make such presentation that contains such information until the JSC through the JPS is given a reasonable period of time (such period of time to be no more than [***]) to seek patent protection for any material in such publication or presentation which it believes is patentable, or to resolve any other issues or to abandon such proposed publication if the JSC reasonably determines in good faith that maintaining such information as a trade secret is a commercially-reasonable priority. Any Confidential Information of such other Party shall be removed. Furthermore, with respect to any proposed abstracts, manuscripts or summaries of presentations by investigators or other Third Parties, such materials shall be subject to review under this Section 9.5 to the extent that GSK or TELETHON-HSR (as the case may be) has the right to do so. For clarity, (a) prior to the exercise of the relevant Option to a given Collaboration Program by GSK, any proposed publication by TELETHON-HSR relating to a Collaboration Program or any Vectors shall be subject to review by the JSC in accordance with the terms of this Section 9.5, but after the expiration of the relevant Option without exercise by GSK or after the termination of a Program which then reverts to TELETHON-HSR, TELETHON-HSR shall then be free to publish or publicly disclose any results that relate to any Vectors or TELETHON-HSR Products in such Collaboration Program or TELETHON-HSR Development Program without any review by the JSC under this Section 9.5, unless such proposed disclosure or publication contains any Joint IP or GSK IP, in which case JSC shall have the right to

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review and approve such disclosure as stated under this Section 9.5 above, and (b) after the exercise by GSK of its Option to a Program, except as required by law or securities regulations, TELETHON-HSR shall not have the right to make any publication relating to such Collaboration Program or any Vectors or Products or GSK Development Vectors or GSK Products without the prior written consent of the JSC, which is not to be unreasonably withheld, and GSK shall have the right to make any such publication relating to such Collaboration Program or any Vectors or GSK Development Vectors or Products or GSK Products subject to review by the JSC under this Section 9.5. Such review will not take longer than 15 Calendar Days. Notwithstanding the above, if TELETHON-HSR seeks to publish any publication regarding the ADA-SCID Program, it shall provide GSK with an advance copy of such publication and obtain GSK’s prior consent before publication, which is not to be unreasonably withheld. Notwithstanding the foregoing, to the extent information regarding this Agreement under the ADA-SCID Program, or under a Collaboration Program, or under the jointly undertaken activities of a Research Program has already been evaluated by the JPS and JSC and disclosed, TELETHON-HSR will be free to disclose the same information to the public without the consent of the other Party. For the avoidance of doubt, any substantive changes to a proposed disclosure, such as the inclusion of new data or analysis that was not previously approved by the JSC through the JPS, must be submitted to and approved by the JPS prior to its disclosure.

9.6

Clinical Trial Register. Each of GSK and TELETHON-HSR shall have the right, to the extent permitted by and in compliance with all applicable laws and regulations, to publish summaries of results from any human Clinical Trials conducted by such Party under this Agreement on its Clinical Trials registry, without requiring the consent of the other Party, subject to the last sentence of this Section 9.6; provided, however, that GSK shall have no right, without the consent of TELETHON-HSR, to so publish data generated by TELETHON-HSR prior to GSK’s exercise of its Option with respect to the relevant Vectors under the relevant Collaboration Program, and, after the exercise of its Option to such Collaboration Program, GSK shall have the right to so publish any previously existing and/or any subsequently arising data that is or may be generated by either TELETHON-HSR or GSK or by their respective Affiliates or Sublicensees with respect to the relevant Vector(s) without obtaining the consent of TELETHON-HSR, except with respect to any Vectors which are being pursued under a TELETHON-HSR

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Development Program after termination by GSK of such Vectors as GSK Development Vectors or after GSK declines to exercise its Option with respect to such Collaboration Program. In addition, after the exercise of its Option by GSK to a particular Collaboration Program, TELETHON-HSR shall not have the right to publish any of such data, without the prior consent of GSK, pertaining to the relevant Vectors or the Collaboration Program, except with respect to any Vectors which are being pursued under a TELETHON-HSR Development Program after termination by GSK of such Vectors as GSK Development Vectors. The Parties shall discuss and reasonably cooperate in order to facilitate the process to be employed in order to ensure the publication of any such summaries of human Clinical Trials data and results as required on the Clinical Trial registry of each respective Party, and shall provide the other Party via submission to the Joint Patent Subcommittee established under Section 3.2(g), at least [***] prior notice to review the Clinical Trials results to be published for the purposes of preparing any necessary Patent filings.

10	REPRESENTATIONS AND WARRANTIES

10.1	Representations and Warranties of Both Parties. Each Party hereby represents and warrants to the other Party, as of the Effective Date, that:

(a)

such Party is duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation and has full corporate power and authority to enter into this Agreement and to carry out the provisions hereof;

(b)	such Party has taken all necessary action on its part to authorize the execution and delivery of this Agreement and the performance of its obligations hereunder;

(c)	this Agreement has been duly executed and delivered on behalf of such Party, and constitutes a legal, valid, binding obligation, enforceable against it in accordance with the terms hereof;

(d)

the execution, delivery and performance of this Agreement by such Party does not conflict with any agreement or any provision thereof, or any instrument or understanding, oral or written, to which it is a Party or by which it is bound, nor violate any law or regulation of any court, governmental body or administrative or other agency having jurisdiction over such Party;

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(e)

no government authorization, consent, approval, license, exemption of or filing or registration with any court or governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, under any applicable laws, rules or regulations currently in effect, is or will be necessary for, or in connection with, the transaction contemplated by this Agreement or any other agreement or instrument executed in connection herewith, or for the performance by it of its obligations under this Agreement and such other agreements; and

(f)

it has not employed (and, to the best of its knowledge without further duty of inquiry, has not used a contractor or consultant that has employed) any individual or entity debarred by the FDA (or subject to a similar sanction of EMA), or, to the best of its knowledge without further duty of inquiry, any individual who or entity that is the subject of an FDA debarment investigation or proceeding (or similar proceeding of EMA), in the conduct of any pre-clinical activities or clinical studies of Vectors.

10.2

Representations, Warranties and Covenants of TELETHON-HSR. TELETHON-HSR hereby represents and warrants to GSK, as of the Effective Date, and covenants to GSK during the Term (or the applicable portion thereof) as applicable for Sections 10.2(c) and 10.2.(e) and 10.2 (f), that:

(a)	To its knowledge, TELETHON-HSR is the owner of, or has Control via a license to, the TELETHON-HSR IP;

(b)

To its knowledge, TELETHON-HSR has the right to grant, and no consent is or will be required from any Third Party in connection with, all rights, licenses and sublicenses it purports to grant to GSK with respect to the TELETHON-HSR IP or TELETHON-HSR’s interest in Joint IP under this Agreement;

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(c)

TELETHON-HSR has not withheld from GSK any material data or any material correspondence, including without limitation any correspondence to or from any Regulatory Authority, in existence as of the Effective Date with respect to the ADA-SCID Program, the Collaboration Programs or Vectors that it is aware would have a material adverse effect upon GSK’s scientific, commercial, safety and regulatory assessment of the liabilities of the collaboration between the Parties as contemplated under this Agreement;

(d)

To its knowledge, TELETHON-HSR has disclosed or provided access to as of the Effective Date, and thereafter until the exercise or expiration of the Option with respect to a Collaboration Program shall disclose to GSK and exchange, all material data and information and all correspondence to or from any Regulatory Authority then available, regardless of whether such data, correspondence and information would have a positive or negative impact on the potential commercial, scientific or strategic value or attractiveness of the Vectors, that is in TELETHON-HSR’s reasonable business judgment material to a reasonable assessment by GSK of the scientific, commercial, safety, and regulatory liabilities of the Vectors to be considered by GSK in deciding whether or not to exercise its Option with respect to such Collaboration Program;

(e)

During the Term until the exercise or expiration of an Option, TELETHON-HSR will not grant to any Third Party any right, license or lien in relation to a Collaboration Program or to the ADA-SCID Program that would conflict or interfere with any of the rights or licenses granted or to be granted to GSK hereunder pursuant to the exercise of such Option or by operation of the provisions of Article 12, unless expressly mutually agreed in advance by the Parties in writing; and

(f)	F. Telethon and F. San Raffaele shall be jointly and severally liable for all of the obligations of TELETHON-HSR under this Agreement.

10.3	Mutual Covenants. Each Party hereby covenants to the other Party that:

(a)

All employees of such Party or its Affiliates working under this Agreement will be under the obligation to assign all right, title and interest in and to their inventions and discoveries, whether or not patentable, to such Party as the sole owner thereof;

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(b)

Such Party will not employ (or, to the best of its knowledge without further duty of inquiry, will not use any contractor or consultant that employs) any individual or entity debarred by the FDA (or subject to a similar sanction of EMA) or, to the best of its knowledge without further duty of inquiry, any individual who or entity that is the subject of an FDA debarment investigation or proceeding (or similar proceeding of EMA), in the conduct of its activities under any Program;

(c)

Such Party shall (a) perform its activities pursuant to this Agreement in compliance with good laboratory and clinical practices and cGMP, where appropriate, in each case as applicable under the laws and regulations of the country and the state and local government wherein such activities are conducted; (b) with respect to the care, handling and use in Research and Development activities hereunder of any non-human animals by or on behalf of such Party, at all times comply (and shall ensure compliance by any of its subcontractors) with all applicable federal, state and local laws, regulations and ordinances, and also with the most current best practices for comparable-sized pharmaceutical or biotechnology companies for the proper care, handling and use of animals in pharmaceutical Research and Development activities, and at all times with the “3R Principles” (reducing the number of animals used, replacing animals with non-animal methods whenever possible and refining the Research techniques used), subject to the other Party’s reasonable right of inspection; (c) promptly and in good faith undertake reasonable corrective steps and measures to remedy the situation to the extent that any significant deficiencies are identified as a result of such inspection; and (d) with respect to any biological samples obtained from humans, obtain the appropriate informed consents in advance for the use of all such human biological samples, and use such samples at all times within the scope of the relevant informed consents;

(d)

Neither Party shall, during the Term, grant any right or license or encumbrance or lien of any kind to any Third Party relating to any of the intellectual property rights it owns or Controls which would conflict or interfere with any of the rights or licenses granted or to be granted to the other Party hereunder pursuant to the provisions of Article 4 or by operation of the provisions of Article 12; and

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(e)

Each Party will notify the other Party in writing promptly in the event that it has actual knowledge of the material breach of any covenant under Section 10.2 or this Section 10.3 or the material breach of any representation or warranty provided by either Party under Section 10.1 or by TELETHON-HSR under Section 10.2.

Covenant of GSK

(f)	GSK shall not use any of the intellectual property licensed to GSK under this Agreement outside the scope of the licenses granted under or granted pursuant to the provisions of this Agreement.

10.4

Disclaimer. Except as otherwise expressly set forth in this Agreement, NEITHER PARTY MAKES ANY REPRESENTATION OR EXTENDS ANY WARRANTY OF ANY KIND, EITHER EXPRESS OR IMPLIED, INCLUDING ANY WARRANTY THAT ANY PATENTS ARE VALID OR ENFORCEABLE OR THAT THEIR EXERCISE DOES NOT INFRINGE ANY PATENT RIGHTS OF THIRD PARTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE. Without limiting the generality of the foregoing, each Party disclaims any warranties with regards to: (a) the success of any study or test commenced under this Agreement, (b) the safety or usefulness for any purpose of the technology or materials, including any Vectors, it provides or discovers under this Agreement; and/or (c) the validity, enforceability, or non-infringement of any intellectual property rights or technology it provides or licenses to the other Party under this Agreement.

11	INDEMNIFICATION; INSURANCE

11.1

Indemnification by GSK. GSK shall indemnify, defend and hold harmless TELETHON-HSR and its Affiliates, and its or their respective directors, officers, employees and agents, from and against any and all liabilities, damages, losses, costs and expenses, including, but not limited to, the reasonable fees of attorneys (collectively, “Losses”), arising out of or resulting from any and all Third Party suits, claims, actions, proceedings or demands (“Claims”) based upon:

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(a)

the negligence, recklessness or wrongful intentional acts or omissions of GSK and/or its Affiliates and/or Sublicensees and its or their respective directors, officers, employees and agents, in connection with GSK’s performance of its obligations or exercise of its rights under this Agreement;

(b)	any breach of any representation or warranty or express covenant made by GSK under Article 10; or

(c)

the Development that is actually conducted by and/or on behalf of GSK (excluding any Development carried out by and/or on behalf of TELETHON-HSR hereunder), the handling and storage by and/or on behalf of GSK of any chemical agents or other Vectors for the purpose of conducting Development by or on behalf of GSK, and the manufacture, marketing, commercialization and sale by GSK, its Affiliate or Sublicensee of any Vector or GSK Product;

except, in each case above, to the extent such Claim arose out of or resulted from or is attributable to the negligence, recklessness or wrongful intentional acts or omissions of TELETHON-HSR and/or its Affiliates and/Sublicensees, or their respective directors, officers, employees or agents.

11.2

Indemnification by TELETHON-HSR. For the indemnity obligations under this Section 11.2 and related provisions of Article 11 in relation to TELETHON-HSR, F. Telethon and F. San Raffaele shall be jointly and severally liable to GSK for all purposes. TELETHON-HSR shall indemnify, defend and hold harmless GSK and its Affiliates, and its or their respective directors, officers, employees and agents, from and against any and all Losses, arising out of or resulting from any and all Third Party Claims based upon:

(a)

the negligence, recklessness or wrongful intentional acts or omissions of TELETHON-HSR and/or its Affiliates and/or its Sublicensees and/or its or their respective directors, officers, employees and agents, in connection with TELETHON-HSR’s performance of its obligations or exercise of its rights under this Agreement;

(b)	any breach of any representation or warranty or express covenant made by TELETHON-HSR under Article 10; or

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(c)

the Research and/or Development actually conducted by or on behalf of TELETHON-HSR (excluding any Research and Development carried out by or on behalf of GSK or its Affiliate, Sublicensee or subcontractor, provided however that the Research and Development which is to be carried out by or on behalf of TELETHON-HSR hereunder shall not be considered or interpreted to be Research and Development carried out by or on behalf of GSK), the handling and storage by and/or on behalf of TELETHON-HSR of any chemical agents or other Vectors or Products for the purpose of conducting Research and/or Development by or on behalf of TELETHON-HSR, and the manufacture, marketing, commercialization and sale by TELETHON-HSR, its Affiliate or Sublicensee of any Vector or Product or TELETHON-HSR Product;

except, in each case above, to the extent such Claim arose out of or resulted from or is attributable to the negligence, recklessness or wrongful intentional acts or omissions of GSK and/or its Affiliate and/or Sublicensees, or their respective directors, officers, employees and agents.

11.3

Procedure. In the event that any person (an “Indemnitee”) entitled to indemnification under Section 11.1 or Section 11.2 is seeking such indemnification, such Indemnitee shall (i) inform, in writing, the indemnifying Party of the claim as soon as reasonably practicable after such Indemnitee receives notice of such claim, (ii) permit the indemnifying Party to assume direction and control of the defense of the claim (including the sole right to settle it at the sole discretion of the indemnifying Party, taking into consideration in good faith any reasonable concerns or objections raised by the Indemnitee; provided that such settlement does not impose any obligation on, or otherwise adversely affect, the Indemnitee or other Party), (iii) cooperate as reasonably requested (at the expense of the indemnifying Party) in the defense of the claim, and (iv) undertake all reasonable steps to mitigate any loss, damage or expense with respect to the claim(s).

11.4

Settlement. A settlement or consent judgment or other voluntary final disposition of a suit under this Article 11 may not be entered into without the prior written consent of the Party not bringing the suit, such consent not to be unreasonably withheld or delayed; provided that such settlement, consent judgment or other disposition does not admit the invalidity or unenforceability of the relevant Patent Rights in the TELETHON-HSR Patent Rights, GSK Patent Rights, or Joint Patent Rights, and provided

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further, that any rights granted under the relevant Patent Rights to continue the infringing activity in such settlement, consent judgment or other disposition shall be limited to those rights that the granting Party otherwise has the right to grant, and provided further, that any settlement, consent judgment or other disposition shall not include the grant of any license, covenant or other rights to any Third Party that would limit or interfere with or reduce the scope of the subject matter included under the exclusive licenses to the ADA-SCID Program or to be granted to GSK pursuant to the exercise of any of its Options to Programs under Section 4.2, and further provided that such settlement does not impose any obligation on, or otherwise adversely affect the other Party.

11.5	Insurance.

(a)

TELETHON-HSR’s Insurance Obligations. For the insurance obligations under this Section 11.5 in relation to TELETHON-HSR under this Agreement, F. Telethon and F. San Raffaele shall be jointly and severally liable. TELETHON-HSR shall maintain, at its cost, with effect from the Effective Date and during the Term thereafter, adequate insurance against liability and other risks associated with its activities contemplated by this Agreement, including but not limited to its Clinical Trials and its indemnification obligations herein, in such amounts and on such terms as are customary for prudent practices in the biotechnology industry for the activities to be conducted by it under this Agreement.

(b)

GSK’s Insurance Obligations. GSK hereby represents and warrants to TELETHON-HSR that it is self-insured against liability and other risks associated with its activities and obligations under this Agreement in such amounts and on such terms as are customary for prudent practices for large pharmaceutical companies in the pharmaceutical industry for the activities to be conducted by it under this Agreement. GSK shall furnish to TELETHON-HSR evidence of such self-insurance upon written request.

11.6

LIMITATION OF LIABILITY. EXCEPT FOR A BREACH OF ARTICLE 9 OR FOR CLAIMS OF A THIRD PARTY THAT ARE SUBJECT TO INDEMNIFICATION UNDER THIS ARTICLE 11 OR AS OTHERWISE EXPRESSLY STATED IN THIS AGREEMENT, NEITHER TELETHON-HSR NOR GSK,

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NOR ANY OF THEIR AFFILIATES WILL BE LIABLE TO THE OTHER PARTY TO THIS AGREEMENT OR ITS AFFILIATES FOR ANY INDIRECT, INCIDENTAL, CONSEQUENTIAL, SPECIAL, RELIANCE OR PUNITIVE DAMAGES OR LOST PROFITS, LOST DATA OR COST OF PROCUREMENT OF SUBSTITUTE GOODS OR SERVICES, WHETHER LIABILITY IS ASSERTED IN CONTRACT, TORT (INCLUDING NEGLIGENCE AND STRICT PRODUCT LIABILITY), INDEMNITY OR CONTRIBUTION, AND IRRESPECTIVE OF WHETHER THAT PARTY OR ANY REPRESENTATIVE OF THAT PARTY HAS BEEN ADVISED OF, OR OTHERWISE MIGHT HAVE ANTICIPATED THE POSSIBILITY OF, ANY SUCH LOSS OR DAMAGE.

12	TERM AND TERMINATION

12.1	Term; Expiration. This Agreement shall become effective as of the Effective Date and, unless earlier terminated pursuant to the other provisions of this Article 12, shall expire as follows:

(a)	On a Product-by-Product and country-by-country basis, on the date of the expiration of all payment obligations under this Agreement with respect to such Product in such country;

(b)	In its entirety upon the expiration of all payment obligations under this Agreement with respect to the last Product in all countries in the Territory; and

(c)

On a Program-by-Program basis when no Vector or Product is being Researched, Developed or commercialized by either Party hereunder pursuant to a given Collaboration Program or GSK Development Program or TELETHON-HSR Development Program.

The period from the Effective Date until the date of expiration of this Agreement in its entirety, or as the case may be, until the date of the expiration of this Agreement in part with respect to a given Product or Program, may be referred to herein as the “Term.”

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12.2	Termination for Cause.

(a)

Termination for Material Breach. Either Party (the “Non-breaching Party”) may, without prejudice to any other remedies available to it at law or in equity, terminate this Agreement, either on a Program-by-Program basis or in its entirety, as may be appropriate to protect the interest of the Non-breaching Party arising from such alleged breach, in the event the other Party (the “Breaching Party”) shall have breached or defaulted in the performance of any of its material obligations hereunder either with respect to a particular Program or the Agreement as a whole, and such default shall have continued for [***] after written notice thereof was provided to the Breaching Party by the Non-breaching Party, such notice describing with particularity and in detail the alleged material breach. Subject to Section 12.2(b), any such termination of the Agreement under this Section 12.2 shall become effective at the end of such [***] period, unless the Breaching Party has cured any such breach or default prior to the expiration of such [***] period, or if such breach is not susceptible to cure within such [***] period even with the use of Commercially Reasonable Efforts, the Non-Breaching Party’s right to termination shall be suspended only if and for so long as the Breaching Party has provided to the Non-Breaching Party a written plan that is reasonably calculated to effect a cure, such plan is acceptable to the Non-Breaching Party (or to the arbitrators, in the event of arbitration pursuant to Section 13.2), and the Breaching Party commits to and does carry out such plan. The right of either Party to terminate this Agreement or a portion of this Agreement, as provided in this Section 12.2 shall not be affected in any way by such Party’s waiver or failure to take action with respect to any previous default.

(b)

Disagreement. If the Parties reasonably and in good faith disagree as to whether there has been a material breach, the Party that seeks to dispute that there has been a material breach may contest the allegation in accordance with Section 13.1. The cure period for any allegation made in good faith as to a material breach under this Agreement will run from the date that written notice was first provided to the Breaching Party by the Non-breaching Party, but shall be suspended if so agreed or ordered pursuant to Sections 13.1 and 13.2.

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12.3	GSK Unilateral Termination Rights; and Termination Rights of Either Party for Safety Reasons.

(a)

GSK’s Unilateral Termination Rights for any Reason. GSK shall have the right, at its sole discretion and without any penalty or liability, exercisable at any time during the Term, to terminate this Agreement either in its entirety, or on a Program-by-Program basis for one or more Programs, for any reason or for no reason at all, upon [***] prior written notice to TELETHON-HSR, in each case subject to the obligations set forth in Section 12.5(b). It is understood that GSK has no rights for refund of any payment made to TELETHON-HSR. For the avoidance of doubt, if GSK exercises its right to terminate pursuant to this Section 12.3, it shall not be entitled to a refund in respect of any sums already paid to TELETHON-HSR.

(b)

Termination Rights of Either Party for Safety Reasons. Each Party shall have the right, for compelling safety reasons which could not be resolved at the Joint Development Committee in accordance with the procedure set forth in Section 3.2(h), to terminate its involvement in any Collaboration Program with immediate effect, or, with effect as soon as is practicable, where a study is ongoing and it would be unethical to terminate such study immediately. In case of any such dispute not resolved by the Joint Development Subcommittee as described in Section 3.2(h) as to whether or not to initiate any clinical study in humans, (a) if the safety concern was originally raised by TELETHON-HSR, the Collaboration Program shall be suspended, and may be resumed by or on behalf of TELETHON-HSR only under the terms and conditions of this Agreement as a resumed Collaboration Program (and TELETHON-HSR may not resume such program independently or in collaboration with a Third Party during the Term), or (b) if the safety concern was originally raised by GSK and relates to whether or not to initiate any clinical study in humans or as to whether or not any Clinical Study protocol or any aspect of monitoring thereof for Phase I Clinical Studies proposed by TELETHON-HSR is safe, the Collaboration Program will be terminated and TELETHON-HSR shall be free to proceed in its own name and with Third Parties with regard to such Collaboration Program.

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12.4

Termination for Insolvency. Either Party may terminate this Agreement if, at any time, the other Party shall file in any court or agency pursuant to any statute or regulation of any state or country, a petition in bankruptcy or insolvency or for reorganization (other than reorganization by virtue of mergers or consolidations with any other entity or as a result of any other transaction or series of transactions (such as a listing on a public recognised stock exchange or fund raising from existing or new investors) all in the ordinary course of business) or for an arrangement or for the appointment of a receiver or trustee of the Party or of substantially all of its assets, or if the other Party proposes a written agreement of composition or extension of substantially all of its debts (other than in the ordinary course of business), or if the other Party shall be served with an involuntary petition against it, filed in any insolvency proceeding, and such petition shall not be dismissed within [***] after the filing thereof, or if the other Party shall propose or be a Party to any dissolution or liquidation, or if the other Party shall make an assignment of substantially all of its assets for the benefit of creditors.

12.5	Effect of Termination or Expiration.

(a)	Upon Expiration. Following the expiration of the Term pursuant to Section 12.1, the following terms shall apply:

(i) Subject to the terms and conditions of this Agreement, following expiration of the Term with respect to a GSK Product in a country pursuant to Section 12.1(a), GSK shall have an exclusive, fully-paid and royalty-free right and license, with the right to grant sublicenses, under the Exclusively Licensed IP solely to continue to make, have made, use, sell, offer to sell and import such GSK Product in the Field in such country, for so long as it continues to do so.

(ii) Subject to the terms and conditions of this Agreement, following expiration of the Term with respect to a TELETHON-HSR Product in a country pursuant to Section 12.1(a), TELETHON-HSR shall have an exclusive, fully-paid and royalty-free right and license, with the right to grant sublicenses, under the GSK IP and GSK’s share in any Joint IP solely to continue to make, have made, use, sell, offer to sell and import such TELETHON-HSR Product in the Field in such country, for so long as it continues to do so.

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(iii) Subject to the terms and conditions of this Agreement, following expiration of the Term with respect to this Agreement in its entirety pursuant to Section 12.1(b), GSK shall have an exclusive, fully-paid and royalty-free right and license, with the right to grant sublicenses, under the Exclusively Licensed IP, solely to continue to make, have made, use, sell, offer to sell and import GSK Products in the Field in the Territory, for so long as it continues to do so.

(iv) Subject to the terms and conditions of this Agreement, following expiration of the Term with respect to this Agreement in its entirety pursuant to Section 12.1(b), TELETHON-HSR shall have an exclusive, fully-paid and royalty-free right and license, with the right to grant sublicenses, under the GSK IP and GSK’s share in any Joint IP solely to continue to make, have made, use, sell, offer to sell and import TELETHON-HSR Products in the Field in the Territory, for so long as it continues to do so.

(b)

Upon Unilateral Termination by GSK. In the event of a unilateral termination of this Agreement in its entirety or any Program by GSK pursuant to Sections 5.2(b), 7.2 or 12.3, the following terms shall apply:

(i) Notwithstanding anything contained herein to the contrary, all licenses granted to GSK with respect to Vectors and GSK Products in the terminated Program (or, in the case of termination of the entire Agreement, all Vectors and GSK Products) shall terminate, each such GSK Product shall be deemed to be a TELETHON-HSR Product and TELETHON-HSR shall have the exclusive right, at its sole discretion, to further Develop and commercialize such TELETHON-HSR Product in the Territory in the Field, alone or with any Third Party or through any Sublicensee, Affiliate or subcontractor

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without any obligation to GSK, subject to the applicable payment obligations under Section 6.5; GSK will be obligated to pay any uncancellable and incurred charges under a Collaboration Program that cannot be avoided by TELETHON-HSR as mitigation of costs during the [***] period after notice of termination for winding down of the relevant Program, provided however, that GSK shall not be obligated to pay any additional amounts that would amount to being a penalty for such termination;

(ii) as of the date of notice of such termination, GSK shall not be required to use Commercially Reasonable Efforts to progress any GSK Products in the terminated Program(s) under this Agreement, and as of the effective date of such termination, GSK will cease any and all Development and commercialization activities with respect to Vectors included in a terminated Program (or in the case of termination of the entire Agreement, all Programs); provided, however, that nothing in this Section 12.5(b) is intended to limit GSK’s obligations under Section 12.5(e);

(iii) All unexercised Options with respect to the terminated Program(s) as of the date that TELETHON-HSR receives such notice from GSK shall be cancelled and of no force and effect;

(iv) With respect to any Product in a terminated Program (or in the case of termination of the entire Agreement, all Programs), GSK shall grant, and hereby grants, to TELETHON-HSR an exclusive right and license, with the right to grant sublicenses, under GSK’s share in any Joint IP solely to Develop, make, have made, use, sell, offer to sell and import such Vector as a TELETHON-HSR Product in the Field in the Territory, for so long as it, its Affiliates, subcontractors and/or Sublicensees continues to do so, and TELETHON-HSR shall have the exclusive right, at its sole discretion, to further Develop and commercialize such Vector as a TELETHON-HSR

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Product in the Territory in the Field, alone or with any Third Party or through any Sublicensee, Affiliate or subcontractor without any obligation to GSK, and TELETHON-HSR shall have the right to negotiate in good faith and on commercially reasonable terms for a license under the relevant GSK IP solely as required to further Develop and commercialize such TELETHON-HSR Products in the Field and in the Territory.

(c)

Upon Termination by GSK for Cause or for TELETHON-HSR’s Insolvency. In the event of a termination of this Agreement in its entirety or any Program by GSK pursuant to Section 12.2(a) for a material breach by TELETHON-HSR, or the entire Agreement pursuant to Section 12.4, the following consequences shall apply, provided however, that no termination shall be effective, and no consequences under this Section 12.5(c) shall be implemented until a final determination under the provisions of Article 13 has been made with regard to any dispute by a Party as to the existence of an uncured material breach:

(i) All Options with respect to the terminated Programs (or in the case of termination of the entire Agreement, all Options) that are unexercised as of the effective date of termination shall automatically become exercisable, on the effective date of termination, by GSK in accordance with Section 4.2 by written notice to TELETHON-HSR and upon such exercise, the exclusive licence to be granted with respect to each Collaboration Program to which the Option is being exercised in Section 4.2 shall immediately become effective and TELETHON-HSR hereby grants such exclusive licences to GSK conditional upon the occurrence of such event. Any Options which are not so exercised upon termination pursuant to this Section 12.5(c)(i) shall be cancelled and of no further force or effect. In respect of any Option which is exercised as a result of the termination, GSK’s obligations to pay the Option Exercise Fee and any milestone payments that would otherwise be applicable under the provisions of Section 6.2 shall all be cancelled, and the royalty payments that would otherwise be applicable under the provisions of Section 6.3 shall all be reduced by [***].

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(ii) In the case of termination by GSK of a Program for an uncured material breach or insolvency of TELETHON-HSR that occurred after the exercise by GSK of its Option with respect to such Program or a termination by GSK of the entire Agreement, in each case pursuant to Section 12.2(a) or Section 12.4, GSK shall retain any exclusive licenses granted in Section 4.1 or 4.2 with respect to the Vectors and Products in each terminated Program for which GSK has already exercised its Option and GSK shall have the right to exercise any unexercised Options, and GSK’s obligations under Article 6 to make any milestone payments shall remain unchanged, and the royalty payments that would otherwise be applicable under the provisions of Section 6.3 shall all be reduced by [***].

(iii) In the event of termination of the Agreement in its entirety or on a Program-by-Program basis by GSK pursuant to Section 12.2(a), TELETHON-HSR shall comply with its obligations under Section 4.14 for each terminated Program and all obligations of TELETHON-HSR under Article 7 shall continue in full force and effect on a Collaboration Program–by-Collaboration Program basis in accordance with its terms;

(iv) GSK shall cease to have any obligations with respect to diligence or to use Commercially Reasonable Efforts with respect to (i) any Vectors or GSK Products resulting from any Collaboration Program or any GSK Development Program that was terminated by GSK pursuant to Section 12.2(a), or (ii) all Vectors and GSK Products if the entire Agreement was terminated pursuant to Section 12.2(a) or 12.4.

(d)

Upon Termination by TELETHON-HSR for Cause or GSK’s Insolvency. In the event that TELETHON-HSR terminates a Program or this Agreement pursuant to Section 12.2(a) or the entire Agreement pursuant to Section 12.4, the following consequences shall apply, provided however, that no termination shall be effective, and no consequences under this Section 12.5(d) shall be implemented until a final determination under the provisions of Article 13 has been made with regard to any dispute by a Party as to the existence of an uncured material breach:

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(i) All Options with respect to the terminated Programs (or in the case of termination of the entire Agreement, all Options) that are unexercised as of the effective date of termination shall be cancelled and of no force and effect. For clarity, GSK shall not be permitted to exercise any Option after receiving notice of TELETHON-HSR’s termination under Section 12.2(a) without TELETHON-HSR’s prior written consent, unless and until TELETHON-HSR agrees, or it is determined pursuant to the process set forth under Section 13.1 or Section 13.2, that GSK has cured the applicable breach in a timely manner or GSK has not been in material breach or GSK has been in breach but the matter has been resolved in favor of allowing GSK to exercise its Option;

(ii) With respect to any Vector or Product in a terminated Program (or in the case of termination of the entire Agreement, any Program), at TELETHON-HSR’s option, GSK will grant, and hereby grants, to TELETHON-HSR an exclusive royalty free right and license, with the right to grant sublicenses, under GSK’s share in any Joint IP solely to Develop, make, have made, use, sell, offer to sell and import such Vectors as TELETHON-HSR Products in the Field in the Territory, for so long as it, its Affiliates, subcontractors and Sublicensees continues to do so, and TELETHON-HSR shall have the exclusive right, at its sole discretion, to further Develop and commercialize such Vector as a TELETHON-HSR Product in the Territory in the Field, alone or with any Third Party or through any Sublicensee, Affiliate or subcontractor without any obligation to GSK. In addition, TELETHON-HSR shall have the right to negotiate with GSK in good-faith and on commercially-reasonable terms for a license to use GSK IP as necessary solely for the purpose of Development and commercialization of such TELETHON-HSR Products in the Territory and in the Field.

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(e)

Obligations of GSK with Respect to Vectors in TELETHON-HSR Products. Upon termination of a Program or this Agreement by TELETHON-HSR pursuant to Section 12.2(a) or the termination of the entire Agreement by TELETHON-HSR pursuant to Section 12.4, or termination of a Program or this Agreement by GSK pursuant to Section 12.3:

(i) GSK shall complete any ongoing trials of GSK Products; provided, however, that if TELETHON-HSR terminates this Agreement pursuant to Sections 12.2(a) or 12.4, TELETHON-HSR may instead elect to have GSK (i) transition oversight of such ongoing trials to TELETHON-HSR as soon as reasonably practicable and in any event within [***] and (ii) GSK shall reimburse TELETHON-HSR for all costs associated with TELETHON-HSR completing such trials. Notwithstanding the foregoing, GSK may prematurely suspend or terminate any such trial if (A) a priori protocol defined stopping rules are met for safety or efficacy or (B) unacceptable safety signals are observed by the Data and Safety Monitoring Board with respect to the Product or related Vector that present an unacceptable risk to patients participating in such trials;

(ii) GSK shall promptly and in any event within [***] return to TELETHON-HSR, free of charge, all Know-How and materials transferred by TELETHON-HSR to GSK with respect to each such Vector and shall transfer stocks of Product free of charge to TELETHON-HSR;

(iii) GSK shall transfer to TELETHON-HSR within [***], at TELETHON-HSR’s request, any and all data and Know-How pertaining to the applicable Vectors that are necessary for the continued Development and commercialization of such Vectors in its possession and other related materials, including without limitation copies of all Clinical Trial data and results, and all other Know-How and the like developed by or for the benefit of GSK relating to such Vectors and other documents to the extent relating to such Vectors that are necessary in the continued Development and

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commercialization of such Vectors as TELETHON-HSR Products (including without limitation material documents and agreements relating to the sourcing, manufacture, promotion, distribution, sale or use of a Product) throughout the Territory; and

(iv) GSK will transfer and assign ownership of all regulatory filings and approvals relating to such Vectors (including any NDAs) to TELETHON-HSR (or its designated Affiliate), and send any correspondence to regulatory authorities, execute any instruments, or take any other steps TELETHON-HSR reasonably deems necessary to effectuate such transfers.

12.6	Accrued Rights; Surviving Provisions of the Agreement.

(a)

Termination, relinquishment or expiration of this Agreement for any reason shall be without prejudice to any rights that shall have accrued to the benefit of any Party prior to such termination, relinquishment or expiration including the payment obligations under Article 6 hereof and any and all damages or remedies arising from any breach hereunder. For clarity, all payment obligations which have accrued and are due as of the termination, relinquishment or expiration date shall immediately become due and payable. Such termination, relinquishment or expiration shall not relieve any Party from obligations which are expressly indicated to survive termination of this Agreement.

(b)

The provisions of Articles 9, 11 and 13, 4 (by operation of the provisions of Section 12.5 as applicable), Sections 5.2 and 5.3 (by operation of the provisions of Section 12.5, as applicable), Sections 6.2 -6.11 (by operation of the provisions of Section 12.5, as applicable), 8.1, 8.4, 8.5, 10.4, 12.5, 12.6 and 13.2, as well as any applicable definitions in Article 1, shall survive the termination or expiration of this Agreement for any reason, in accordance with their respective terms and conditions, and for the duration stated, and where no duration is stated, shall survive indefinitely. Article 9 shall survive for a period of [***].

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13	MISCELLANEOUS

13.1	Dispute Resolution.

(a)

Except to the extent that a Party has final decision-making authority under Section 3.1 or 3.2(d), or to the extent that such dispute is subject to final resolution by the Executive Officers under Section 3.2(i), the Parties agree to resolve any controversy, claim or dispute arising under this Agreement pursuant to this Article 13. Either Party may refer such dispute to the respective Executive Officers, and such Executive Officers shall attempt in good faith to resolve such dispute. If the Parties are unable to resolve a given dispute pursuant to this Section 13.1 within [***] of referring such dispute to the Executive Officers, either Party may refer the dispute for mediation pursuant to Section 13.1(b) below.

(b)

If either Party refers a dispute to mediation pursuant to Section 13.1 (a) above, the Parties will endeavor to settle the dispute by mediation under the ICC International Institute for Conflict Prevention and Resolution (“CPR”) Mediation Procedure then currently in effect. If one Party fails to participate in the negotiation as provided in above, the other Party can initiate mediation prior to the expiration of the [***] period referenced in Section above. Unless otherwise agreed, the Parties will attempt to select a mediator from the CPR Panels of Distinguished Neutrals. If the Parties cannot agree on a mediator, they will defer to the CPR, which shall select a mediator for them. The cost of the mediator shall be divided equally between the Parties. If the Parties cannot reach agreement within [***] after the appointment of a mediator, either Party may demand that the given dispute be resolved by binding Arbitration pursuant to Section 13.2 (the “Arbitration Demand”).

(c)

Where a Party has final decision-making authority under Section 3.1 or 3.2(d), or such dispute is subject to final resolution by the Executive Officers under Section 3.2(d), such final decision or resolution shall not be subject to further review under this Agreement or otherwise under law or equity, provided, however, that such final decision-making shall not constitute a waiver by the other Party of any of its rights or remedies for breach of this Agreement in law or equity.

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(d)

In the event of a dispute between the Parties arising under Section 2.6(b), the matter shall first be referred to the Executive Officers for resolution under Section 13.1(a), and if not resolved, shall be referred to a mutually agreed independent Third Party expert with expertise in the issue under dispute who shall be instructed to determine such dispute in a manner consistent with good industry standards in the biopharmaceutical industry. In the event that the Parties are unable to agree on the identity of an independent Third Party expert within [***], either Party may request that the Director General of the Association of the British Pharmaceutical Industry and/or the Chairman of the BioIndustry Association (BIA) recommend a potential expert or a list of potential experts, provided such person(s) is not affiliated or otherwise associated with either Party, and does not have any conflict of interest in relation to either Party or in relation to the subject of the dispute, unless waived in writing by the other Party. The Parties shall review such recommendations to determine a mutually agreed Third Party expert. Once the expert has been mutually agreed upon by the Parties, the Parties will cooperate with expert and comply with any procedural rules or requests made by the expert. The expert’s determination shall be final, and all costs shall be shared equally by the Parties.

13.2	Arbitration

All disputes and differences arising out of, or in connection with, this Agreement shall be finally settled under the Rules of Arbitration of the International Chamber of Commerce (the “Rules”) by [***] arbitrators, unless the Parties mutually agree in writing in advance that given the nature of the dispute and the amount in dispute, [***] arbitrator will be acceptable for use instead of using three arbitrators. Each Party shall appoint one arbitrator in accordance with the Rules, and the two arbitrators so appointed shall appoint the third (and presiding) arbitrator in accordance with the Rules within [***] from the confirmation of the appointment of the party-appointed arbitrators. The place of arbitration shall be [***]. The language of the arbitration shall be English. In the event of an inability to agree on a third arbitrator or failure to

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\notify the other Party and the ICC of that nomination within the above-mentioned time limit, the appointing of the presiding arbitrator shall be made by the International Court of Arbitration of the International Chamber of Commerce, acting in accordance with the Rules.

(a)

The arbitrators shall have the authority to grant any interim award and to order any interim or permanent relief as they may deem necessary or advisable under the circumstances, including, but not limited to, a grant of injunctive relief or an order of specific performance.

(b)

The Parties shall bear equally the costs and expenses of arbitration, and each such Party shall bear the costs and expenses of its own counsel, technical advisors and expert witnesses, unless the decision of the arbitrators shall otherwise direct.

(c)

Any arbitration award or any interim relief or award rendered in accordance with this Section 13.2 shall be satisfied promptly and without the need for the prevailing Party to seek enforcement, which may be sought in any court having competent jurisdiction. In the event resort to enforcement proceedings are required for any interim or final award or decision, the Party which has not complied with the arbitral award or decision, whether interim or final, shall be responsible for both Parties’ reasonable attorneys’ fees and all direct costs in the enforcement proceeding.

13.3

Governing Law. This Agreement and any dispute arising from the performance or breach hereof including non-contractual obligations shall be governed by and construed and enforced in accordance with the laws of England without reference to conflicts of laws principles.

13.4

Assignment. Either Party may assign this Agreement to any Affiliate of such Party without the consent of the other Party; provided, that such Party provides the other Party with written notice of such assignment and remains fully liable for the performance of such Party’s obligations hereunder by such Affiliate. Further, each Party may assign this Agreement without the consent of the other Party to its successor in interest by way of merger, acquisition, or sale of all or substantially all of its assets to which one or more Programs of this Agreement relates; provided, that

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such Party provides the other Party with written notice of such assignment; provided further, that if such assignment involves a Change of Control Event, then TELETHON-HSR will notify GSK prior to the closing of such Change of Control Event and GSK shall have the rights set out in Section 4.8 (a). The terms and conditions of this Agreement shall be binding upon and shall inure to the benefit of the successors, heirs, administrators and permitted assigns of the Parties. Any purported assignment in violation of this Section 13.4 shall be null and void.

13.5

Performance Warranty. Each Party hereby acknowledges and agrees that it shall be responsible for the full and timely performance as and when due under, and observance of all the covenants, terms, conditions and agreements set forth in this, Agreement by its Affiliate(s) and Sublicensees.

13.6

Force Majeure. No Party shall be held liable or responsible to the other Party nor be deemed to be in default under, or in breach of any provision of, this Agreement for failure or delay in fulfilling or performing any obligation (other than a payment obligation) of this Agreement when such failure or delay is due to force majeure, and without the fault or negligence of the Party so failing or delaying. For purposes of this Agreement, force majeure is defined as causes beyond the control of the Party, including acts of God; acts, acts of terrorism, regulations, or laws of any government; war; civil commotion; destruction of production facilities or materials by fire, flood, earthquake, explosion or storm; labor disturbances; epidemic; and failure of public utilities or common carriers. In such event TELETHON-HSR or GSK, as the case may be, shall immediately notify the other Party of such inability and of the period for which such inability is expected to continue. The Party giving such notice shall thereupon be excused from such of its obligations under this Agreement as it is thereby disabled from performing for so long as it is so disabled for up to a maximum of [***], after which time TELETHON-HSR and GSK shall promptly meet to discuss in good faith how to best proceed in a manner that maintains and abides by the Agreement. To the extent possible, each Party shall use reasonable efforts to minimize the duration of any force majeure.

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13.7

Notices. Any notice or request required or permitted to be given under or in connection with this Agreement shall be deemed to have been sufficiently given if in writing and personally delivered or sent by certified mail (return receipt requested), facsimile transmission (receipt verified), or overnight express courier service (signature required), prepaid, to the Party for which such notice is intended, at the address set forth for such Party below:

If to TELETHON-HSR, addressed to:
For F. Telethon, addressed to: [***] For F. San Raffaele, addressed to: [***]
If to GSK: Attention: [***] with a copy to:	[***]

or to such other address for such Party as it shall have specified by like notice to the other Parties, provided that notices of a change of address shall be effective only upon receipt thereof. If delivered personally or by facsimile transmission, the date of delivery shall be deemed to be the date on which such notice or request was given. If sent by overnight express courier service, the date of delivery shall be deemed to be the next Business Day after such notice or request was deposited with such service. If sent by certified mail, the date of delivery shall be deemed to be the [***] after such notice or request was deposited with the U.S. Postal Service.

13.8

Waiver. Neither Party may waive or release any of its rights or interests in this Agreement except in writing. The failure of either Party to assert a right hereunder or to insist upon compliance with any term or condition of this Agreement shall not constitute a waiver of that right or excuse a similar subsequent failure to perform any such term or condition. No waiver by either Party of any condition or term in any one or more instances shall be construed as a continuing waiver of such condition or term or of another condition or term.

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13.9

Severability. If any provision hereof should be held invalid, illegal or unenforceable in any jurisdiction, the Parties shall negotiate in good faith a valid, legal and enforceable substitute provision that most nearly reflects the original intent of the Parties and all other provisions hereof shall remain in full force and effect in such jurisdiction and shall be liberally construed in order to carry out the intentions of the Parties hereto as nearly as may be possible. Such invalidity, illegality or unenforceability shall not affect the validity, legality or enforceability of such provision in any other jurisdiction.

13.10

Entire Agreement. This Agreement, together with the Schedules and Exhibits hereto, set forth all the covenants, promises, agreements, warranties, representations, conditions and understandings between the Parties hereto and supersede and terminate all prior agreements and understanding between the Parties. There are no covenants, promises, agreements, warranties, representations, conditions or understandings, either oral or written, between the Parties other than as set forth herein and therein. No subsequent alteration, amendment, change or addition to this Agreement shall be binding upon the Parties hereto unless reduced to writing and signed by the respective authorized officers of the Parties.

13.11

Independent Contractors. Nothing herein shall be construed to create any relationship of employer and employee, agent and principal, partnership or joint venture between the Parties. Each Party is an independent contractor. Neither Party shall assume, either directly or indirectly, any liability of or for the other Party. Neither Party shall have the authority to bind or obligate the other Party and neither Party shall represent that it has such authority.

13.12

Headings; Interpretation. Headings used herein are for convenience only and shall not in any way affect the construction of or be taken into consideration in interpreting this Agreement. Further, in this Agreement: (a) the word “including” shall be deemed to be followed by the phrase “without limitation” or like expression; (b) the singular shall include the plural and vice versa; and (c) masculine, feminine and neuter pronouns and expressions shall be interchangeable.

13.13

Books and Records. Any books and records to be maintained under this Agreement by a Party or its Affiliates or Sublicensees shall be maintained in accordance with Dutch generally accepted accounting principles or International Financial Reporting Standards (IFRS) in the case of TELETHON-HSR, and shall be maintained in accordance with IFRS in the case of GSK, consistently applied, except that the same need not be audited.

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13.14

Further Actions. Each Party shall execute, acknowledge and deliver such further instruments, and do all such other acts, as may be reasonably necessary or appropriate in order to carry out the expressly stated purposes and the clear intent of this Agreement.

13.15

Parties in Interest. All of the terms and provisions of this Agreement shall be binding upon, and shall inure to the benefit of and be enforceable by the Parties hereto and their respective successors, heirs, administrators and permitted assigns.

13.16

Contracts (Rights of Third Parties) Act 1999. A person (other than an Affiliate) who is not a Party to this Agreement has no right under the Contracts (Rights of Third Parties) Act 1999 to enforce any term of this Agreement, but this does not affect any right or remedy of a third Party which exists or is available apart from that Act.

13.17

Construction of Agreement. The terms and provisions of this Agreement represent the results of negotiations between the Parties and their representatives, each of which has been represented by counsel of its own choosing, and neither of which has acted under duress or compulsion, whether legal, economic or otherwise. Accordingly, the terms and provisions of this Agreement shall be interpreted and construed in accordance with their usual and customary meanings, and each of the Parties hereto hereby waives the application in connection with the interpretation and construction of this Agreement of any rule of law to the effect that ambiguous or conflicting terms or provisions contained in this Agreement shall be interpreted or construed against the Party whose attorney prepared the executed draft or any earlier draft of this Agreement.

13.18

Supremacy. In the event of any express conflict or inconsistency between this Agreement and a Development Plan or any Schedule or Exhibit hereto, the terms of this Agreement shall control. The Parties understand and agree that the Schedules and Exhibits hereto are not intended to be the final and complete embodiment of any terms or provisions of this Agreement, and are to be updated from time to time during the Term, as appropriate and in accordance with the provisions of this Agreement.

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13.19

Counterparts. This Agreement may be signed in counterparts, each and every one of which shall be deemed an original, notwithstanding variations in format or file designation which may result from the electronic transmission, storage and printing of copies of this Agreement from separate computers or printers. Facsimile signatures and signatures transmitted via PDF shall be treated as original signatures.

[Signature page to follow]

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IN WITNESS WHEREOF, and intending to be legally bound hereby, the Parties have caused this Research and Development Collaboration and License Agreement to be executed by their duly authorized representatives as of the Effective Date.

For TELETHON-HSR: Fondazione Telethon

By:	[***]

Name:	[***]

Title:	[***]

Fondazione Centro San Raffaele del Monte Tabor

By:	[***]

Name:	[***]

Title:	[***]

For GSK: Glaxo Group Limited

By:	[***]

Name:	[***]

Title:	[***]

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Exhibit A

General Guidelines for Clinical Candidate Selection Criteria

Vector characterization

[***]

Pharmacokinetics

[***]

Pharmacodynamics

[***]

Toxicology

[***]

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Exhibit B

Example of Data and Documents to be Transferred under Sec. 2.9(c)

Where GSK acquires an exclusive license to develop a Vector or Product and previous studies likely to be required for regulatory submission were conducted by Telethon, Telethon will transfer the following documents and materials where applicable / available.

Regulatory [***]	Data Management [***]
Safety [***]	[***]
Clinical [***]	Special Analysis & Publishing [***]

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Exhibit C

Proof of Concept Criteria

[***]

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Exhibit D

TELETHON-HSR Patent list

[***]

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Exhibit E

Research Program for LV Platform Improvements

Objectives

[***]

TELETHON-HSR Commitment

[***]

GSK Commitment

[***]

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Exhibit F

Research Program for Vector Manufacturing Improvements

This is split into two broad categories:

1 – [***]

TELETHON-HSR Commitment

[***]

GSK Commitment

[***]

[***]

TELETHON-HSR Commitment

[***]

GSK Commitment

[***]

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AMENDMENT NO. 1 TO THE

RESEARCH AND DEVELOPMENT COLLABORATION AND LICENSE AGREEMENT

This AMENDMENT NO. 1 TO THE RESEARCH AND DEVELOPMENT COLLABORATION AND LICENSE AGREEMENT (the “Amendment No. 1”) is entered into as of this 31 day of March 2015 (the “Amendment No. 1 Effective Date”) by and between Fondazione Telethon (“Telethon”) and Ospedale San Raffaele (“OSR”) (successor in interest to Fondazione Centro San Raffaele del Monte Tabor), on the one side and GlaxoSmithKline Intellectual Property Development Limited (“GSK”) (an Affiliate of Glaxo Group Limited (“GGL”) and assignee of GGL’s rights under the Collaboration Agreement (defined below)). This Amendment No. 1 amends that certain Research and Development Collaboration and License Agreement (the “Collaboration Agreement”) entered into on October 15, 2010 between GGL, Telethon and Fondazione Centro San Raffaele del Monte Tabor. Capitalized terms used but not defined herein shall have the meaning ascribed to such terms in the Collaboration Agreement. Each of GSK, Telethon, and OSR may be referred to herein as a “Party” and collectively as the “Parties.” Telethon and OSR may be referred to herein collectively as “Telethon-HSR”.

WHEREAS, the Parties are collaborating on several Collaboration Programs for ex vivo hematopoietic stem cell gene therapy of monogenic diseases, including a Collaboration Program in Beta-thalassemia (the “Beta-Thal Program”);

WHEREAS, Telethon-HSR is responsible for the conduct of Research and Development activities as set forth in the Development Plan for the Beta-Thal Program up through and including completion of the Proof of Concept Study;

WHEREAS, GSK has an exclusive option right to exclusively in-license the Beta-Thal Program;

WHEREAS, the Parties have agreed to make certain modifications to the Development Plan for the Beta-Thal Program, including modifying the Development Plan to include up to [***] patients to the Beta-Thal Program protocol for the first [***] clinical study as briefly summarized in the attached Exhibit D;

WHEREAS Telethon-HSR has developed in the course of preclinical studies [***], here after referred to as “[***]”, and has filed a patent application on such [***] (namely the [***], together with -without limitation- any patents issuing therefrom, any patent applications and/or issued patents claiming priority thereto, and any reissues, re-examinations, divisionals, continuations, and continuations in part arising therefrom in any jurisdiction, shall be referred to hereinafter as the “[***]”).

WHEREAS the Parties agreed to activate an improvement project referred to as the “[***]” as defined in Section 2 in this Amendment No. 1, to include up to [***] additional patients.

WHEREAS, the Parties have further agreed that GSK will pay an access fee of [***] to activate the [***], as expressly set forth in this Amendment No. 1;

WHEREAS, the Parties have previously entered into several side letter agreements related to the ADA-SCID Program and to other Collaboration Programs under the Collaboration Agreement and now also desire to include all such side letters by reference into this Amendment No. 1 to ensure that each of such side letter agreements are captured as amendments to the Collaboration Agreement; and

WHEREAS, the Parties now desire to enter into this Amendment No. 1 to capture their agreement with respect to the above referenced subject matters, on the terms and conditions as set forth herein.

NOW, THEREFORE, in consideration of the mutual agreements contained herein and other good and valuable consideration, the sufficiency of which is hereby acknowledged, the Parties agree as follows:

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AGREEMENT

14	Additional Pre-Clinical Work for [***]. Clause 2.4(a)(i) of the Collaboration Agreement shall be amended, solely with respect to the Beta-Thal Program, to add the following:

“In consideration of the [***] Access Fee to be paid by GSK to Telethon-HSR as set forth in Section 6{a) of this Amendment No.1, following the Amendment No. 1 Effective Date, Telethon-HSR will apply the [***] to the Beta-Thal Program and such application will become part of the Beta- Thal Program and as such managed according to the Collaboration Agreement. The Parties acknowledge that, prior to Amendment No. 1 Effective Date, Telethon-HSR provided the data and results from the study to the JSC. Moreover Telethon-HSR will continue pre-clinical development as set forth more fully on Exhibit B to Amendment No. 1 (the “Preclinical Development”). Upon completion of the Preclinical Development, Telethon-HSR will provide the data and results to the JSC.”

15	[***]—Pre-Clinical Activities. Clause 2.4(c) of the Collaboration Agreement shall be amended, solely with respect to the Beta-Thal Program to add the following new Clause 2.4(c)(iv):

“2.4(c)(iv)(A) GSK and Telethon-HSR are collaborating in the development of protocols, Assays and Reagents with the goal of establishing a GMP Production Protocol and GMP Clinical Protocol for use in the [***] for the Beta-Thal Program (the “[***]”). In furtherance of this goal, Telethon-HSR provided the needed information on specifications around [***], as well as on data with use of research reagents in order to [***], and on function of the cells in vitro and in vivo (mouse models) to allow GSK to conduct certain additional activities in connection thereto also through a third party CMO; specifically, additional activities regarding further development of the [***] protocol for the [***], either using [***] (collectively, the “Additional GMP Protocol Work”). For purposes of this Amendment No. 1, the following terms shall be defined to mean:

‘Reagents’ means antibodies, beads and cell line(s);

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‘Assays’ means FACS, colony assays, other assays as necessary to [***] the cells.

‘GMP Production Protocol’ means the GMP production protocol to [***].

‘GMP Clinical Protocol’ means the GMP clinical protocol to [***],

(B) Ownership; Licenses. Telethon-HSR and GSK shall jointly own in equal shares the results of the Additional GMP Protocol Work and any intellectual and industrial property rights arising in the conduct of the Additional GMP Protocol Work for which, as between GSK and its third party CMO, are owned by GSK (“Additional GMP Protocol Work IP”) and both Telethon-HSR and GSK may use such results for any and all purposes. Each Party hereby grants to the other Party a non-exclusive, royalty-free, right and license under such Party’s rights and interest in the Additional GMP Protocol Work IP for any use, subject to the following: (i) with respect to those Collaboration Programs for which GSK has exercised its Option under the Collaboration Agreement the license granted by Telethon-HSR to GSK under Telethon-HSR’s rights in the Additional GMP Protocol Work IP shall be an exclusive license with respect to use of the Additional GMP Protocol Work IP for such Collaboration Program; and (ii) with respect to those Collaboration Programs for which GSK has not yet exercised its Option, upon GSK’s Option exercise for such Collaboration Program, the license granted by Telethon-HSR to GSK under Telethon-HSR’s rights in the Additional GMP Protocol Work IP shall automatically be converted to an exclusive license with respect to the use of the Additional GMP Protocol Work IP for such Collaboration Program.

With no prejudice to Clause 2.11 of the Collaboration Agreement, to the extent that the results and/or the Additional GMP Protocol Work IP (as applicable) contains any intellectual or industrial property rights of the third party CMO that are necessary to use the results and/or the Additional GMP Protocol Work IP (as applicable), GSK will use reasonable efforts to obtain the rights to extend any CMO licenses that have been granted to GSK to Telethon-HSR.

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For purposes of this Amendment No. 1, the “[***]” means the [***] used for gene transduction, which is further described in Telethon-HSR’s [***]. [***] means [***], including without limitation any patents issuing therefrom, any patent applications and/or issued patents claiming priority thereto, and any reissues, re-examinations, divisionals, continuations, and continuations in part arising therefrom in any jurisdiction”

(C) Validation of the [***] Protocol. Following completion of the Additional GMP Protocol Work, GSK will provide to Telethon-HSR the GMP-suitable protocol developed during the Additional GMP Protocol Work. The JSC will agree upon clinical hypothesis validation work and process validation work that may be necessary to validate the GMP-suitable [***] Protocol, which will include testing and validation (likely through a GLP biodistribution mouse study to be performed with material processed with a GMP-like/pre-GMP protocol reflecting as feasible the procedure that will be used for the clinical protocol.) in preclinical models available to Telethon-HSR. Successful clinical hypothesis validation means that the protocol allows [***] by a biodistribution study similar to that performed for the [***] (the “Clinical-Hypothesis Validation Studies”). The validated GMP-suitable [***] Protocol will be transferred to a designated third party CMO for implementation, and Telethon-HSR will collaborate with such designated third party CMO and GSK to transfer the GMP-suitable [***] and to use the GMP-suitable [***] to run GMP batches using donor material for the use in the [***]. Upon the successful completion of the [***] GMP batch run using [***] and the [***] Protocol by such designated third party CMO, Telethon-HSR will earn the “[***]” milestone payment as set forth in the amended Section 6.2 (as amended by this Amendment No. 1). With no prejudice to the provision set out under Clause 2.4(c)(iv)(B) of this Amendment No. 1 in relation to

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Additional GMP Protocol Work IP, ownership of any intellectual and industrial property rights related to the GMP Production Protocol, the GMP Clinical Protocol and to the results arising in the conduct of the Clinical-Hypothesis Validation Studies shall be determined and managed in accordance with Clause 8.1 and 8.2 of the Collaboration Agreement; subject however (i) to Clause 4.3 of the Collaboration Agreement (as for the intellectual and industrial property rights in the ownership of Telethon-HSR), (ii) to a non-exclusive license to Telethon-HSR for research purposes (as for the intellectual and industrial property rights in the ownership of GSK) and (iii) to the provisions of Section 12.5(b) in case of termination.

(D) Notwithstanding Section 2.4(c)(iv)(C) above, if JSC agrees that the Additional GMP Protocol Work is sufficiently validated (taking into account data produced by Telethon-OSR) prior to transferring the Additional GMP Protocol Work to Telethon-HSR, the Parties may elect for GSK to transfer the Additional GMP Protocol Work directly to the designated third party CMO. It is however understood that upon successful completion of the [***] GMP batch run using [***], Telethon- OSR will earn the “[***]” milestone payment as set forth in Section 6.2 (as amended by this Amendment No. 1).

16	Amendment of Article 4 of the Collaboration Agreement.

16.1	Article 4 of the Collaboration Agreement shall be amended to add the following new Clause 4.15:

“4.15 Option rights Granted to GSK for [***].

(a)

As of the Amendment No. 1 Effective Date, Telethon-HSR hereby grant to GSK a non-exclusive, worldwide, sublicenseable (subject to Section 4.13) license, in the Territory under all of TELETHON-HSR’s and its Affiliates’ rights, title and interest in and to [***] as well as the [***] for GSK’s Research and Development purposes related to the

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Collaboration Programs. Upon GSK’s exercise of its Option for the Beta-Thal Program under Section 4.2 (d) of the Collaboration Agreement, the license under the [***] as well as the [***] as set forth herein shall become an exclusive license for use in the Beta-Thal indication and in each of the Collaboration Programs in relation to which GSK may have exercised the option in accordance with the Collaboration Agreement.”

17	Amendment of the Development Plan for the Beta-Thal Program Clinical Studies.

17.1

Exhibit C (“Proof of Concept Criteria”) shall be deleted in its entirety solely with respect to the Beta-Thal Program and replaced with Exhibit C-1 “Beta-Thal Program Proof of Concept Criteria”, attached to this Amendment No. 1 and incorporated herein by reference.

17.2	The Development Plan for the Beta-Thal Program shall be amended to:

(a)

Increase the total number of patients to be included in the [***] (defined below) study for the Beta-Thal Program from [***] in the current Development Plan to a total of up to [***] patients. The [***] patients to be treated into the Beta-Thal Program will consist of [***] and [***]. “[***]” as used in this Amendment No. 1 are defined to be patients under the age of [***] of age; and

(b)

Include a further sub-set of [***] patients to be treated by the [***], provided the Beta-Thal Program has exceeded the scientific Futility analysis conducted by GSK (as set forth below) and GSK has therefore elected to continue the Beta-Thal Program; and Telethon-HSR shall conduct the PoC Study for the Beta-Thal Program in accordance with the amended Development Plan.

17.3

Patients treated in the Beta-Thal Program without use of the [***] shall be referred to in this Amendment No.1 as being treated by the [***] (the “[***]”). The [***] cohort of patients for the initial [***] study shall consist of a total of [***] patients.

17.4

Futility Analysis. Telethon-HSR shall inform GSK in writing when [***] patients have each been treated in the Beta-Thal Program using the [***] (and regardless of whether any [***] patients have also been treated) for a period of at least [***] as measured from the date of treatment with transduced cells, and shall provide to GSK a data package containing the data collected by Telethon-HSR with respect to such patients (the “Futility Data Package”. Once GSK receives the Futility Data Package, GSK will review the data and determine whether the Beta-Thal Program using the [***] is scientifically Futile. For purposes of this Amendment, scientifically

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“Futile” means that none of the [***] patients show at least a [***] reduction in [***] in the [***] period from the [***] to the [***] (inclusive) after treatment with transduced cells as compared to such [***] of such patient prior to treatment in the clinical study. In contrast, the study will not be viewed as scientifically Futile if at least [***] of the first [***] patients shows at least a [***] reduction in [***]. GSK will make a determination of whether the Beta-Thal Program using the [***] is scientifically Futile within [***] after receipt of the Futility Data Package (the “Futility Review Period”) and will communicate such decision to Telethon-HSR in writing, including GSK’s decision regarding whether GSK elects to terminate the Beta-Thal Program as set forth in Section 5 of Amendment No.1, or to continue the Beta-Thal Program (regardless of the Futility determination). Telethon-HSR will not dose the first patient in the [***] prior to receipt by GSK of GSK’s decision whether to terminate the Beta-Thal Program based on Futility. If GSK terminates the Beta-Thal Program following the determination of scientific Futility, then the Beta-Thal Program (including the [***]), shall be deemed to be a Telethon-HSR Development Program and the terms set forth in Section 4.9 of the Collaboration Agreement shall apply. In derogation to the terms set forth in Section 5.2 of the Collaboration Agreement, the licenses granted in Clause 2.4(c)(iv)(B) of this Amendment No.1 exclusively related to the Additional GMP Protocol Work IP shall survive as non-exclusive licenses for each Collaboration Program for which GSK elects not to exercise its Option and as exclusive license for such Collaboration Programs for which GSK has exercised the Option prior to such termination. It is understood that if following termination of the Beta-Thal Program based on Futility GSK requests to access, for any Collaboration Programs, validated data obtained through the GLP biodistribution data performed by Telethon-HSR following such termination, Telethon-HSR will be entitled to be paid the “[***]” milestone payment as set forth in Section 6.2 (as amended by this Amendment No. 1).

17.5

If the Beta-Thal Program is determined to meet the Futility analysis conducted by GSK and GSK therefore elects to continue the Beta-Thal Program, Telethon-HSR shall use its Commercially Reasonable Efforts to proceed to enroll and treat a total of [***] patients using the [***].

17.6

Prior to initiating treatment of a patient under the [***] or under the [***] for Beta-Thal Program clinical studies, as applicable, Telethon-HSR shall ensure that each such patient has executed appropriate informed consent forms. Upon the earliest opportunity to amend the protocol for the study for the purpose of updating the informed consent forms, Telethon-HSR shall amend such informed consent forms to include the language attached hereto as Exhibit E, and will re-consent the study patients under informed consent forms that include the Exhibit E language. It is understood that upon the Amendment no. 1 Effective Date the language under Exhibit E is under evaluation by the Ethical Committee and, thus, susceptible of possible changes which in no case may entail any liability upon Telethon-HSR.

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17.7

For a period of [***] years post-treatment of each patient treated in the Beta-Thal PoC Study, Telethon-HSR shall conduct all required follow-up activities for each such patient. Telethon-HSR’s obligation to conduct such follow-up activities for each patient for the [***] period post-treatment shall apply regardless of whether or not GSK elects to exercise its Option to the Beta-Thal Program. If, at the time GSK exercises its Option to the Beta-Thal Program, additional follow-up (beyond the initial [***] period) is required for any patient treated in the Beta-Thal PoC Study, then GSK will be responsible for such follow-up for such patient(s). If additional follow-up (beyond the initial two-year period) is required with respect to a patient treated in the Beta-Thal PoC Study prior to the exercise by GSK of its Option for the Beta-Thal Program, Telethon-HSR will continue to conduct such follow-up activities for such patient and GSK will reimburse Telethon-HSR for the costs for such additional required follow-up activities for such patient(s).

18

Amendment of Clause 4.2(d)(i) (“Exercise of Option”) in the Collaboration Agreement. Clause 4.2(d)(i) (“Exercise of Option”) in the Collaboration Agreement shall be deleted in its entirety solely with respect to the Beta-Thal Program and replaced with the following for the Beta-Thal Program:

“4.2(d)(i) Exercise of Option.

(A)	The “Option Period Start” with respect to the Beta-Thal Program will commence upon:

a.	the receipt by GSK of the Milestone Report for the Proof of Concept Study; or

b.

GSK’s right to exercise its Option early arising in accordance with Clause 4.2(d)(ii) of the Collaboration Agreement or Clause 4.8(a) of the Collaboration Agreement, or Clause 12.5(c) of the Collaboration Agreement; or

c.	as otherwise agreed by the Parties in writing.

(B)

TELETHON-HSR will, in order to enable GSK to determine whether or not to exercise the Option, provide access to the TELETHON-HSR data room containing the set of materials and clinical and preclinical information related to the Beta-Thal Program, including such materials and information related to the [***] and if available the [***] studies.

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(C)

GSK shall decide whether or not to exercise the Option and may exercise the Option with respect to the Beta-Thal Program by written notice to TELETHON-HSR at any time during the Review Period (defined below), unless extended by the mutual written agreement of the Parties. Upon GSK’s exercise of an Option and receipt by TELETHON-HSR of the applicable Option Exercise Fee set forth in Section 4.2(d)(iii) of Amendment No. 1, the Beta-Thal Program will become a GSK Development Program.

(D)

With respect to the Beta-Thal Program, the “Review Period” during which GSK may exercise its Option shall commence on the date of the Option Period Start and will continue until [***] following the treatment of the [***] patient in the Beta-Thal Program, provided that:

a.

the Milestone Report must include the Proof of Concept data package demonstrating the Proof of Concept criteria as set forth in Exhibit C-1 of the Amendment No. 1 for any [***] patients treated in the [***] with a minimum of [***] years of post-treatment follow-up data; provided that all [***] patients from the [***] cohort have been also treated in the PoC Study; and

b.	at least [***] patient from the [***] cohort has been followed up for at least [***] post treatment.

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In the event that Telethon-HSR is unable to provide a Proof of Concept package demonstrating the Proof of Concept criteria as set forth in Exhibit C-1 of the Amendment No. 1 for any [***] patients treated in the [***] with a minimum of [***] years of post-treatment follow-up data as set forth in Clause 4.2(d)(i)(D)(a) of the Collaboration Agreement, then the Review Period will extend until [***] after Telethon-HSR provides a Milestone Report that includes the complete Proof of Concept package demonstrating the Proof of Concept criteria as set forth in Exhibit C-1 of the Amendment No. 1 for a total of any [***] patients treated under the [***] and/or the [***], with a minimum of [***] of post-treatment follow-up data.

(E)

Data and results of patients treated by the [***] shall be deemed to be included in, and part of, the Beta-Thal Program and shall be provided to GSK and automatically included in GSK’s Option for the Beta-Thal Program.

(F)	Subject to Section 5.3(b) of the Collaboration Agreement, any Option exercise with respect to the Beta-Thal Program shall be irrevocable.”

19	Milestones and Royalties; Payments.

19.1	Amendment of Clause 6.1 (Upfront Payment) of the Collaboration Agreement.

(a)	Clause 6.1 of the Collaboration Agreement shall be amended to add the following:

“GSK shall pay to TELETHON-HSR a non-refundable, non-creditable payment in the amount of [***] (the “[***]”) within [***] after receipt of an invoice by GSK on or after the Amendment No. 1 Effective Date. Telethon and OSR will each receive half of this amount and therefore be entitled to issue, after the Effective Date, separate invoices (to be paid within [***] after receipt of Invoice) for the amount of [***] each.”

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19.2

Amendment of Clause 6.2 (Development, Regulatory, and Commercial Milestone Payments). The column of the Milestone payment chart set forth in Clause 6.2 (b) of the Collaboration Agreement entitled “Lentivirus ß Thalass” shall be deleted in its entirety and replaced with the chart set forth in this Section 6(b) of this Amendment No. 1 below. As of the Amendment No. 1 Effective Date, the milestone events and corresponding milestone payments as set forth in the chart below in this Section 6(b) of Amendment No. 1 shall be the set of sole milestone events and corresponding milestone payments to apply to the Beta-Thal Program. Following achievement of the corresponding milestone event in the Beta-Thal Program, Telethon-HSR shall invoice GSK for the applicable milestone payment and GSK shall make the non-refundable, non-creditable milestone payment to TELETHON-HSR within [***] following receipt of an invoice for such milestone payment. All of the milestones set forth below in this Section 6(b) of this Amendment No. 1 shall be payable only once for the Beta-Thal Program, regardless of the number of times such milestone event may be achieved. For the avoidance of doubt, (i) no bonus milestone payment will be paid by GSK for the “[***]” as set forth in Clause 6.2(b) of the Collaboration Agreement, and (ii), upon Option exercise by GSK for the Beta-Thal Program, such Option exercise shall automatically also include the [***] as part of the Beta-Thal Program without payment of any additional fees or any additional milestone or royalty streams specifically allocated to the [***].

Beta-Thal Program Milestone Events:

Lentivirus-ß Thalass
Milestone Event	Milestone Payment (€ M)
Pre-Clinical Contingent Bonus Milestone
[***]	[***]
Development Milestones
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]

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Lentivirus-ß Thalass
Milestone Event	Milestone Payment (€ M)
[***]	[***]
[***]	[***]
Marketing Authorization Approval Milestones
[***]	[***]
Sales Milestones
[***]	[***]
[***]	[***]

**[***]

***[***]

****[***]

19.3

Clinical PoC Option Exercise Fee. In the event GSK elects to exercise its Option with respect to the Beta-Thal Program in accordance with Section 5 of this Amendment No.1, GSK will inform Telethon-HSR in writing. Telethon HSR shall thereafter invoice GSK for the Option Exercise Fee in the amount of [***] (the “Beta-Thal Option Exercise Fee”) and GSK shall pay such invoice within [***] after receipt of such invoice by GSK pursuant to Article 6.5 of the Collaboration Agreement.

20

GSK’s Right to Terminate the Beta-Thal Program for Scientific Futility. Article 12 (“Termination”) of the Collaboration Agreement shall be amended to include the following, which shall apply solely to the Beta-Thal Program:

“Termination by GSK as a result of Scientific Futility. Once [***] non-pediatric patients have each been treated in the Beta-Thal Program using the [***] (and regardless of whether any [***] have also been treated) for a period of at least [***] as measured from the date of treatment with transduced cells, then GSK may evaluate the data and results available for all [***] such [***]. If GSK’s scientific review of the then-available data and results show that continuation of the study would be Futile (as defined in section 4(d)), then GSK may elect to terminate this Amendment No. 1 and the Beta-Thal Program immediately by providing written notice of termination to Telethon-HSR. Upon termination of the Beta-Thal Program as a result of Scientific Futility, then GSK shall have no further obligations to pay any future amounts associated with the Beta-Thal Program,

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including without limitation, payment of any milestone amounts for achievement of milestone events following termination. Termination of this Amendment No. 1 and of the Beta-Thal Program shall be treated as a termination by GSK for convenience and the terms of Clause 12.5(b) (Effects of Termination) of the Collaboration Program shall apply.”

It is understood that in case of termination by GSK as a result of Scientific Futility, the Side Letter Agreements listed in Section 9, will survive the termination.

21	Anti-Bribery, Anti-Corruption.

21.1

Each Party acknowledges that it has received and read GSK’s ‘Prevention of Corruption—Third Party Guidelines’ attached hereto as Exhibit A, and agrees to perform its obligations under the Collaboration Agreement in accordance with the principles set out therein.

21.2

Each Party agrees to comply fully at all times with all applicable laws and regulations, including but not limited to applicable anti-corruption laws, of the territory in which such Party conducts business.

21.3

Either Party shall be entitled to terminate this Amendment No.1 or the Collaboration Agreement immediately on written notice to the other Party, if the other Party fails to perform its obligations in accordance with this Section 8 of Amendment No. 1. Neither Party shall have no claim against the other Party for compensation for any loss of whatever nature by virtue of the termination of this Agreement in accordance with this Section 8 of Amendment No. 1. To the extent (and only to the extent) that the laws of the territory provide for any such compensation to be paid to the terminating Party upon the termination of this Amendment No. 1 or the Collaboration Agreement, the non-terminating Party hereby expressly agrees (to the extent possible under the laws of the territory) to waive or to repay to the terminating Party any such compensation or indemnity.

22

Inclusion of Side Letter Agreements. The following side letter agreements (the “Side Letter Agreements”) have been entered into between the Parties as of the dates set forth in each respective Side Letter Agreement, and have been incorporated into, and form part of, the terms of the Collaboration Agreement as of the dates set forth in each respective Side Letter Agreement. Termination of the Collaboration Agreement and/or termination under this Amendment No. 1 shall not terminate the Side Letter Agreements, which shall survive in accordance with the terms set forth therein. The Side Letter Agreements entered into as of the Amendment No. 1 Effective Date and which have also been incorporated by reference into the Collaboration Agreement are as follows:

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22.1	Side Letter No. 1: [***];

22.2	Side Letter of [***].

22.3	Side Letter No. 2: [***];

22.4	Side Letter No. 3: [***];

22.5	Side Letter No. 4: [***];

22.6	Side Letter No. 5: [***];

22.7	Side Letter No. 6: [***]; and

22.8	Side Letter No. 7: [***].

22.9	Side letter No. 8: [***].

22.10	Side letter No. 9: [***].

23	Extension of Research Term. Article 2.3 (Research Term) of the Collaboration Agreement shall be deleted in its entirety and replaced with the following:

“The Research term shall commence on the Effective Date and shall expire, on a Program-by-Program basis, upon the earlier of (i) eight (8) years after the Effective Date, or (ii) the date that the last Option with respect to any Collaboration Program is exercised or expires un-exercised by GSK (unless terminated earlier in accordance with this Agreement) (the “Research Term”), subject to extension if mutually agreed in writing by the Parties.”

24

Miscellaneous. In the event of a conflict of terms between this Amendment No. 1 and the Collaboration Agreement, the terms of this Amendment No. 1 shall control. Except as expressly amended by this Amendment No. 1 or the Side Letter Agreements included in this Amendment No.1, the Collaboration Agreement shall remain in full force and effect according to its terms. This Amendment No. 1 may be executed in more than one counterpart, each of which shall be deemed to be an original but all of which taken together shall be deemed a single instrument. A facsimile or pdf transmission of the Amendment No. 1 will be legal and binding on both Parties. This Amendment No. 1 shall be incorporated into and shall, as of the Amendment No. 1 Effective Date, form part of the Collaboration Agreement between the Parties.

*_*_*_*_*_*_*_*_*_*_*_

[Signatures Follow on Next Page]

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Execution Copy

IN WITNESS WHEREOF, and intending to be legally bound hereby, the Parties have caused this Amendment No. 1 to be executed by their duly authorized representatives as of the Amendment No. 1 Effective Date.

For TELETHON-HSR:

Fondazione Telethon

By:	[***]

Name:	[***]

Title:	[***]

Ospedale San Raffaele

By:	[***]

Name:	[***]

Title:	[***]

GlaxoSmithKline Intellectual Property Development Limited

By:	[***]

Name:	[***]

Title:	[***]

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EXHIBIT A

PREVENTION OF CORRUPTION—THIRD PARTY GUIDELINES

The GSK Anti-Bribery and Corruption Policy (POL-GSK-007) requires compliance with the highest ethical standards and all anti-corruption laws applicable in the countries in which GSK (whether through a third party or otherwise) conducts business. POL-GSK-007 requires all GSK employees and any third party acting for or on behalf of GSK to ensure that all dealings with third parties, both in the private and government sectors, are carried out in compliance with all relevant laws and regulations and with the standards of integrity required for all GSK business. GSK values integrity and transparency and has zero tolerance for corrupt activities of any kind, whether committed by GSK employees, officers, or third-parties acting for or on behalf of the GSK.

Corrupt Payments - GSK employees and any third party acting for or on behalf of GSK, shall not, directly or indirectly, promise, authorise, ratify or offer to make or make any “payments” of “anything of value” (as defined in the glossary section) to any individual (or at the request of any individual) including a “government official” (as defined in the glossary section) for the improper purpose of influencing or inducing or as a reward for any act, omission or decision to secure an improper advantage or to improperly assist the company in obtaining or retaining business.

Government Officials - Although GSK’s policy prohibits payments by GSK or third parties acting for or on its behalf to any individual, private or public, as a “quid pro quo” for business, due to the existence of specific anticorruption laws in the countries where we operate, this policy is particularly applicable to “payments” of “anything of value” (as defined in the glossary section), or at the request of, “government officials” (as defined in the glossary section).

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Facilitating Payments - For the avoidance of doubt, facilitating payments (otherwise known as “greasing payments” and defined as payments to an individual to secure or expedite the performance of a routine government action by government officials) are no exception to the general rule and therefore prohibited.

GLOSSARY

The terms defined herein should be construed broadly to give effect to the letter and spirit of the ABAC Policy. GSK is committed to the highest ethical standards of business dealings and any acts that create the appearance of promising, offering, giving or authorising payments prohibited by this policy will not be tolerated.

Anything of Value: this term includes cash or cash equivalents, gifts, services, employment offers, loans, travel expenses, entertainment, political contributions, charitable donations, subsidies, per diem payments, sponsorships, honoraria or provision of any other asset, even if nominal in value.

Payments: this term refers to and includes any direct or indirect offers to pay, promises to pay, authorisations of or payments of anything of value.

Government Official shall mean:

•	Any officer or employee of a government or any department, agency or instrument of a government;

•	Any person acting in an official capacity for or on behalf of a government or any department, agency, or instrument of a government;

•	Any officer or employee of a company or business owned in whole or part by a government;

•	Any officer or employee of a public international organisation such as the World Bank or United Nations;

•	Any officer or employee of a political patty or any person acting in an official capacity on behalf of a political party; and/or

•	Any candidate for political office.

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EXHIBIT B

Description of Preclinical Mouse Study to be conducted by Telethon -HSR

While the GMP production protocol is being developed, Telethon-OSR will continue to pursue exploratory studies in order to ensure rapid implementation of the GMP Clinical Protocol.

These studies will comprise

1. [***]

2. [***]

3. [***]

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Execution Copy

Exhibit C-1 “Beta-Thal Program Proof of Concept Criteria

PoC Study for Beta Thalassimia:

Minimum Years of Follow up post-treatment: [***]

Primary End-points

Safety (applicable to all patients treated)

1)	Overall survival

2)	Achievement of hematological engraftment [***].

3)	Safety of the administration of autologous HSC transduced with LV-GLOBE. [***].

4)	Short-term safety and tolerability of the different conditioning regimens. [***]

5)	Overall safety and tolerability [***].

6)	Polyclonal engraftment and absence of clonal dominance (as defined per clinical trial protocol) [***].

7)	Absence of oncogenesis related to ATIMP injection

Efficacy

1)	Reduction in transfusion frequency up to transfusion independence in any [***] patients with data for at least [***] post-ATIMP.

Secondary End-points

Efficacy

1)	Transfusion independence at [***] from ATIMP injection.

2)	Adequate Hb level [***] of follow-up in patients who reach transfusion independence.

3)	Adequate engraftment of genetically corrected cells [***].

4)	Presence [***] of transgene expression or at least [***] increase [***] of transgene expression at [***] from ATIMP injection.

5)	Improvement of health-related quality of life (HRQoL) at [***] of follow-up compared to baseline.

Absence of unfavourable Risk/Benefit ratio leading to study termination as assessed by the Principal Investigator or independent Data Safety Monitoring Board.

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Execution Copy

Exhibit D

Beta thalassemia Program Development Plan Summary—as of February 2015.

This plan increases the number of patients from whom data would be available at PoC from [***] patients with [***] of follow up to [***] patients, providing a more appropriate data set for decision making for this disease which affects a larger population with a wide age range and for which standard of care prolongs life expectancy. This plan includes paediatric patients and treatment using the “[***]” process which may [***] and lead to [***].

The initial [***] allows for treatment of [***] patients, comprising [***] and [***] using the [***].

In addition, the parties plan to activate an improvement project referred to as the [***]. Subject to successful completion of pre-clinical work to develop a GMP Protocol, and subject to approval from appropriate ethical committees and regulatory authorities, the intention is to treat [***] patients in a clinical research protocol using the [***].

Whilst the timing of the different elements of the plan is not certain, the projection is that [***] data on [***] in the TIGET-BTHAL Protocol will be available around the [***], and this will be the earliest opportunity to deliver PoC package. At that date, it is planned that there will be data on up to [***] from the [***] protocol, including at least [***] data on [***] from that Protocol.

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[***]

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EXHIBIT E

TIGET Proposed ADDITIONAL Paragraph for Beta Thal Informed Consent Form:

omissis

1. [***]

2. [***]

3. [***]

Proposed Additional Declaration of Consent:

[***]

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AMENDMENT NO. 2 TO THE

RESEARCH AND DEVELOPMENT COLLABORATION AND LICENSE AGREEMENT

This AMENDMENT NO. 2 TO THE RESEARCH AND DEVELOPMENT COLLABORATION AND LICENSE AGREEMENT (the “Amendment No. 2”) is entered into as of this 4th day of April 2016 (the “Amendment No. 2 Effective Date”) by and between Fondazione Telethon (“Telethon”) and Ospedale San Raffaele (“OSR”) (successor in interest to Fondazione Centro San Raffaele del Monte Tabor), on the one side and GlaxoSmithKline Intellectual Property Development Limited (“GSK”) (an Affiliate of Glaxo Group Limited (“GGL”) and assignee of GGL’s rights under the Collaboration Agreement (defined below)). This Amendment No. 2 amends that certain Research and Development Collaboration and License Agreement entered into on October 15, 2010 between GGL, Telethon and Fondazione Centro San Raffaele del Monte Tabor, as amended by Amendment No. 1 on 31 March 2015 (the “Amendment No. 1”) (the agreement, as amended by Amendment No. 1, the “Collaboration Agreement”). Capitalized terms used but not defined herein shall have the meaning ascribed to such terms in the Collaboration Agreement. Each of GSK, Telethon, and OSR may be referred to herein as a “Party” and collectively as the “Parties.” Telethon and OSR may be referred to herein collectively as “Telethon-HSR”.

WHEREAS, the Parties are collaborating on several Collaboration Programs for ex vivo hematopoietic stem cell gene therapy of monogenic diseases, including a Collaboration Program in Beta-thalassemia (the “Beta-Thal Program”);

WHEREAS, certain costs and expenses related to the conduct of the Beta-Thal Program [***] and the Parties have agreed to re-allocate a portion of the Option Fee for the Beta-Thal Program to an earlier milestone payment and have agreed upon a certain cost-sharing arrangement [***] for the Beta-Thal Program; and

WHEREAS, the Parties now desire to enter into this Amendment No. 2 to capture their agreement with respect to the above referenced subject matters, on the terms and conditions as set forth herein.

NOW, THEREFORE, in consideration of the mutual agreements contained herein and other good and valuable consideration, the sufficiency of which is hereby acknowledged, the Parties agree as follows:

AGREEMENT

25

Amendment of Milestone Payment and Option Fee. Clause 6(b) of the Amendment No. 1 shall be amended, solely with respect to the Beta-Thal Program, to amend the “[***]” milestone as set forth therein and in Amendment No.1 to increase such milestone payment from [***] to [***]. Correspondingly, the Beta-Thal Option Exercise Fee is reduced from [***] down to [***] (the “Beta-Thal Option Exercise Fee”).

26

Payment for Additional Beta-Thal Lentiviral Vector Batches. As of this Amendment No. 2 Effective Date, the agreed-upon development plan for the Beta-Thal Program includes a total of [***] batches of lentiviral vector for the development activities to be conducted by Telethon-HSR for the Beta-Thal Program. [***]. In the event

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that Telethon-HSR determines that additional batches of lentiviral vector (i.e. more than [***]) are needed to conduct the Beta-Thal Program clinical studies through to the conclusion of the [***] Study, Telethon-HSR will notify GSK in writing via the JSC and the Parties will discuss and agree upon the timing and number of additional lentiviral vector to be ordered for the Beta-Thal Program. If the Parties agree that additional batches of vector are needed, then Telethon-HSR will be responsible for the order and payment of any such additional agreed-upon lentiviral vector batches for the Beta-Thal Program. GSK will reimburse Telethon-HSR for the costs of each such agreed upon additional lentiviral vector batch at a rate of [***] per batch, as follows: Telethon-HSR will invoice GSK for the costs of such additional lentiviral vector batch following payment of such batch by Telethon-HSR. GSK will pay such invoiced amount within the first [***] of the month that is [***] following receipt of such invoice by Telethon-HSR. GSK will thereafter deduct [***] of such amounts paid by GSK (the “Telethon-HSR portion”) from future royalty payments due from GSK to Telethon-HSR for the Beta-Thal Program, such amounts to be deducted from each future royalty payment until the total Telethon-HSR portion has been exhausted. For the avoidance of doubt, in the event that the Option is not exercised by GSK with respect to the Beta-Thal Program, GSK shall not be entitled to request Telethon-OSR to refund the Telethon-HSR portion.

27

Inclusion of Side Letter Agreements. Clause 9 of the Amendment n.1 shall be amended solely by adding side letter n.10. The Side Letter Agreements entered into as of the Amendment No. 2 Effective Date and which have also been incorporated by reference into the Collaboration Agreement are as follows:

27.1	Side Letter No. 1: [***];

27.2	Side Letter of [***].

27.3	Side Letter No. 2: [***];

27.4	Side Letter No. 3: [***];

27.5	Side Letter No. 4: [***];

27.6	Side Letter No. 5: [***];

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27.7	Side Letter No. 6: [***]; and

27.8	Side Letter No. 7: [***].

27.9	Side letter No. 8: [***].

27.10	Side letter No. 9: [***].

27.11	Side letter No. 10: [***].

28

Miscellaneous. In the event of a conflict of terms between this Amendment No. 2 and the Collaboration Agreement, the terms of this Amendment No. 2 shall control. Except as expressly amended by this Amendment No. 2 or the Side Letter Agreements included in this Amendment No.2, the Collaboration Agreement shall remain in full force and effect according to its terms. This Amendment No. 2 may be executed in more than one counterpart, each of which shall be deemed to be an original but all of which taken together shall be deemed a single instrument. A facsimile or pdf transmission of the Amendment No. 2 will be legal and binding on both Parties. This Amendment No. 2 shall be incorporated into and shall, as of the Amendment No. 2 Effective Date, form part of the Collaboration Agreement between the Parties.

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Execution Copy

IN WITNESS WHEREOF, and intending to be legally bound hereby, the Parties have caused this Amendment No. 1 to be executed by their duly authorized representatives as of the Amendment No. 1 Effective Date.

For TELETHON-HSR:

For Fondazione Telethon:

By:	[***]

Name:	[***]

Title:	[***]

Ospedale San Raffaele

By:	[***]

Name:	[***]

Title:	[***]

GlaxoSmithKline Intellectual Property Development Limited

By:	[***]

Name:	[***]

Title:	[***]

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AMENDMENT TO

“AMENDMENT NO. 2 TO THE RESEARCH AND DEVELOPMENT COLLABORATION AND LICENSE AGREEMENT”

This AMENDMENT TO THE “AMENDMENT NO. 2 TO THE RESEARCH AND DEVELOPMENT COLLABORATION AND LICENSE AGREEMENT” (the “Amendment No. 2bis”) is entered into as of the 17th day of July 2018 (the “Amendment No. 2bis Effective Date”) by and between Fondazione Telethon (“Telethon”) and Ospedale San Raffaele (“OSR”) (successor in interest to Fondazione Centro San Raffaele del Monte Tabor), on the one side and Orchard Therapeutics Limited (“OTL”) to which the Research and Development Collaboration and License Agreement dated 15 October 2010 (as subsequently amended; “Collaboration Agreement”) between Ospedale San Raffaele S.r.l., Fondazione Telethon and Glaxo Group Limited has been novated on 11 April 2018.

This Amendment No. 2bis amends such Amendment No. 2 dated 4 April 2016 (the “Amendment No. 2”).

Capitalized terms used but not defined herein shall have the meaning ascribed to such terms in the Collaboration Agreement.

Each of OTL, Telethon, and OSR may be referred to herein as a “Party” and collectively as the “Parties”. Telethon and OSR may be referred to herein collectively as “Telethon-OSR”.

WHEREAS, the option right granted in accordance with the Collaboration Agreement in relation to the Beta-Thal Collaboration Program has been exercised on 20 April 2017;

WHEREAS, pursuant to Sections 2.4(a)(i) and 2.4(c)(iii) of the Collaboration Agreement, following to such option exercise all costs and expenses related to the Beta-Thal Collaboration Program shall be supported by OTL;

WHEREAS, notwithstanding the said exercise of the option, Telethon-OSR shall still be responsible to order and pay (in accordance with the terms and conditions set forth under Section 2 of Amendment No. 2) [***] according to the Development Plan of the Beta Thal Program

WHEREAS, to facilitate the process in view of the treatment of [***], the Parties have agreed to increase [***], according to the terms and conditions set forth herein, such that the order shall be for [***];

WHEREAS, the Parties therefore desire to enter into this Amendment No. 2bis to capture their agreement with respect to the above referenced subject matters, on the terms and conditions as set forth herein.

NOW, THEREFORE, in consideration of the mutual agreements contained herein and other good and valuable consideration, the sufficiency of which is hereby acknowledged, the Parties agree as follows:

AGREEMENT

1. The Parties hereby agree that [***] ([***]; hereinafter each the “[***]” and collectively the “[***]”) [***] are needed to [***] within the Beta-Thal Program, each such [***] cost being equal to [***] ([***]); provided, that Telethon-OSR will be responsible for [***] and payment of such [***] for the Beta-Thal Program as follows:

i. according to the arrangements achieved by the Parties with [***]:

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a)	Telethon-OSR shall pay to [***] an amount equal to [***] ([***]) per [***] (“Telethon-OSR Payment”);

b)	OTL shall pay to [***], an amount equal to [***] ([***]) per [***];

ii.	OTL will reimburse Telethon-OSR for the Telethon-OSR Payment for each [***], as follows:

a)

Telethon-OSR will invoice OTL for the Telethon-OSR Payment for each [***]; OTL will pay such invoiced amount within the [***] of the month that is [***] following receipt of such invoice issued by Telethon—OSR;

b)

OTL will thereafter deduct an amount equal to [***] ([***]) of the cost of [***] needed for [***] from future royalty payments due from OTL to Telethon-OSR for the Beta-Thal Collaboration Program, such amounts to be deducted from each future royalty payment until the total amount mentioned in this Section 1.ii.b) has been exhausted. If [***], and OTL and Telethon-OSR agreed to [***], an incremental similar discount would apply so that in all and any cases, OTL would [***] incurred for [***].

For the avoidance of doubt, unless otherwise agreed in writing by the Parties, OTL shall be responsible to order and pay any [***] required for the development of the Beta-Thal Collaboration Program in accordance with the Collaboration Agreement (this Amendment No. 2bis constituting a derogation to the terms and conditions set forth under the Collaboration Agreement with respect to the Parties’ responsibilities after Option exercise).

2. In the event of a conflict of terms between this Amendment No. 2bis and the Amendment No. 2, the terms of this Amendment No. 2bis shall prevail. Except as expressly amended by this Amendment No. 2bis, the Collaboration Agreement shall remain in full force and effect according to its terms. This Amendment No. 2bis may be executed in more than one counterpart, each of which shall be deemed to be an original but all of which taken together shall be deemed a single instrument. A facsimile or pdf transmission of the Amendment No. 2bis will be legal and binding on both Parties. This Amendment No. 2bis shall be incorporated into and shall, as of the Amendment No. 2bis Effective Date, form part of the Collaboration Agreement between the Parties.

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IN WITNESS WHEREOF, and intending to be legally bound hereby, the Parties have caused this Amendment No. 2bis to be executed by their duly authorized representatives as of the Amendment No. 2bis Effective Date.

For TELETHON-OSR:

Fondazione Telethon

By:	[***]

Name:	[***]

Title:	[***]

Ospedale San Raffaele

By:	[***]

Name:	[***]

Title:	[***]

Orchard Therapeutics Limited

By:	[***]

Name:	[***]

Title:	[***]

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AMENDMENT NO. 3 TO THE

RESEARCH AND DEVELOPMENT COLLABORATION AND LICENSE AGREEMENT

This AMENDMENT NO. 3 TO THE RESEARCH AND DEVELOPMENT COLLABORATION AND LICENSE AGREEMENT (the “Amendment No. 3”) is entered into as of the 23rd day of September 2016 (the “Amendment No. 3 Effective Date”) by and between Fondazione Telethon (“Telethon”) and Ospedale San Raffaele (“OSR”) (successor in interest to Fondazione Centro San Raffaele del Monte Tabor), on the one side and GlaxoSmithKline Intellectual Property Development Limited (“GSK”) (an Affiliate of Glaxo Group Limited (“GGL”) and assignee of GGL’s rights under the Collaboration Agreement (defined below)). This Amendment No. 3 amends that certain Research and Development Collaboration and License Agreement entered into on October 15, 2010 between GGL, Telethon, Fondazione Centro San Raffaele del Monte Tabor, as amended by Amendment No. 1 on 31 March 2015 (the “Amendment No. 1”), and Amendment No. 2 on 4 April 2016 (the “Amendment No. 2”) (the agreement, as amended by Amendment No. 1 and Amendment No. 2, the “Collaboration Agreement”). Capitalized terms used but not defined herein shall have the meaning ascribed to such terms in the Collaboration Agreement. Each of GSK, Telethon, and OSR may be referred to herein as a “Party” and collectively as the “Parties”. Telethon and OSR may be referred to herein collectively as “Telethon-HSR”.

WHEREAS, the Parties are collaborating on several Collaboration Programs for ex vivo hematopoietic stem cell gene therapy of monogenic diseases, including a Collaboration Program in Beta-thalassemia (the “Beta-Thal Program”);

WHEREAS, the Parties have decided to seek [***] regarding certain aspects of the Beta-Thal Program, and the Parties have agreed to re-allocate a portion of the Option Exercise Fee for the Beta-Thal Program as an earlier milestone payment and have agreed that GSK will cover certain additional costs related to [***]; and

WHEREAS, the Parties now desire to enter into this Amendment No. 3 to capture their agreement with respect to the above referenced subject matters, on the terms and conditions as set forth herein.

NOW, THEREFORE, in consideration of the mutual agreements contained herein and other good and valuable consideration, the sufficiency of which is hereby acknowledged, the Parties agree as follows:

AGREEMENT

1

Amendment of Beta-Thal Option Exercise Fee. The Beta-Thal Option Exercise Fee shall be amended to reduce the Beta-Thal Option Exercise Fee from [***] as set forth in the Amendment No. 1 to [***]. GSK will pay such Beta-Thal Option Exercise Fee, as amended under this Section 1, in accordance with the terms set forth in Clause 6.5 of the Collaboration Agreement.

2

Milestone upon [***]. The Collaboration Agreement shall be amended, solely with respect to the Beta-Thal Program, to include an additional milestone event and corresponding milestone payment of [***] to be achieved upon [***]. Telethon-OSR may invoice GSK for such milestone payment upon achievement of the milestone event, and GSK will pay such invoiced amount in accordance with the terms set forth in Clause 6.5 of the Collaboration Agreement; provided that solely with respect to the milestone payment set forth in this Section 2, in derogation to such Clause 6.5, the payment terms shall be reduced to [***] after receipt by GSK of the invoice from Telethon-OSR.

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3

The Parties have also agreed that GSK shall reimburse Telethon for fees incurred by Telethon in connection with [***], of [***]. Telethon shall invoice GSK for such fees, including proof of payment by Telethon of the same, and GSK will reimburse such amounts within [***] after receipt by GSK of the invoice issued by Telethon.

4

Miscellaneous. In the event of a conflict of terms between this Amendment No. 3 and the Collaboration Agreement, the terms of this Amendment No. 3 shall control. Except as expressly amended by this Amendment No. 3, the Collaboration Agreement (including all of the Side Letter Agreements incorporated therein) shall remain in full force and effect according to its terms. This Amendment No. 3 may be executed in more than one counterpart, each of which shall be deemed to be an original but all of which taken together shall be deemed a single instrument. A facsimile or pdf transmission of the Amendment No. 3 will be legal and binding on all Parties. This Amendment No. 3 shall be incorporated not and shall, as of the Amendment No. 3 Effective Date, form part of the Collaboration Agreement between the Parties.

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Execution Copy

IN WITNESS WHEREOF, and intending to be legally bound hereby, the Par ties have caused this Amendment No. 3 to be executed by their duly authorized representatives as of Amendment No. 3 Effective Date.

For Fondazione Telethon:

By:	[***]
Name:	[***]
Title:	[***]

Ospedale San Raffaele

By:	[***]

Name:	[***]

Title:	[***]

GlaxoSmithKline Intellectual Property Development Limited

By:	[***]

Name:	[***]

Title:	[***]

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AMENDMENT NO. 4 TO THE

RESEARCH AND DEVELOPMENT COLLABORATION AND LICENSE AGREEMENT

This AMENDMENT NO. 4 TO THE RESEARCH AND DEVELOPMENT COLLABORATION AND LICENSE AGREEMENT (the “Amendment No. 4”) is entered into as of the 15th day of December 2016 (the “Amendment No. 4 Effective Date”) by and between Fondazione Telethon (“Telethon”) and Ospedale San Raffaele (“OSR”) (successor in interest to Fondazione Centro San Raffaele del Monte Tabor), on the one side and GlaxoSmithKline Intellectual Property Development Limited (“GSK”) (an Affiliate of Glaxo Group Limited (“GGL”) and assignee of GGL’s rights under the Collaboration Agreement (defined below)). This Amendment No. 4 amends that certain Research and Development Collaboration and License Agreement entered into on October 15, 2010 between GGL, Telethon, Fondazione Centro San Raffaele del Monte Tabor, as amended by Amendment No. 1 on 31 March 2015 (the “Amendment No. 1”), and Amendment No. 2 on 4 April 2016 (the “Amendment No. 2”), and Amendment No. 3 on 23rd day of September 2016 (the “Amendment No. 3”) (the agreement, as amended by Amendments No. 1, No. 2, and No. 3 the “Collaboration Agreement”). Capitalized terms used but not defined herein shall have the meaning ascribed to such terms in the Collaboration Agreement. Each of GSK, Telethon, and OSR may be referred to herein as a “Party” and collectively as the “Parties”. Telethon and OSR may be referred to herein collectively as “Telethon-OSR”.

WHEREAS, GSK exclusively licensed the ex-vivo gene therapy program for ADA-SCID under the terms of the Collaboration Agreement and obtained approval from the EMA to commercialize such gene therapy medicine for ADA-SCID on 27 May 2016;

WHEREAS, as of the Amendment No. 4 Effective Date, Ospedale San Raffaele is the only approved treatment centre to provide the ex-vivo gene therapy treatment for ADA-SCID (marketed by GSK under the name StrimvelisTM); and

WHEREAS, providing this treatment at a single treatment centre requires additional activities and additional at-risk investments by Telethon that were not contemplated under the original Collaboration Agreement, but which have been determined by the Parties to be critical to commercial success of StrimvelisTM; and

WHEREAS, Telethon created, at its sole risk, [***] to support, as may be needed, patients and their family, in the form of a package of services which may include [***], as determined in the reasonable judgement of Telethon-; and

WHEREAS, the Parties now desire to enter into this Amendment No. 4 to capture their agreement with respect to the above referenced subject matters, on the terms and conditions as set forth herein.

NOW, THEREFORE, in consideration of the mutual agreements contained herein and other good and valuable consideration, the sufficiency of which is hereby acknowledged, the Parties agree as follows:

AGREEMENT

5

Amendment of Clause 6.2 of the Agreement. Clause 6.2(a) of the Agreement (Development, Regulatory and Commercial Milestones) shall be amended, solely as such clause applies to the ADA-SCID Collaboration Program, to include the following additional milestone payment for the ADA-SCID Collaboration Program milestone payments as set out in the table in Clause 6.2(b) of the Agreement. The Parties agree that the [***] milestone payment shall be paid solely to Telethon, in recognition that as between OSR and Telethon, Telethon has created [***] and has availed and is willing to avail of such [***].

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Programs M £
Milestone Events	Retrovirus ADA-SCID	Lentivirus WAS	Lentivirus MLD	Lentivirus ß Thalass	Lentivirus MPS	Lentivirus GLD	Lentivirus CGD
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

*	Solely for purposes of this milestone payment for the ADA-SCID Collaboration Program:

•	[***]

•	[***]

6	Telethon will use its Commercially Reasonable Efforts to provide patient support services up to the first [***] Patients (as defined above) treated at OSR with the Strimvelis™ gene therapy medicine.

7

Miscellaneous. In the event of a conflict of terms between this Amendment No. 4 and the Collaboration Agreement, the terms of this Amendment No. 4 shall control. Except as expressly amended by this Amendment No. 4, the Collaboration Agreement (including all of the Side Letter Agreements incorporated therein) shall remain in full force and effect according to its terms. This Amendment No. 4 may be executed in more than one counterpart, each of which shall be deemed to be an original but all of which taken together shall be deemed a single instrument. A facsimile or pdf transmission of the Amendment No. 4 will be legal and binding on all Parties. This Amendment No. 4 shall be incorporated not and shall, as of the Amendment No. 4 Effective Date, form part of the Collaboration Agreement between the Parties.

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Execution Copy	Confidential

IN WITNESS WHEREOF, and intending to be legally bound hereby, the Parties have caused this Amendment No. 4 to be executed by their duly authorized representatives as of the Amendment No. 4 Effective Date.

For Fondazione Telethon:

By:	[***]

Name:	[***]

Title:	[***]

Ospedale San Raffaele

By:	[***]

Name:	[***]

Title:	[***]

GlaxoSmithKline Intellectual Property Development Limited

By:	[***]

Name:	[***]

Title:	[***]

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Execution Copy	Confidential

AMENDMENT NO. 5 TO THE

RESEARCH AND DEVELOPMENT COLLABORATION AND LICENSE AGREEMENT

This AMENDMENT NO. 5 TO THE RESEARCH AND DEVELOPMENT COLLABORATION AND LICENSE AGREEMENT (the “Amendment No. 5”) is entered into as of the 15th day of July 2017 (the “Amendment No. 5 Effective Date”) by and between Fondazione Telethon (“Telethon”) and Ospedale San Raffaele (“OSR”) (successor in interest to Fondazione Centro San Raffaele del Monte Tabor), on the one side and GlaxoSmithKline intellectual Property Development Limited (“GSK”) (an Affiliate of Glaxo Group Limited (“GGL”) and assignee of GGL’s rights under the Collaboration Agreement (defined below)). This Amendment No. 5 amends that certain Research and Development Collaboration and License Agreement entered into on October 15, 2010 between GGL, Telethon, Fondazione Centro San Raffaele del Monte Tabor, as amended by Amendment No. 1 on 31 March 2015 (the “Amendment No. 1”), and Amendment No. 2 on 4 April 2016 (the “Amendment No. 2”), and Amendment No. 3 on 23rd day of September 2016 (the “Amendment No. 3”), and Amendment No. 4 on 15 December 2016 (the “Amendment No. 4”) (the agreement, as amended by Amendments No. 1, No. 2, No. 3, and No. 4 the “Collaboration Agreement”). Capitalized terms used but not defined herein shall have the meaning ascribed to such terms in the Collaboration Agreement. Each of GSK, Telethon, and OSR may be referred to herein as a “Party” and collectively as the “Parties”. Telethon and OSR may be referred to herein collectively as “Telethon-OSR”.

WHEREAS, GSK has provided notice of its Option exercise for the Beta-Thalassemia Collaboration Program (the “B-Thal Program”) under the terms of the Collaboration Agreement;

WHEREAS, as the B-Thal program has progressed, the teams have received [***];

WHEREAS, the Parties have agreed to clarify and amend the Agreement with respect to certain provisions relating to the B-Thal Collaboration Program; and

WHEREAS, the Parties now desire to enter into this Amendment No. 5 to formalize their agreement with respect to the above referenced subject matter, on the terms and conditions as set forth herein.

NOW, THEREFORE, in consideration of the mutual agreements contained herein and other good and valuable consideration, the sufficiency of which is hereby acknowledged, the Parties agree as follows:

AGREEMENT

1	Conduct of activities for a [***].

1.1	General. Within [***] following the Amendment No. 5 Effective Date, Telethon-OSR and GSK will discuss in good faith and agree upon a development plan for the conduct of activities up to the completion of a Proof-of-Concept Study for the [***] using [***] (together with the [***] vector, the “Licensed Vectors”), including the respective activities and responsibilities allocated to each Party (“[***] Plan”). For clarity, GSK’s obligations under Section 5.1(c) of the Collaboration Agreement with respect to the B-Thal Program shall be satisfied by the Beta-Thalassemia indication and shall not be construed to include additional diligence obligations for a [***] in the B-Thal Program. GSK’s license grant to the B-Thal Program shall remain in full force and effect so long as GSK is pursuing at least [***] indication in the B-Thal Program as required in Section 5.1(c) of the Collaboration Agreement.

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1.2	The [***] shall include

(a) Pre-clinical Activities; Research Support Payments. GSK and Telethon-OSR will agree upon the specific non-CMC pre-clinical activities to be conducted by Telethon-OSR according to the [***], including a budget for such activities and an annual and overall cap for the costs for such activities. The annual budget for work to be conducted by Telethon-OSR shall be divided into equal quarterly payments (each quarterly payment, a “Research Payment” and collectively, the “Research Payments”). Telethon-OSR and GSK agree that Research Payments shall be a reasonable fair market value, taking into account administrative overhead costs. Following agreement on the pre-clinical research plan (including the approved budget) for the [***], Telethon-OSR will invoice GSK for the first quarterly Research Payment and GSK will pay such invoiced amount within [***] of receipt of invoice by GSK. Telethon-OSR will thereafter invoice GSK for each subsequent quarterly Research Payment to be made by GSK under the [***] Plan for pre-clinical activities at least [***] prior to the first day of each calendar quarter, and GSK shall pay such quarterly payments on the [***], provided that GSK shall not be obligated to make any such quarterly Research Payments less than [***] after receipt by GSK of the relevant invoice from Telethon-OSR. Both Parties declare that they have adopted model anti-bribery/anti-corruption practices according to Italian law 231/01. GSK will be responsible for the CMC work and for all other aspects eventually needed for manufacturing with respect to the [***].

(b) Proof-of-Concept Study. The Parties currently anticipate that a clinical PoC Study ([***]) will be required to support an MAA file in order to obtain a [***] for the B-Thal product (if approved). GSK and Telethon-OSR will work together in good faith to agree upon the protocol and clinical trial design for a [***], including a study budget for the conduct of the PoC Study (the “[***] Study”). [***].

(c) Multicentre Confirmatory Study. GSK will be responsible for the multicentre confirmatory study and for all other aspects eventually needed for commercialization of a GSK Product with respect to the [***].

2

Amendment of Section 3 (Management of the Collaboration). Solely with respect to the B-Thal Collaboration Program, Section 3.1(c) of the Collaboration Agreement shall be amended to include the following statement. This amended Section 3.1(c) shall not apply to any other Collaboration Program under the Collaboration Agreement.

“Solely with respect to the B-Thal Program, following GSK’s Option exercise, the Joint Steering Committee shall continue to oversee the pre-clinical and clinical Development activities (up to the completion of a PoC Study) for the Development Licensed Vectors for a [***]. Provided that all decisions of the JSC shall be made by unanimous consent of the JSC, in the event of disagreement, GSK shall have final decision-making authority on the Joint Steering Committee for all activities for the [***] (including whether to continue activities for such [***]). Notwithstanding the foregoing, is understood that in case of compelling safety reasons which could not be resolved by the JSC or the JDC, Telethon-OSR may elect to terminate its involvement with respect to the Development of Licensed Vectors for the [***] clinical activities in accordance with Section 12.3(b) of the Collaboration Agreement shall apply.

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3

Amendment of Section 4.2(c) of the Collaboration Agreement (Upon Exercise of Option- Grant of Exclusive License to GSK). Solely with respect to the B-Thal Collaboration Program, Section 4.2(c) of the Collaboration Agreement shall be amended to add the underlined text set forth below. This amended Section 4.2(c) shall not apply to any other Collaboration Program under the Collaboration Program.

“Upon Exercise of Option—Grant of Exclusive License to GSK for the B-Thal Collaboration Program. Subject to the terms and conditions of this Agreement, upon GSK’s exercise of the Option for the B-Thal Collaboration Program in accordance with Section 4.2(d) or by operation of Section 12.5 and Telethon-OSR’s receipt of the applicable Option Exercise Fee, Telethon-OSR and its Affiliates shall be hereby deemed to have granted and hereby grant to GSK, conditional upon such event, an exclusive, worldwide, sublicenseable (subject to Section 4.14) license (which rights shall be exclusive even as to Telethon-OSR and its Affiliates), in the Territory under ail of Telethon-OSR’s and its Affiliates’ rights, title and interest in and to the relevant Collaboration Program Exclusively Licensed IP to make, have made, use, sell, offer for sale and import Vectors (for the avoidance of doubt, which shall mean the [***] (“Licensed Vectors”)) and/or Products included under or resulting from the Collaboration Program as and into GSK Products in the Field. For the avoidance of doubt, the license granted upon GSK’s exercise of the Option for the B-Thal Collaboration Program shall include the license to make, have made, use, sell, offer for sale and import the Licensed Vectors into GSK products for [***].”

4

Milestone Payments for the [***] in the B-Thal Program. The following [***]-specific milestone payments set out below in Table 1 of this Section 4 of Amendment No. 5 shall apply to the [***] in the B-Thal Program. Following achievement of the corresponding milestone event in the [***] in the Beta-Thai Program, Telethon-OSR shall invoice GSK for the applicable milestone payment and GSK shall make the non-refundable, non-creditable milestone payment to TELETHON-OSR within [***] following receipt of an invoice for such milestone payment. All of the milestones set forth below in this Table 1 of Section 4 shall be payable only once for the [***] in the Beta-Thal Program, regardless of the number of times such milestone event may be achieved.

[***] Specific Milestone Events
Milestone Event	Milestone Payment (€ M)
[***]	[***]

[***]	[***]

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In addition, in the event that the Product developed under this Amendment No. 5 for the treatment of [***] is registered as a separate product from the B-Thal gene therapy Product, and does not reference or incorporate [***], then GSK and Telethon-OSR will meet to reasonably discuss and agree upon the extent to which any of the MAA Approval and Sales Milestones from the B-Thal Program shall also be paid by GSK with respect to the [***] Product.

5

Clarification of Section 6.3(a) of the Collaboration Agreement (Royalties). For the avoidance of doubt, GSK and Telethon-OSR agree that royalties owed by GSK for the B-Thal Program under the Collaboration Agreement shall also include in such royalty calculations royalties on Net Sales of the GSK Product for use in any and all indications (including the [***]).

6

Miscellaneous. In the event of a conflict of terms between this Amendment No. 5 and the Collaboration Agreement, the terms of this Amendment No. 5 shall control. Except as expressly amended by this Amendment No. 5, the Collaboration Agreement (including all of the Side Letter Agreements incorporated therein) shall remain in full force and effect according to its terms. This Amendment No. 5 may be executed in more than one counterpart, each of which shall be deemed to be an original but all of which taken together shall be deemed a single instrument. A facsimile or pdf transmission of the Amendment No. 5 will be legal and binding on all Parties. This Amendment No. 5 shall be incorporated not and shall, as of the Amendment No. 5 Effective Date, form part of the Collaboration Agreement between the Parties.

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IN WITNESS WHEREOF, and intending to be legally bound hereby, the Parties have caused this Amendment No. 5 to be executed by their duly authorized representatives as of the Amendment No. 5 Effective Date.

For Fondazione Telethon:

By:	[***]

Name:	[***]

Title:	[***]

Ospedale San Raffaele

By:	[***]

Name:	[***]

Title:	[***]

GlaxoSmithKline Intellectual Property Development Limited

By:	[***]

Name:	[***]

Title:	[***]

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AMENDMENT NO. 6 TO THE

RESEARCH AND DEVELOPMENT COLLABORATION AND LICENSE AGREEMENT

This AMENDMENT NO. 6 TO THE RESEARCH AND DEVELOPMENT COLLABORATION AND LICENSE AGREEMENT (the “Amendment No. 6”) is entered into as of the 7th day of November 2017 (the “Amendment No. 6 Effective Date”) by and between Fondazione Telethon (“Telethon”) and Ospedale San Raffaele (“OSR”) (successor in interest to Fondazione Centro San Raffaele del Monte Tabor), on the one side and GlaxoSmithKline Intellectual Property Development Limited (“GSK”) (an Affiliate of Glaxo Group Limited (“GGL”) and assignee of GGL’s rights under the Collaboration Agreement (defined below)). This Amendment No. 6 amends that certain Research and Development Collaboration and License Agreement entered into on October 15, 2010 between GGL, Telethon, Fondazione Centro San Raffaele del Monte Tabor, as amended by Amendment No. 1 on 31 March 2015 (the “Amendment No. 1”), and Amendment No. 2 on 4 April 2016 (the “Amendment No. 2”), and Amendment No. 3 on 23rd day of September 2016 (the “Amendment No. 3”), and Amendment No. 4 on 15 December 2016 (the “Amendment No. 4”) (the agreement, as amended by Amendments No. 1, No. 2, No. 3, and No. 4 the “Collaboration Agreement”), and Amendment No. 5 on July 15th 2017 (the “Amendment No. 5”). Capitalized terms used but not defined herein shall have the meaning ascribed to such terms in the Collaboration Agreement. Each of GSK, Telethon, and OSR may be referred to herein as a “Party” and collectively as the “Parties”. Telethon and OSR may be referred to herein collectively as “Telethon-OSR”.

WHEREAS, the Parties have agreed to amend the Amendment No.2 with respect to certain provisions relating to the B-Thal Collaboration Program; and

WHEREAS, the Parties now desire to enter into this Amendment No. 6 to formalize their agreement with respect to the above referenced subject matter, on the terms and conditions as set forth herein.

NOW, THEREFORE, in consideration of the mutual agreements contained herein and other good and valuable consideration, the sufficiency of which is hereby acknowledged, the Parties agree as follows:

AGREEMENT

1	Payment for Additional Beta Thal Lentiviral Vector Batches. As of this Amendment No 6 Effective Date:

1.1	Telethon-OSR and GSK agreed to have a [***] Beta Thal lentiviral vector batch produced at a rate of [***] per batch;

1.2	GSK has already entirely reimbursed the above mentioned amount in accordance with Section 2 of Amendment No. 2;

1.3	on June 27th, 2016 the JSC has elected (upon request from GSK, as agreed by Telethon-OSR) to use [***] of such vector batch for stability studies.

In consideration of the above, the Parties herein agree that, in derogation to Section 2 of the Amendment No. 2, GSK shall not be entitled to deduct [***] of the amount reimbursed with respect to the [***] Beta Thal lentiviral vector batch from future royalties payment due from GSK to Telethon-OSR following to GSK’s exercise of the Option with respect to the Beta-Thal Program.

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2

Miscellaneous. This Amendment No. 6 is aimed at amending Amendment No. 2 to the sole extent provided under Section 1 above. In the event of a conflict of terms between this Amendment No. 6 and the Collaboration Agreement, the terms of this Amendment No. 6 shall control. Except as expressly amended by this Amendment No. 6, the Collaboration Agreement (including all of the Side Letter Agreements incorporated therein) shall remain in full force and effect according to its terms. This Amendment No. 6 may be executed in more than one counterpart, each of which shall be deemed to be an original but all of which taken together shall be deemed a single instrument. A facsimile or pdf transmission of the Amendment No. 6 will be legal and binding on all Parties. This Amendment No. 6 shall be incorporated not and shall, as of the Amendment No. 6 Effective Date, form part of the Collaboration Agreement between the Parties.

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IN WITNESS WHEREOF, and intending to be legally bound hereby, the Parties have caused this Amendment No. 6 to be executed by their duly authorized representatives as of the Amendment No. 6 Effective Date.

For Fondazione Telethon:

By:	[***]

Name:	[***]

Title:	[***]

Ospedale San Raffaele

By:	[***]

Name:	[***]

Title:	[***]

GlaxoSmithKline Intellectual Property Development Limited

By:	[***]

Name:	[***]

Title:	[***]

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